UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
ADVANCED MICRO DEVICES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ADVANCED MICRO DEVICES, INC.

2485 AUGUSTINE DRIVE

SANTA CLARA, CALIFORNIA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2026 annual meeting of stockholders (our “Annual Meeting”) to be held on Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time. Our Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/AMD2026. You will not be able to attend the Annual Meeting in person.

We are holding our Annual Meeting to:

•	Elect the eight director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve on a non-binding, advisory basis the compensation of our named executive officers (“Say-on-Pay”), as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”);

•

Approve the amendment and restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (as amended and restated, the “2023 Plan”) to: (i) increase the number of authorized shares that can be issued to employees, consultants and directors under the 2023 Plan by 65 million shares and (ii) update the plan for certain administrative changes;

•	Vote on the stockholder proposal described in this proxy statement, if properly presented at our Annual Meeting; and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials at no charge. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 19, 2026 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/AMD2026 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

For additional details on Internet and telephone voting and the virtual meeting, please see pages 1-6 of the Proxy Statement.

Sincerely,

Ava M. Hahn

Senior Vice President, General Counsel and Corporate

Secretary

This notice of annual meeting is dated March 27, 2026 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 27, 2026.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 27, 2025 are available at

www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

2026 NOTICE OF MEETING AND PROXY STATEMENT

2026 NOTICE OF MEETING AND PROXY STATEMENT

Table of Contents (continued)

2026 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise. Information presented in this Proxy Statement is based on our 2025 fiscal year, which ended December 27, 2025.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 27, 2026 to stockholders of record on March 19, 2026 (the “Record Date”) who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?

	A:	Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time virtually at www.virtualshareholdermeeting.com/AMD2026. Our stockholders as of the close of business on the Record Date are invited to attend or participate in our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?

	A:	The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2025 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

	A:	The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations page of our website at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?

	A:	This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $25,000.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

6.	Q:	WHO IS ENTITLED TO VOTE?

	A:	Stockholders as of the close of business on the Record Date are entitled to vote on all items properly presented at our Annual Meeting. On the Record Date, 1,630,338,779 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of these stockholders will be available during regular business hours at our headquarters, located at 2485 Augustine Drive, Santa Clara, California 95054, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available during our Annual Meeting on our virtual meeting website.

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?

	A:	You may vote on:
	•	Proposal 1: Election of the eight director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval on a non-binding, advisory basis of the compensation of our named executive officers (“Say-On-Pay”).
	•	Proposal 4: Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (as amended and restated, the “2023 Plan”) to: (i) increase the number of authorized shares that can be issued to our employees, consultants and directors under the 2023 Plan by 65 million shares and (ii) update the 2023 Plan for certain administrative changes.
	•	Proposal 5: A stockholder proposal requesting changes to the stockholder right to call a special meeting.
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.

8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

	A:	The Board recommends that you vote:
	•	FOR each of the eight director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the Say-On-Pay proposal.
	•	FOR the approval of the amendment and restatement of the 2023 Plan.
	•	AGAINST the stockholder proposal described in this proxy statement.

9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:

Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting virtually.

Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting virtually, as described in the Notice and under Question 10 below.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

10.	Q:	CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET? CAN I VOTE AT THE ANNUAL MEETING?

A:

Stockholders may attend our Annual Meeting virtually at www.virtualshareholdermeeting.com/AMD2026. Stockholders will not be able to attend the Annual Meeting in person.

Access to the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Log-in Instructions. To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/AMD2026 using the 16-digit control number on the Notice, proxy card or voting instruction form.

Submitting Questions Prior to or at the Annual Meeting. An online portal will be available to our stockholders at www.proxyvote.com on or about March 27, 2026 prior to the Annual Meeting. By accessing this portal, stockholders will be able to submit questions and vote in advance of the Annual Meeting. Stockholders may also submit questions and vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/AMD2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer questions submitted before and during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting.

Technical Assistance. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

A:

If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote while attending our Annual Meeting, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?

A:

If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee on how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

You may also vote while attending our Annual Meeting, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement 3

2026 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?

	A:	If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?

A:

As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of directors, the Say-on-Pay proposal, the amendment and restatement of the 2023 Plan and the stockholder proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year is a discretionary item. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

	A:	Yes. You may revoke or change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting and voting at the meeting. However, your attendance at our Annual Meeting will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?

	A:	For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?

	A:	Election of Directors. Each of the director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board, or the Board.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Amendment and Restatement of the 2023 Plan. The proposal to amend and restate the 2023 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Stockholder Proposal. Approval of the stockholder proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

	A:	We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

19.	Q:	IS MY VOTE CONFIDENTIAL?

	A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

	A:	We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa Su, our Chair, President and Chief Executive Officer, and Ava Hahn, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at their discretion.

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING DUE?

A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2027 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary and received by us on or before November 27, 2026.

In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2027 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 13, 2027 and February 12, 2027. If our 2027 annual meeting of stockholders is not held within 30 days of May 13, 2027, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement 5

2026 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

the earlier of the day on which the first public announcement of the date of the 2027 annual meeting of stockholders was made or the notice of our 2027 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2027 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement.

Our bylaws also provide a proxy access right permitting certain of our stockholders who have beneficially owned 3% or more of our common stock continuously for at least three years to submit director nominations via our proxy materials for up to 20% of the directors then serving. Notice of proxy access director nominations for the 2027 annual meeting of stockholders must be delivered to our principal executive offices at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than October 28, 2026 and no later than the close of business on November 27, 2026. In addition, the notice must set forth the information required by our bylaws with respect to each proxy access director nomination that a stockholder intends to present at the 2027 annual meeting of stockholders.

See “Consideration of Stockholder Nominees for Director” below for additional information regarding a stockholder’s notice of a nomination and proxy access.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

A:

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered.

To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at 1(408) 749-4000 or at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent, please contact Broadridge at 1(866) 540-7095.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements concerning Advanced Micro Devices, Inc. that involve risks, uncertainties and assumptions, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements are commonly identified by words such as “would,” “intends,” “believes,” “expects,” “may,” “will,” “should,” “seeks,” “plans,” “pro forma,” “estimates,” “anticipates,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. Investors are cautioned that the forward-looking statements in this proxy statement are based on current beliefs, assumptions and expectations, speak only as of the date of this proxy statement and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Investors are urged to review in detail the risks and uncertainties in our SEC filings, including but not limited to, our Annual Report on Form 10-K for the year ended December 27, 2025.

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement	7

2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of nine members. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following eight nominees: Ms. Nora M. Denzel, Mr. Michael P. Gregoire, Mr. Joseph A. Householder, Mr. John W. Marren, Ms. KC McClure, Dr. Lisa T. Su, Mr. Abhi Y. Talwalkar, and Ms. Elizabeth W. Vanderslice for election to the Board at the Annual Meeting. Mr. Jon A. Olson, currently a member of the Board, is not being nominated for re-election and after the Annual Meeting he will retire from our Board. The Board and the Company thank Mr. Olson for his valuable service and many contributions over his tenure. The Board has approved reducing the authorized number of directors to eight, effective as of the Annual Meeting. All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise. Directors are strongly encouraged to attend annual meetings of our stockholders. All of our directors attended the 2025 annual meeting of stockholders.

Director Experience, Skills and Qualifications

Our goal is to assemble a Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us, and our key constituents, including our customers, stockholders and management. They possess keen intellect and the highest integrity. Most of our directors have broad technology sector experience, including expertise in semiconductor technology and innovation and strategy. Several members of our Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Director Nominees

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’s former directorships on public company boards during the past five years are included in a table set forth below—“Former Directorships in Public Companies in the Last Five Years.” The age of each director is as of our Annual Meeting.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

Nora M. Denzel

Director since March 2014 and Lead Independent Director since November 2022

Age: 63

Board Committees: Chair of Nominating and Corporate Governance Committee and Member of Innovation and Technology Committee

Ms. Denzel served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise (HPE), (formerly, Hewlett-Packard Company) (a technology software, services and hardware provider), from May 2002 to February 2006, including Senior Vice President and General Manager, Software Global Business Unit and Senior Vice President, Enterprise Consulting Division and Vice President of Computer Storage and Networking. Prior to HPE, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC Corporation) and International Business Machines Corporation (IBM) (an information technology company). Ms. Denzel has been a member of the board of directors of Gen Digital Inc. (formerly, NortonLifelock, Inc.) since December 2019. She has also been a member of the board of Sony Group Corporation since June 2025. Formerly, Ms. Denzel was a director of SUSE S.A. from May 2021 to September 2023, a director of Telefonaktiebolaget LM Ericsson from March 2013 to March 2023 and Talend SA from 2017 to 2021. Ms. Denzel currently serves on the non-profit board of the National Association of Corporate Directors (NACD). She is NACD Directorship Certified and holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science degree in computer science from the State University of New York.

Director Qualifications: Ms. Denzel is a seasoned business executive with over 25 years of operational experience in key senior technology positions. She brings to the Board substantial experience in the areas of executive leadership, technology and software engineering. She also provides corporate governance insight from her past and present service on dozens of private, non-profit and public company boards.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

Michael P. Gregoire Director since November 2019 Age: 60 Board Committees: Chair of Compensation and Leadership Resources Committee and Member of Innovation and Technology Committee

Mr. Gregoire is a founding partner at Brighton Park Capital (a growth equity private equity firm). Prior to Brighton Park Capital, Mr. Gregoire served as Chairman & CEO of CA Technologies (an enterprise software company) from January 2013 to November 2018. Mr. Gregoire served as President and CEO of Taleo Corporation (Taleo) (a cloud-based talent management software company) from March 2005 to April 2012. He also served as a member of the board of directors of Taleo from April 2005 to April 2012 and as chairman of the board from May 2009 to April 2012. In addition, Mr. Gregoire served as Executive Vice President at PeopleSoft, Inc. and Executive Director at Electronic Data Systems (EDS) and has been chair of the World Economic Forum’s IT Governors Steering Committee as well as a member of the Business Roundtable’s Information and Technology Committee. Mr. Gregoire served on the Executive Council of TechNet (an organization of CEOs that represents the technology industry in policy issues critical to American innovation and economic competitiveness), a private company. Mr. Gregoire was Chairman of the board of directors of Smartsheet Inc. from December 2019 until its sale to Vista/Blackstone in January 2025. He was a member of the board of directors of Automatic Data Processing, Inc. (ADP) from 2014 to 2019. Mr. Gregoire holds a Bachelor of Science degree in physics and computing from Wilfrid Laurier University in Ontario, Canada, and a Master of Business Administration degree from California Coast University.

Director Qualifications: Mr. Gregoire is a seasoned business executive with experience as a chief executive officer, with a strong financial management and fiscal background. Mr. Gregoire brings to the Board extensive experience in executive leadership and strategy in the technology industry.

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Item 1—Election of Directors (continued)

Joseph A. Householder Director since September 2014 Age: 70 Board Committees: Chair of Audit and Finance Committee and Member of Nominating and Corporate Governance Committee

Mr. Householder was the President and Chief Operating Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities) where he oversaw Sempra Energy’s regulated U.S. utilities and the Sempra North American Infrastructure Group from May 2018 until his retirement in January 2020. Previously from 2017 to 2018, Mr. Householder served as Sempra Energy’s Corporate Group President, Infrastructure Businesses overseeing the company’s operations in midstream, liquefied natural gas and renewable energy and Mexico. From 2011 to 2016, Mr. Householder was the Executive Vice President and Chief Financial Officer of Sempra Energy. He also served as Chief Accounting Officer of Sempra Energy from 2007 to 2012. From 2006 to 2011, Mr. Householder was Senior Vice President and Controller of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting, forecasting and mergers and acquisitions. Until October 2025, Mr. Householder was a member of the board of REV Renewables LLC, a private company, where he also served as the Chair of the Audit Committee and a member of the Compensation Committee. He is National Association of Corporate Directors Directorship (NACD) Certified and has completed a NACD (CERT) Certificate in Cyber-Risk Oversight. Mr. Householder holds a Bachelor of Science degree in business administration from the University of Southern California and a Juris Doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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Item 1—Election of Directors (continued)

John W. Marren Director since February 2017 Age: 63 Board Committees: Member of Audit and Finance Committee

Mr. Marren has served as Vice Chairman, North America of Temasek (a sovereign wealth fund of the government of Singapore) since November 2017. Prior to joining Temasek, Mr. Marren was a Senior Partner and the Head of Technology Investments of TPG Capital (a private equity investment company) from 2000 until his retirement in December 2015. From 1996 through 2000, Mr. Marren was a Managing Director at Morgan Stanley (a global financial services company), most recently as Co-Head of the Technology Investment Banking Group. From 1992 to 1996, he was a Managing Director and Senior Semiconductor Research Analyst at Alex. Brown & Sons (Alex. Brown) (an investment company). While at Morgan Stanley and Alex. Brown, Mr. Marren was a frequent member of the Institutional Investor All-American Research Team, which recognizes the top research analysts on Wall Street. Prior to Alex. Brown, Mr. Marren spent seven years in the semiconductor industry working for VLSI Technology and Vitesse Semiconductor. Mr. Marren also serves as a director of Eastdil Secured and Creative Artist Agencies, both private companies. He served as a Trustee of the University of California, Santa Barbara from 2010 to 2025 and on the board of Poshmark, Inc. from 2018 to 2022. Mr. Marren also served as a director of Impossible Foods, Inc., a private company, from 2019 until January 2026. Mr. Marren currently serves on the US Olympic and Paralympic Foundation Board. Mr. Marren holds a Bachelor of Science degree in electrical engineering from the University of California, Santa Barbara.

Director Qualifications: Mr. Marren brings to the Board extensive experience with financial management and technology, as well as capital market expertise as a result of his prior work at TPG Capital and Morgan Stanley. Mr. Marren also provides the Board with valuable corporate governance insight from his past and present service on private and public company boards.

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Item 1—Election of Directors (continued)

KC McClure Director since January 2026 Age: 61 Board Committees: Member of Audit and Finance Committee

Ms. McClure was the Chief Financial Officer of Accenture (a global professional services company offering consulting and technology services) from January 2019 until November 2024 and served as Senior Finance Advisor from December 2024 until her retirement in March 2025. Throughout Ms. McClure’s more than 37-year tenure at Accenture, Ms. McClure held multiple finance and accounting leadership roles, including Managing Director, Finance Operation from June 2018 to January 2019, Finance Director—Communications, Media & Technology Group from December 2016 to May 2018, Head of Investor Relations from September 2010 to November 2016, and Finance Director—Health and Public Services from March 2002 to August 2010. Earlier in her career, Ms. McClure also served in a variety of finance roles with Accenture’s new business ventures, alliances and outsourcing teams. Ms. McClure serves on the board of The Goldman Sachs Group, Inc. and serves as a member of the Smeal College of Business Board of Visitors. She holds a Bachelor of Science degree in accounting and business administration from Pennsylvania State University’s Smeal College of Business.

Director Qualifications: Ms. McClure brings deep finance and operations leadership experience, having overseen global financial functions across a large-scale enterprise as Chief Financial Officer at Accenture. Her strategic expertise is reflected in her proven track record of driving transformation and shaping long-term enterprise direction.

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Item 1—Election of Directors (continued)

Dr. Lisa T. Su Director since October 2014 and Chair of the Board since February 2022 Age: 56

Dr. Lisa T. Su has served as AMD’s President and Chief Executive Officer and a member of the Board since October 2014. She has served as Chair of the Board since February 2022. As Chair and CEO, Dr. Su has led AMD’s transformation into a leader in high-performance and adaptive computing. Under her leadership, AMD has achieved sustained growth across data center and artificial intelligence, client computing, gaming, and embedded solutions. Today, AMD is positioned at the center of the global AI ecosystem.

Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager of Global Business Units and served as Chief Operating Officer before being named President and Chief Executive Officer in 2014. Prior to AMD, Dr. Su served as Senior Vice President and General Manager of Networking and Multimedia at Freescale Semiconductor, Inc. (a semiconductor manufacturing company) and previously held senior technical and business leadership roles at IBM, including Vice President of Semiconductor Research and Development. Earlier in her career, she was a member of the technical staff at Texas Instruments Incorporated.

Dr. Su holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology. She is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE) and a member of the National Academy of Engineering and the American Academy of Arts and Sciences. She has received numerous industry honors, including the Semiconductor Industry Association’s Robert N. Noyce Award, the IEEE Robert N. Noyce Medal and the Global Semiconductor Alliance’s Dr. Morris Chang Exemplary Leadership Award. She was also named TIME Magazine’s CEO of the Year and recognized among Fortune’s Businesspersons of the Year. Dr. Su serves as Chair of the Board of Directors of the Semiconductor Industry Association and as a Board Trustee of the Mohamed bin Zayed University of Artificial Intelligence.

Director Qualifications: As AMD’s Chair, President and Chief Executive Officer, Dr. Su brings deep semiconductor and technology expertise, a demonstrated record of strategic transformation and innovation, and comprehensive knowledge of AMD’s strategy, technology roadmap and global operations.

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Item 1—Election of Directors (continued)

Abhi Y. Talwalkar Director since June 2017 Age: 62 Board Committees: Chair of Innovation and Technology Committee and Member of Compensation and Leadership Resources Committee

Mr. Talwalkar was President and Chief Executive Officer of LSI Corporation (LSI) (a semiconductor and software company) from May 2005 until the completion of LSI’s merger with Avago Technologies Limited in May 2014. From 1993 to 2005, Mr. Talwalkar held a number of senior management positions at Intel Corporation (Intel) (a semiconductor company), including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s corporate client, server, storage, and communications businesses, and Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for server computing. Prior to Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems (a multiprocessing computer systems design and manufacturer that later became a part of IBM). He also held positions at Bipolar Integrated Technology, Inc. (a VLSI bipolar semiconductor company) and Lattice Semiconductor Inc. (a service-driven developer of programmable design solutions). Mr. Talwalkar has been Chair of the board of directors of Lam Research Corporation since 2019 and a board member since 2011. He has served as a board member of Rhythm Technologies since 2016, and a board member of TE Connectivity since 2017. Mr. Talwalkar was a member of the board of directors of LSI from 2005 to 2014 and the Semiconductor Industry Association. Additionally, he was a member of the U.S. delegation for World Semiconductor Council proceedings. Mr. Talwalkar holds a Bachelor of Science degree in electrical engineering from Oregon State University.

Director Qualifications: Mr. Talwalkar brings to the Board extensive CEO experience and significant public company technology industry experience. He also provides the Board with valuable public board governance insight from his past and present board service.

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Item 1—Election of Directors (continued)

Elizabeth W. Vanderslice Director since February 2022 Age: 62 Board Committees: Member of Compensation and Leadership Resources Committee and Nominating and Corporate Governance Committee

Ms. Vanderslice has served as a partner at Trewstar Corporate Board Services, a firm specializing in corporate board placements and governance advisory services, since February 2019. She served on the board of Xilinx, Inc. from December 2000 through its acquisition by AMD in February 2022. Ms. Vanderslice also serves on the boards of AESC Group Ltd. and Univers Holdings, both private companies. From 1999 to 2001, Ms. Vanderslice served as a general manager of Lycos, Inc. (Lycos) through its acquisition. From 1996 to 1999, Ms. Vanderslice was CEO of Wired Digital, Inc. (Wired Digital), a spin-off of Wired Ventures, Inc. (Wired Ventures), and a member of the boards of both Wired Digital and Wired Ventures before leading the company’s acquisition by Lycos. Prior to joining Wired Digital in early 1995, Ms. Vanderslice served as a principal in the investment banking firm Sterling Payot Company, which raised the capital to launch Wired Magazine. She was also a Vice President at H.W. Jesse & Co. (a San Francisco investment banking firm). In addition, she worked for the IBM Corporation from 1986-1990. Ms. Vanderslice holds a Master of Business Administration from the Harvard Business School and a Bachelor of Science degree in computer science from Boston College. She is an Aspen Institute Henry Crown Fellow and was a member of the Young Presidents’ Organization and the World Presidents’ Organization. Ms. Vanderslice has also served as a Trustee of Boston College since 2010.

Director Qualifications: Ms. Vanderslice brings over 25 years of board and general management experience in the technology industry, including 21 years as a member of the Xilinx board, CEO of an internet company, and a background in computer science and systems engineering.

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Item 1—Election of Directors (continued)

Board Demographics

In addition to bringing a diversity of highly relevant experiences, educations and skills, our Board also brings their diverse backgrounds. We believe these diverse perspectives provide strong oversight and valuable insight as AMD scales key growth businesses. The demographic information provided below is based on voluntary self-identification by each director nominee.

Former Directorships in Public Companies in the Last Five Years

The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship

Nora M. Denzel	Telefonaktiebolaget LM Ericsson	2013—2023
	Talend SA	2017—2021
	SUSE S.A.	2021—2023

Michael P. Gregoire	Smartsheet, Inc.	2019—2025

Joseph A. Householder	Infraestructura Energetica Nova, S.A.B. de C.V.	2013—2020

John W. Marren	Poshmark, Inc.	2018—2022

Lisa T. Su	Analog Devices, Inc.	2012—2020
	Cisco Systems, Inc.	2020—2023

Elizabeth W. Vanderslice	Xilinx, Inc.	2000—2022

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2027 annual meeting of stockholders must (i) be a stockholder of record, both when they give us notice and at our 2027 annual meeting, (ii) be entitled to vote at our 2027 annual meeting and (iii) comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2027 annual meeting of stockholders, the notice must be delivered between January 13, 2027 and February 12, 2027. However, if our 2027 annual meeting of stockholders is not held within

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Item 1—Election of Directors (continued)

30 days of May 13, 2027, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2027 annual meeting was made or the day the notice of our 2027 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2027 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors—Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

In addition, our bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding common stock continuously for at least three years to submit nominations to be included in our proxy materials for up to 20% of the total number of directors then serving, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the bylaws. Notice of proxy access director nominations must be delivered to our principal executive offices at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than 150 days or no later than 120 days prior to the first anniversary of the date the proxy materials were released in connection with the preceding year’s annual meeting. For our 2027 annual meeting of stockholders, the notice must be delivered between October 28, 2026, and no later than the close of business on November 27, 2026.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chair of the Board.

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you vote otherwise, your proxy will vote FOR the proposed nominees.

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CORPORATE GOVERNANCE
The Board has adopted Governance Principles to address significant corporate governance matters. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.
Independence of Directors
The Governance Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2025 and all of our director nominees, other than Dr. Su, are independent in accordance with SEC and Nasdaq rules.
In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the transactions or arrangements involved an amount that (i) exceeded the greater of 5% of the recipient entity’s revenues or $200,000 with respect to transactions where a director or any member of his or her immediate family or spouse served in any capacity other than as a director of a publicly held corporation or (ii) exceeded $10,000 with respect to professional or consulting services provided by entities at which our directors serve as professors or employees.
The Board determined that none of our directors currently has or has had any direct or indirect material interest in any transactions and arrangements that would interfere with their exercise of independent judgment as members of the Board. The Board has reviewed Ms. Denzel’s appointment to the board of directors of Sony Group Corporation (“Sony”). Given that the relationship with Sony arises only as a result of Ms. Denzel’s position as an independent director and no other financial, personal or other relationships exist, the Board has determined that this relationship does not impair her exercise of independent judgment in carrying out her responsibilities as a director. Ms. Denzel will be recused from any and all discussions at the Board that involve Sony. Mr. Durcan served as a member of the Board during part of the fiscal year ended December 27, 2025, with his term ending at our 2025 annual meeting of stockholders. The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation
Committees are independent in accordance with SEC and Nasdaq rules.
Compensation Committee Interlocks and Insider Participation
For fiscal 2025, the Compensation Committee was comprised of Ms. Vanderslice and Messrs. Gregoire and Talwalkar. Mr. Durcan served as a member of the Compensation Committee during part of the fiscal year ended December 27, 2025. None of the members of the Compensation Committee, including Mr. Durcan, is or has been an executive officer or employee of AMD. In addition, none of our executive officers serves on the board of directors or compensation committee of a company which has an executive officer who serves on our Board or Compensation Committee.
Board Leadership Structure
The Governance Principles permit the roles of Chair of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively with both structures.
Dr. Lisa Su, our President and Chief Executive Officer, serves as Chair of our Board. Ms. Nora Denzel, who is independent in accordance with SEC and Nasdaq rules, serves as our Lead Independent Director. The Board concluded that appointing Dr. Su to the role of Chair of the Board is the most appropriate leadership structure for AMD and best positions AMD to be innovative, compete successfully, and advance stockholder interests in the current environment. The Board believes that Dr. Su’s leadership of AMD’s business strategy, day-to-day
operations, and risk management

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Corporate Governance
(continued)

practices gained through multiple leadership positions (including as our President and Chief Executive Officer since October 2014) enables her to provide effective leadership to the Board. The Board consists entirely of independent directors, other than Dr. Su, and continues to exercise a strong, independent oversight function, with fully independent committees and a strong Lead Independent Director.
Ms. Denzel, as Lead Independent Director, facilitates the Board’s oversight of management, promotes communication between management and our Board, engages with stockholders as required, and leads consideration of key governance matters. Ms. Denzel brings a wealth of diverse experience to our Board as Lead Independent Director. She has significant governance, risk management, and financial experience given her prior service as a public company CEO and various Senior Vice-President roles of a Fortune 50 company, which are relevant in her role as Lead Independent Director. The education and experience Ms. Denzel acquired through her board service at eight public companies over the past decade is useful in her oversight. In addition, she has demonstrated her commitment to exemplary board governance by earning a CERT Certificate in Cybersecurity Oversight conferred by Carnegie Mellon University and the National Association of Corporate Directors (“NACD”). She is NACD Directorship Certified and currently serves on the board of the NACD. Ms. Denzel’s expertise, strong corporate governance experience, leadership skills and deep commitment to serve as Lead Independent Director, well positions Ms. Denzel to provide assertive, independent leadership and oversight to the Board. As Lead Independent Director, Ms. Denzel fulfills the following functions:

•	coordinates the activities of our independent directors;

•	calls meetings of the independent directors and chairs the executive sessions of the independent directors;

•	ensures there is full and candid communication between the independent directors and other members of the Board and AMD’s management;

•
sets and approves the agendas with the Chair of the Board, for each Board meeting, approves meeting schedules to ensure sufficient time for discussion of all agenda items, and determines who attends Board meetings, including management and outside advisors;

•	consults with the Chair of the Board and committee chairs regarding topics of the Board;

•	leads the Board’s annual CEO performance evaluation;

•	leads the annual performance evaluation of the Board;

•	coordinates the Board’s oversight of CEO succession planning;

•	is available for consultation and meets with stockholders or other external parties;

•	authorizes retention of outside counsel and other consultants or advisors who report directly to the Board; and

•	performs other functions and duties as our independent directors may require from time to time.
Ms. Denzel also chairs the Nominating and Corporate Governance Committee, and provides input on the Board’s governance processes, including developing recommendations for Board succession planning, committee structure and composition. The Board recognizes the importance of the Company’s leadership structure to our stockholders and will continue to review, discuss and determine the leadership structure of the Board, including the Chair, that best meets AMD’s evolving needs.
Risk Oversight
The Board’s role in risk oversight is consistent with our leadership structure, with our Chief Executive Officer and other members of management having responsibility for day-to-day
risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management process. We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. The Board and management consider “risk” for these purposes to be the possibility of an undesired occurrence that could threaten the success of the Company, result in a material destruction of our assets or stockholder value, or materially impact our long-term performance. Examples of the types of risks faced by us include:

•
business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third-party manufacturing suppliers and competition in the microprocessor and graphics markets;

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Corporate Governance
(continued)

•	macroeconomic risks, such as adverse global economic conditions and global geo-political events; and

•	“event” risks, such as the impact of COVID-19, natural disasters and cybersecurity threats.
Management is responsible for
day-to-day
risk management activities and processes. Members of senior management participate in the identification and assessment of the inherent risks that potentially could impact our business and develop processes and controls designed to monitor and mitigate those risks. Our Chief Executive Officer has ultimate responsibility for management of our business, including identification of enterprise- level risks and the risk management program and processes. The Company has a dedicated enterprise risk management function that closely works with our Board, CEO and senior management to assess risks, track the mitigation strategies of each relevant risk and highlight emerging risks that could pose a significant threat to the business. We also have a Chief Compliance Officer who reports directly to our General Counsel. The Chief Compliance Officer is responsible for the Company’s global corporate compliance program, consisting of comprehensive legal and regulatory policies and procedures, that includes employee training on how to implement and comply with them.
In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including risks in our operations, finance and strategy, organization, compliance and external exposures as well as the adequacy of our risk assessment and risk management processes. The Board has implemented a risk oversight model and periodically receives reports and updates from management and the enterprise risk management function. The risk oversight model includes an assessment of the impact, likelihood, and velocity of each identified risk to aid in strategic decision making. At least annually, the Board discusses with management the appropriate level of risk relative to our strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our operations, organization, financial position and results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. The existence and efficacy of risk mitigation and control plans and processes are further validated by the Company’s internal audit function. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•
The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process, including the Company’s financial and information technology (including security and cybersecurity) risk exposures; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor and control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department and the Ethics, Risk and Compliance department to discuss any issues that warrant attention including the periodic review of emerging risks or regulations that are actively monitored. The Audit and Finance Committee also regularly reviews the adequacy of the Company’s financial disclosures including those relating to risk. On an annual basis, the Audit and Finance Committee receives a report from its independent cybersecurity advisor. In addition, our Chief Risk and Compliance Officer attends all quarterly Audit and Finance Committee meetings.

•
The Compensation Committee oversees risk management as it relates to our compensation policies and practices applicable to all employees. It reviews with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Executive Compensation Policies and Practices,” below. Additionally, the Compensation Committee oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention and culture and regularly engages with outside advisors to benchmark best practices for compensation program design and effectiveness.

•
The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board, committee structure and composition, our overall governance and Board structure and matters related to environmental and social issues.

•
The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment, sourcing strategy, as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

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Corporate Governance
(continued)

The Company’s risk oversight framework also aligns with our disclosure controls and procedures. We have a Disclosure Committee comprised of senior management including, among others, our Chief Accounting Officer, General Counsel, Chief Sales Officer, Chief Commercial Officer, Chief Strategy Officer, Chief Technology Officer, and Director of Internal Audit. The Disclosure Committee reviews our public filings including quarterly and annual financial statements and related disclosures.
Code of Ethics
The Board has adopted a code of ethics that applies to all directors and employees titled the “Global Code of Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Global Code of Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Global Code of Conduct.
The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.
Insider Trading Policy
AMD has adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other individuals associated with us that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form
10-K.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and Board committees, the independence status of each Board member, and the number of Board and Board committee meetings held during fiscal 2025.

Director	Board of Directors	Audit and Finance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee	Nominating and Corporate Governance Committee

Nora M. Denzel*	●			●	C

Michael P. Gregoire	●		C	●

Joseph A. Householder**	●	C			●

John W. Marren	●	●

KC McClure****	●	●

Jon A. Olson**	●	●

Lisa T. Su***	C

Abhi Y. Talwalkar	●		●	C

Elizabeth W. Vanderslice	●		●		●

Number of 2025 Meetings	7	8	6	4	4

C Chair    • Member     * Lead Independent Director     ** Financial Expert     *** Non-Independent Director

**** Ms. McClure was appointed to the board on January 16, 2026.

Board Meetings and Attendance

The Board held seven meetings during 2025 and all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In 2025, sessions of only our non-employee directors were held nine times.

Board Committees

The Board has four standing committees: Audit and Finance, Compensation and Leadership Resources, Innovation and Technology, and Nominating and Corporate Governance. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board. Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Governance Principles, the Global Code of Conduct and the Code of Ethics on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

Audit and Finance Committee. The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee is currently chaired by Mr. Householder and consists of Mr. Marren, Ms. McClure, who was appointed in January 2026, and Mr. Olson, until his retirement in May 2026, as members. Each member is considered financially literate and

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Meetings and Committees of the Board of Directors (continued)

independent under applicable SEC and Nasdaq rules. Messrs. Householder and Olson are also each considered to be an audit committee financial expert, as defined under applicable SEC rules. The Audit and Finance Committee held eight meetings during 2025.

Compensation and Leadership Resources Committee. The Compensation Committee assists the Board in its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates our compensation plans, policies and programs. In addition, the Compensation Committee provides guidance on our talent management and development programs, including but not limited to those regarding talent acquisition, retention, talent development, succession planning, career progression, culture, and diversity and inclusion. With respect to our Section 16 officers, the Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During 2025, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in 2025, including:

•

the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•

the pay levels of our executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recovery (i.e., “clawback”) policies; and

•	the compensation arrangements for the non-management members of our Board.

The Compensation Committee is supported in its work by members of our management team, including: (i) Dr. Su, our Chair, President and Chief Executive Officer; (ii) our Senior Vice President, Chief Administrative Officer; (iii) our Senior Vice President, Chief Human Resources Officer; (iv) our Senior Vice President, General Counsel and Corporate Secretary; and (v) our Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies as well as strategies relating to talent management and development. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were decided. Dr. Su does not participate in the determination of her own compensation.

The Compensation Committee is currently chaired by Mr. Gregoire and consists of Ms. Vanderslice and Mr. Talwalkar as members. During the fiscal year ended December 27, 2025, Mr. Durcan served on the Compensation Committee until his term as a director ended at the 2025 annual meeting of stockholders. Each member is, and Mr. Durcan was, considered independent under applicable SEC and Nasdaq rules. The Compensation Committee held six meetings during 2025.

Innovation and Technology Committee. The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee

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Meetings and Committees of the Board of Directors (continued)

is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans, strategies and intellectual property, including our research and development activities, as well as the technical and market risks associated with product development and investment and protection of the Company’s intellectual property; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans, including monitoring overall industry trends; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee is currently chaired by Mr. Talwalkar and consists of Ms. Denzel and Mr. Gregoire as members. During the fiscal year ended December 27, 2025, Mr. Durcan served on the Innovation and Technology Committee until his term as a director ended at the 2025 annual meeting of stockholders. The Innovation and Technology Committee held four meetings during 2025.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles, as well as matters related to corporate responsibility, practices and reporting. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee is currently chaired by Ms. Denzel and consists of Ms. Vanderslice and Mr. Householder. Mr. Gregoire served on the Nominating and Corporate Governance Committee until May 2025. Each member is, and Mr. Gregoire was, considered independent under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during 2025.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; diversity and inclusion; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. In an effort to foster and maintain a diversity of viewpoints on the Board, the Nominating and Corporate Governance Committee will monitor the mix of skills, backgrounds, and experience of Board members and assess potential candidates in the context of the current make-up of the Board and the needs of the Company. Further, other than when the Company is obligated by contract or otherwise, the initial list of candidates from which new management-supported Director nominees are chosen shall include qualified candidates from a variety of racial/ethnic and gender backgrounds. Any third-party consultant asked to furnish such a list of candidates will be instructed to include such candidates.

Communications from Stockholders to Directors

The Board recommends that stockholders initiate communications with the Board, the Chair, or any Board committee by writing to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com. This process assists the Board in reviewing and responding to stockholder communications. The Board has instructed our Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary’s discretion, to forward items that are appropriate for the Board’s consideration.

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INVESTOR ENGAGEMENT

Our relationship with our stockholders is an important part of our company’s success and we have a long tradition of engaging with our stockholders and obtaining their perspectives. During 2025, our integrated outreach team, led by our Investor Relations group and executive compensation team, engaged with approximately 35% of our total shares outstanding and approximately 68% of our top 100 largest stockholders to discuss a wide variety of issues. We believe that our approach to engaging openly with our investors on topics such as financial issues, corporate governance, diversity and inclusion, executive compensation, and corporate responsibility drives increased corporate accountability, improves decision-making, and ultimately creates long-term value. We are committed to:

•	Accountability. Maintain leading corporate governance practices to ensure good oversight, accountability, and good decision-making.

•

Engagement.  Proactively engage with stockholders and stakeholder groups in dialogue on a range of topics to solicit feedback and identify emerging trends and issues to inform our thinking and approach.

•

Transparency.  Maintain high levels of transparency on a range of financial and corporate responsibility matters to build trust and sustain two-way stakeholder dialogue that supports our business strategy and success.

In addition to our regular engagements, we hold a series of meetings every year with many of our institutional stockholders focused on compensation practices, corporate responsibility, environmental, social and governance issues as well as diversity and inclusion, among other topics. We pursue multiple avenues for stockholder engagement, including in-person and virtual meetings with our stockholders, participating at various conferences, and issuing periodic reports on our activities. Through these activities, we discuss and receive input, provide additional information, and address questions on our corporate strategy, executive compensation programs, corporate governance, and other topics of interest to our stockholders. These engagement efforts with our stockholders allow us to better understand our stockholders’ priorities and perspectives and provide us with useful input. We actively engage with our stockholders on a year-round basis and remain active outside of proxy season as well. Feedback from these engagements is provided to the Board who in turn decides whether enhancements to our company’s policies and practices are required to meet stockholder expectations relating to current issues or emerging trends.

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CORPORATE RESPONSIBILITY

Corporate responsibility (“CR”) is integral to how we operate as a global business, valued partner, and trusted employer. From advancing high-performance and energy-efficient computing to cultivating an innovative, inclusive workforce, we are committed to driving the computing industry forward responsibly. We embed environmental sustainability efforts into our culture and operations, promote safe and responsible workplaces in our global supply chain and advance stronger communities where we live and work.

We prioritize CR across our value chain by focusing on key topics that have the greatest impact on our business and society. Through ongoing stakeholder engagement and periodic environmental, social and governance (“ESG”) materiality(1) assessments, we identify and evaluate ESG impacts, risks, and opportunities to better understand the overall landscape, set priorities, and evolve our practices, policies, and programs. This approach also guides our reporting and transparency efforts on the issues that matter most to our business and our stakeholders.

We pursue our approach through four strategic focus areas: Digital Impact; Environmental Sustainability; Diversity, Belonging and Inclusion; and Supply Chain Responsibility.

Digital Impact

We believe that high-performance computing can change the world, but not on its own. At AMD, we work together with our customers, partners and communities to pursue solutions to our shared challenges so we can create a better future together. Our approach includes embracing open standards, which are key to bringing the ecosystem together around innovation, collaboration and widespread adoption.

We take a collaborative approach across three areas to make a positive digital impact:

•

Advancing Scientific Research: We are focused on fostering innovation to accelerate solutions for the world’s most important challenges. We bring our commitment to advancing scientific research to life through the AMD University Program, which empowers academics with AMD technologies and educational resources to support classroom teaching. Our efforts include hardware and software donations, the AMD AI & HPC Fund and the collaborative AMD Heterogeneous Accelerated Compute Clusters (“HACCs”) program.

•

Empowering STEM Education: Education plays a key role in advancing the workforce of the future. We empower the engineering leaders of tomorrow by inspiring them to pursue STEM education, helping enable them to make a positive impact on society. For example, AMD Learning Labs around the world give students and educators access to cutting-edge technologies, so they can gain the skills and experience they need to take the next steps in STEM.

•

Addressing Responsible Product Use: While we focus on harnessing the opportunities technology can bring, we also recognize its potential risks and the need to create guardrails that balance innovation with responsibility. AMD is committed to the responsible and ethical development of innovative technology, and to taking actions to disrupt any malign use of our products that cause negative impacts.

Environmental Sustainability

At AMD, we embrace our role in protecting our planet and help ourselves and others save energy and reduce greenhouse gas (“GHG”) emissions. Our environmental programs and Climate Transition Plan extend across our value chain, and we set ambitious goals and publicly report annually on our progress. AMD connects financial incentives and performance goals to energy and climate-related focus areas. Incentives mechanisms include targeted functions and performance metrics related to operations and supply chain, as well as product energy efficiency metrics tied to company-wide strategic milestones.

Our approach to environmental sustainability is based on three pillars:

1.	Addressing AMD operational environmental impacts at AMD:

AMD aims to foster a culture of environmental responsibility across our operations through a focus on resource conservation, renewable energy and employee engagement, while pursuing reductions in market-based GHG emissions. Our goal is to achieve a 50% absolute reduction in Scope 1 and Scope 2 GHG emissions by 2030, using 2020 as the base year.

Our AMD Energy Management Program enhances energy data collection and analysis, supports building systems and upgrade opportunities and improves tracking of resource consumption and savings. In

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Corporate Responsibility (continued)

parallel, our Climate Protection Management Program focuses on managing and reducing direct emissions of global warming and ozone-depleting substances. Together, these programs help to strengthen environmental responsibility and operational sustainability across AMD facilities.

2.	Advancing circularity and efficiency across the product lifecycle:

AMD designs products to increase resource and supply chain efficiency, while optimizing systems for leading energy efficiency. As a fabless semiconductor company, working with our Manufacturing Suppliers(2) and within the larger semiconductor ecosystem has been, and continues to be, a critical aspect of our long-term approach to environmental sustainability and for reduction of Scope 3 GHG emissions. To help guide our progress, we have set goals related to our suppliers’ use of renewable energy and establishment of their own goals as a first step towards sustained GHG emission reductions in the value chain. Our 2030 goal is a 25% reduction in carbon intensity (tCO2e per $M USD in net revenue) for Manufacturing Suppliers from 2024.(3) We also actively participate in industry groups, including in positions that are driving sustainability in the global supply chain, like the Responsible Business Alliance and the Semiconductor Climate Consortium.

Increasing the computing performance delivered per watt of energy consumed is a vital aspect of our business strategy. Based on engagements with our customers, while product energy efficiency is not as significant a driver of demand for our products as total cost of ownership as well as compute performance, our customers recognize the role that energy efficiency may play in total cost of ownership over time. In addition, many of our customers have energy efficiency and GHG emissions goals of their own. Our products’ cutting-edge chip architecture, design, and power management features have resulted in significant energy efficiency gains.

We are proud to have surpassed our 30x25 goal, which we set in 2021 to improve the energy efficiency of AI-training and HPC nodes by 30x from 2020 to 2025.(4) This goal represented more than a 2.5x acceleration over industry trends from the previous five years (2015-2020). As AI continues to scale and AMD advances toward full end-to-end system design, energy-efficient innovation remains a critical focus. To build on this progress, AMD has set a new target to achieve a 20x improvement in rack-scale energy efficiency for AI training and inference by 2030, using 2024 as the base year.(5) This goal equates to a 97% reduction in energy usage for training a typical 2025 AI model.

3.	Innovating on collaborative solutions to address environmental challenges:

AMD enables innovative technologies that power climate and scientific research, modernize energy infrastructure and improve manufacturing and design. We collaborate with enterprises, researchers and others to help them put our technology to work solving some of the world’s most pressing environmental challenges. For example, new approaches are needed to transmit power, incorporate renewable energy and adapt to increasing extreme weather events disrupting electrical grids. AMD FPGAs and adaptive SoCs are helping to keep the lights on and improve the resilience and security of power grids in the face of increasing risks. AMD technology also helps researchers analyze massive and complex data sets to gain insights into the causes of climate change and even predict the impact of extreme weather and help save lives.

Diversity, Belonging and Inclusion

Our diverse workforce allows us to create an inclusive workplace that encourages employees to share their opinions and different perspectives. We believe that having a diverse talent pipeline, encouraging a culture of respect and belonging, and enabling unique voices to be heard fosters innovation and makes our company stronger. Our Employee Resource Groups (“ERGs”), open to all employees, encourage employee engagement and play an important role in our culture. ERGs are voluntary initiatives in which an employee chooses to actively participate in one or more employee engagement programs. In 2025, we broadened our commitment to developing our engineering talent by expanding mentoring opportunities and career development programs for engineering professionals at AMD.

Total Rewards

We invest in our workforce by offering competitive salaries, incentives, and benefits to ensure that we continue to attract and retain the industry’s best and brightest in an equitable manner. We regularly review our compensation

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Corporate Responsibility (continued)

practices, considering factors relevant to ensuring equitable pay such as an employee’s role, experience, skills and performance. We also benchmark set pay ranges based on relevant market data and our overall workforce. We focus on flexibility and choice in our benefits that resonate with a multi-generational workforce as well as offering inclusive benefits. We also provide flexibility with in-person, hybrid and remote work as options for our employees.

We have a strong pay for performance culture that we believe drives superior results and our rewards programs enable us to attract, retain and motivate our workforce.

Development

We offer our employees opportunities to advance their careers at AMD and the majority of our new leaders are promoted from within. We are focused on leadership progression and encourage our employees to take advantage of new opportunities. Our manager and leadership development programs are highly rated, and we provide specialized development programs for our employees as well as educational assistance in the form of tuition reimbursement for eligible employees to continue their university education or achieve advanced certifications.

We have an enterprise-wide mentoring program where employees have the opportunity to learn from experienced colleagues, develop new skills, and build their professional networks. The program also supports effective onboarding, helping new hires more quickly acclimate to our company culture and work processes.

Employee Voice

At AMD, we value the importance of employee voice and actively engage in efforts to ensure that our employees’ opinions and perspectives are heard and considered. Our employee voice strategy includes an annual AMDer Survey (engagement survey). Additionally, we measure effectiveness across all elements of the employee lifecycle, including onboarding, exit, and regularly seek out employee feedback on areas including benefits and total rewards satisfaction. Further, our executive team holds frequent employee roundtables, town halls and global team meetings, which facilitate open communication and feedback from our workforce.

Supply Chain Responsibility

AMD is a key part of an extensive global supply chain engaged in creating products to advance high-performance and adaptive computing that helps to enable the future. Our value chain is global and starts with the design process. Our wafer foundry suppliers source raw materials and create silicon wafers. The wafers are fabricated into chips, assembled into packages, and tested, before being shipped as semiconductors ready to be used to solve some of the world’s toughest challenges.

Each segment of the supply chain has its own challenges and opportunities, and therefore, partnerships across the value chain can be a powerful positive force to drive a responsible supply chain. AMD works closely with our Manufacturing Suppliers and industry peers to reduce the environmental impact of the supply chain and respect the human rights of the workers who make our products. We continuously evaluate our human rights impacts and work to mitigate and prevent these impacts.

We establish strong policy in alignment with industry standards. We adopt the RBA Code of Conduct as our Supplier Code of Conduct. The Supplier Code of Conduct is updated periodically to promote its relevance to international norms and issues and to align with international standards, including the OECD Guidelines for Multinational Enterprises, UN Guiding Principles on Business and Human Rights, ILO Declaration on Fundamental Principles and Rights at Work, ILO Fundamental Conventions and UN Declaration of Human Rights.

We recognize the opportunity we have to make a positive impact through our supply chain and in the industry more widely. As such, we participate in industry groups to drive collective change, including as a full member of the Responsible Business Alliance (“RBA”), Responsible Labor Initiative (“RLI”) and Responsible Minerals Initiative (“RMI”).

Responsible AI

AMD is committed to the responsible and ethical development and deployment of AI. AMD believes that policies and standards should enable innovation and AI advancement within the bounds of responsibility. We aim to maximize the positive benefits of AI that is responsibly developed, deployed, and scaled while mitigating risk to people, society, the environment and our company. Our approach is focused on implementing policies and procedures to guide our internal development and use of AI, collaborating across the industry, and advancing the open-source ecosystem. Our

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Corporate Responsibility (continued)

Responsible AI Principles are based on international standards and best practices, such as the NIST AI framework, the AI Bill of Rights, the EU’s Ethics Guidelines for Trustworthy AI, and the OECD AI principles.

Governance

Our approach to CR management and governance applies to all aspects of our business, spanning product design and use, supply chain, AMD operations, and external engagement. Our governance process entails soliciting actionable stakeholder feedback, engaging executive leadership, developing CR-related policies, and fostering cross-functional team coordination. As a result, we are able to set clear objectives, track progress, and promote accountability through transparent disclosure.

Oversight of our approach to CR is multi-faceted:

•

The highest level of ESG oversight (including risks and opportunities) at AMD resides with our Board. The Nominating and Corporate Governance Committee maintains formal oversight of the Company’s focus on CR. The Audit and Finance Committee oversees the Company’s voluntary and required CR reporting and associated regulatory compliance. The Compensation Committee oversees our focus on diversity, including belonging and inclusion. Each of these groups receives reports from and engages with management on CR matters at least annually.

•

The AMD Executive Team (“AET”) – which includes our Chair and Chief Executive Officer (“CEO”), executive vice presidents, and certain senior vice presidents – helps set CR strategic priorities and goals for AMD departments, while providing company investments and resources to demonstrate progress. The AET receives regular updates, at least quarterly, on ESG topics. The AET discusses needs and proposals throughout the year when warranted.

•

The AMD CR Executive Steering Committee is responsible for overseeing progress on our CR priorities, goals and disclosures while regularly communicating with the AET. It is comprised of cross-functional leaders (director level or higher) from Corporate Ethics and Compliance, Corporate Responsibility, Finance, Global Operations, Human Resources, Investor Relations, Information Technology, Legal, and other departments. In addition to ongoing collaborative initiatives, the CR Executive Steering Committee meets at least semi-annually. In 2025, AMD formalized a cross-functional CR Regulatory Reporting Working Group to coordinate on executing on the specific requirements for forthcoming disclosure regulations.

•

The AMD Corporate Responsibility Team (the “CR Team”) works cross-departmentally to help operationalize the day-to-day management of many CR-related policies, practices and infrastructure. The CR Team also leads CR reporting. In its role, the CR Team regularly engages with other AMD departments such as Environmental Health and Safety (“EHS”), Engineering, Global Operations, Human Resources, Investor Relations, Legal and Quality to help us manage environmental and social issues effectively and efficiently. CR resides within Legal and reports to our Senior Vice President, General Counsel and Corporate Secretary, who reports to our Chair and CEO.

Reporting and Disclosure

Conducting our business in a responsible and sustainable manner has long been a part of our Company’s culture and focus. Guided by a commitment to transparency, we report our annual performance and progress on our goals, including our previous 2025 goals, in our Corporate Responsibility Report. We have publicly announced certain corporate responsibility goals spanning multiple topics informed by input from various of our stakeholders, including customers, investors and employees. These goals, reflect our current plans and aspirations based on known conditions, in the future these goals may change or expand further and may not be achieved.

Our reporting is aligned with certain elements of leading sustainability reporting frameworks, including the Global Reporting Initiative Standards, the Sustainability Accounting Standards Board, the Task Force on Climate-related Financial Disclosures, CDP and the United Nations Sustainable Development Goals. Many of these standards use a definition of materiality that differs from, and is often more expansive than, the definition under US federal securities laws(1). Much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change, and we cannot guarantee (and no language of “alignment” or similar should be taken to mean) 100% alignment with any particular standard or interpretation thereof. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business

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or applicable government policies, or other factors, some of which may be beyond our control. Furthermore, while our goals reflect our current plans and aspirations based on known conditions, in the future these goals may change or expand further or may not be achieved.

More information can be found on the Corporate Responsibility section of our website at www.amd.com/en/corporate-responsibility. Neither our Corporate Responsibility Report nor any other information contained on our website is incorporated by reference into this Proxy Statement or any other filing we made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

(1)

We include certain disclosures, reports, and information on various environmental, social, and corporate responsibility-related matters on our website (collectively, our “ESG Materials”.) Our ESG Materials, as well as ESG information in our securities filings, may contain information that is significant; however, any significance should not be read as necessarily rising to the level of the definition of materiality used for the purposes of our compliance with reporting requirements, including the U.S. federal securities laws, even where we use the word “material” or “materiality” in our ESG Materials (including where we use it in connection with our materiality assessment) or in other materials issued in connection with the matters discussed in our ESG Materials. We have used definitions of materiality in the course of creating our ESG Materials and the goals and metrics discussed therein that are informed by various third-party frameworks and stakeholder expectations as a result do not coincide with or rise to the level of the definition of materiality used for the purposes of our compliance with the U.S. federal securities laws due to such definitions’ more expansive nature. Moreover, given the uncertainties, estimates, and assumptions inherent in the matters discussed in our ESG Materials, and the timelines involved, materiality is inherently difficult to assess far in advance. In addition, given the inherent uncertainty of the estimates, assumptions and timelines associated with the matters discussed in our ESG Materials, we may not be able to anticipate in advance whether or the degree to which we will or will not be able to meet our plans, targets or goals.

(2)	Manufacturing suppliers are suppliers that AMD buys from directly and that provide direct materials and/or manufacturing services to AMD.
(3)

AMD calculates the carbon intensity of supply chain emissions using the numerator of total manufacturing supplier emissions (metric tCO2e including suppliers’ Scope 1 and 2 emissions from operations, as well as their Scope 3 Category 1 emissions from purchased goods) and the denominator of AMD reported net revenue. For suppliers, AMD surveys our top ~95% of spend to gather directly reported data, and where needed utilizes spend-based estimates using CEDA emission factors.

(4)

Includes AMD high performance CPU and GPU accelerators used for AI training and high-performance computing in a 4-Accelerator, CPU hosted configuration. Goal calculations are based on performance scores as measured by standard performance metrics (HPC: Linpack DGEMM kernel FLOPS with 4k matrix size. AI training: lower precision training-focused floating-point math GEMM kernels operating on 4k matrices) divided by the rated power consumption of a representative accelerated compute node including the CPU host + memory, and 4 GPU accelerators.

(5)

AMD based advanced racks for AI training/inference in each year (2024 to 2030) based on AMD roadmaps, also examining historical trends to inform rack design choices and technology improvements to align projected goals and historical trends. The 2024 rack is based on the MI300X node, which is comparable to the Nvidia H100 and reflects current common practice in AI deployments in 2024/2025 timeframe. The 2030 rack is based on an AMD system and silicon design expectations for that time frame. In each case, AMD specified components like GPUs, CPUs, DRAM, storage, cooling, and communications, tracking component and defined rack characteristics for power and performance. Calculations do not include power used for cooling air or water supply outside the racks but do include power for fans and pumps internal to the racks. Performance improvements are estimated based on progress in compute output (delivered, sustained, not peak FLOPS), memory (HBM) bandwidth, and network (scale-up) bandwidth, expressed as indices and weighted by the following factors for training and inference.

	FLOPS	HBM BW	Scale-up BW
Training	70.0%	10.0%	20.0%
Inference	45.0%	32.5%	22.5%

Performance and power use per rack together imply trends in performance per watt over time for training and inference, then indices for progress in training and inference are weighted 50:50 to get the final estimate of AMD projected progress by 2030 (20x). The performance number assumes continued AI model progress in exploiting lower precision math formats for both training and inference which results in both an increase in effective FLOPS and a reduction in required bandwidth per FLOP.

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DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. While we reimburse our non-employee directors for expenses incurred in connection with their service on our Board, we do not provide perquisites, pension or retirement benefits to our non-employee directors.

2025 Non-Employee Director Compensation. The table below summarizes the compensation paid to our non-employee directors for 2025. Dr. Su, who is an employee director, did not receive any additional compensation for her service as a director on the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)

Nora M. Denzel	206,071	307,602	513,673

Mark Durcan(4)	70,000	—	70,000

Michael P. Gregoire	153,049	307,602	460,651

Joseph A. Householder	158,571	307,602	466,173

John W. Marren	121,786	307,602	429,388

Jon A. Olson	121,786	307,602	429,388

Abhi Y. Talwalkar	156,786	307,602	464,388

Elizabeth W. Vanderslice	131,786	307,602	439,388

(1)

Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “Cash Fees Paid to Non-Employee Directors” below for additional information.

(2)

Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outside Director Equity Compensation Policy. See “Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon our stock price and the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in 2025:

Name	Grant Date	RSUs Granted (#)	Grant Date Fair Value ($)

Nora M. Denzel	5/14/2025	2,613	307,602

Mark Durcan(4)	—	—	—

Michael P. Gregoire	5/14/2025	2,613	307,602

Joseph A. Householder	5/14/2025	2,613	307,602

John W. Marren	5/14/2025	2,613	307,602

Jon A. Olson	5/14/2025	2,613	307,602

Abhi Y. Talwalkar	5/14/2025	2,613	307,602

Elizabeth W. Vanderslice	5/14/2025	2,613	307,602

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Directors’ Compensation and Benefits (continued)

(3)

The following table sets forth the aggregate number of outstanding RSUs held by our non-employee directors as of December 27, 2025, our fiscal year end. None of our non-employee directors held any options as of December 27, 2025. Pursuant to our Outside Director Equity Compensation Policy, Mmes. Denzel and Vanderslice and Messrs. Durcan, Gregoire, Householder, Marren and Talwalkar have elected to defer the issuance of shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs as of fiscal year end are included in the following table.

Name	RSUs Outstanding as of December 27, 2025

Nora M. Denzel	60,399

Mark Durcan(4)	—

Michael P. Gregoire	18,427

Joseph A. Householder	212,852

John W. Marren	59,489

Jon A. Olson	2,613

Abhi Y. Talwalkar	33,930

Elizabeth W. Vanderslice	6,054

(4)	Mr. Durcan did not stand for re-election in May 2025.

Determining Non-Employee Director Compensation. The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In 2025, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay relative to our peer group (as described in more detail in the “Compensation Discussion and Analysis” section) as well as the broader market which was compiled by Compensia, the independent compensation consultant to our Compensation Committee. While competitive market data is important to the evaluation of the directors’ compensation, such data is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In 2025, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under our 2023 Equity Incentive Plan (the “2023 Plan”) related to non-employee director compensation.

The Board continued to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “Cash Fees Paid to Non-Employee Directors” and “Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors. The cash fees our non-employee directors were eligible to receive in fiscal 2025 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.

Annual Retainer for Service as Director. Non-employee directors are paid an annual retainer for their service as directors. In 2025, the annual cash retainer paid to non-employee directors was $100,000. Our Lead Independent Director also receives an additional $62,500 for their service in that role. The annual retainer for a non-employee Chair of the Board for a full year of service is 1.5 times the amount of the other Board members’ annual retainer, or $150,000.

Annual Retainer for Service on Board Committees. During 2025, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee. After a review of the competitive market data relative to our peer group, the Board approved of increasing the annual cash retainer paid to the non-employee

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Directors’ Compensation and Benefits (continued)

directors for service on the Audit and Finance Committee from $20,000 to $25,000 and for service on the Nominating and Corporate Governance Committee from $10,000 to $15,000 effective August 2025.

Audit and Finance Committee	$25,000

Compensation Committee	$20,000

Nominating and Corporate Governance Committee	$15,000

Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair. In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. After a review of the competitive market data relative to our peer group, the Board approved of increasing the annual cash retainer paid to the non-employee directors for service as chair of the Compensation Committee from $15,000 to $20,000, for service as chair of the Nominating and Corporate Governance Committee from $10,000 to $15,000 and for service as chair of the Innovation and Technology Committee from $15,000 to $20,000 effective August 2025.

Audit and Finance Committee	$25,000

Compensation Committee	$20,000

Nominating and Corporate Governance Committee	$15,000

Innovation and Technology Committee	$20,000

Equity Awards for Non-Employee Directors. In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in the 2023 Plan and are entitled to receive equity awards under our Outside Director Equity Compensation Policy, subject to the terms of the 2023 Plan. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee director is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).

Annual RSU Awards. In 2025, under our Outside Director Equity Compensation Policy, the Annual RSU Award for each non-employee director (other than the Chair of the Board) who has served on the Board continuously prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $250,000 (or $275,000 for Annual RSU Awards granted after August 20, 2025) (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Chair of the Board’s Annual RSU Award is 1.5x the Target Equity Value.

In addition, under our Outside Director Equity Compensation Policy, if a non-employee director has served on the Board for less than twelve months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service. After a review of the competitive market data relative to our peer group, our Outside Director Equity Compensation Policy was amended in August 2025 to increase the Target Equity Value from $250,000 to $275,000. The increased Target Equity Value applies to any Annual RSU Award (including any prorated Annual RSU Awards) or Off-Cycle RSU Grant granted to a non-employee director after August 20, 2025.

Off-Cycle RSU Grants. Under our current Outside Director Equity Compensation Policy, an Off-Cycle RSU Grant is equal to the quotient of (i) the Target Equity Value divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their grant dates.

In 2025, each of our non-employee directors received an Annual RSU Award under our current Outside Director Equity Compensation Policy.

Deferral. Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to

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Directors’ Compensation and Benefits (continued)

the 2023 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

Acceleration of Vesting. Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her equity compensation awards will become fully vested; provided that, such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors. We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines. Under our stock ownership guidelines, which were updated in August 2024, our non-employee directors are required to hold the number of shares equivalent to five times their then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders. The stock ownership guidelines must be achieved by each non-employee director within five years of the respective director’s first election or appointment to the Board.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares of common stock owned outright by a director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock where the restrictions have lapsed; (iii) shares acquired upon stock option exercise; (iv) shares purchased in the open market; (v) restricted stock units where the restrictions have lapsed but the issuance of the shares to the director has been deferred at the election of the director pursuant to a company policy, plan or written agreement; and (vi) shares held in trust. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock or restricted stock units, less the number of shares the director sells to cover the exercise price of stock options or to pay taxes.

As of December 27, 2025, all of our non-employee directors were holding the required number of shares under our stock ownership guidelines or had time remaining to do so within the established compliance time frame.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of shares of our common stock beneficially owned as of March 19, 2026 by beneficial owners of more than 5% of our common stock (based on SEC filings), our directors and Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Some of the individuals may share voting power with their spouses with respect to the listed shares. Ownership information is based upon information provided by the individuals.

5% Stockholders	Shares Beneficially Owned(1)	Percent of Class(2)

The Vanguard Group(5)	142,442,745	8.8%

BlackRock, Inc.(6)	124,945,206	7.7%

Directors

Lisa T. Su	4,305,973	*

Nora M. Denzel	155,406	*

Michael P. Gregoire	18,427	*

Joseph A. Householder	219,305	*

John W. Marren	59,489	*

KC McClure	40	*

Jon A. Olson	22,790	*

Abhi Y. Talwalkar	55,684	*

Elizabeth W. Vanderslice	79,155	*

Named Executive Officers

Jean Hu	148,364	*

Darren Grasby	184,596	*

Forrest Norrod	424,965	*

Mark Papermaster	1,834,807	*

All current directors and executive officers as a group (16 persons)	8,107,566	*

*	Less than one percent

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Security Ownership of Certain Beneficial Owners and Management (continued)

(1)

Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by May 18, 2026 (within 60 days of March 19, 2026) and upon vesting of RSUs that are scheduled to vest by May 18, 2026. Also includes beneficial ownership of the following number of shares of our common stock for which the issuance upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	Number of Shares Subject to Options Exercisable as of March 19, 2026 or Which Become Exercisable Within 60 Days of This Date(3)	Number of RSUs That Vest Within 60 Days of March 19, 2026(4)	Deferred RSU Shares as of March 19, 2026

Lisa T. Su	413,529	—	—

Nora M. Denzel	—	2,613	57,786

Michael P. Gregoire	—	2,613	15,814

Joseph A. Householder	—	2,613	210,239

John W. Marren	—	2,613	56,876

KC McClure	—	—	—

Jon A. Olson	—	2,613	—

Abhi Y. Talwalkar	—	2,613	31,317

Elizabeth W. Vanderslice	—	2,613	3,441

Jean Hu	18,394	—	—

Darren Grasby	54,998	—	—

Forrest Norrod	89,188	—	—

Mark Papermaster	123,836	—	—

All current directors and executive officers as a group (16 persons)	741,821	18,291	427,187

(2)

Based on 1,630,338,779 shares of our common stock outstanding as of March 19, 2026. Also, each individual’s calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 18, 2026 and upon vesting of RSUs held by that individual that will vest by May 18, 2026 and Deferred RSU Shares, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(3)

Each individual’s calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 18, 2026, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(4)

Each individual’s calculation includes shares of our common stock that are issuable upon vesting of RSUs held by that individual that will vest by May 18, 2026, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(5)

All information regarding The Vanguard Group and its subsidiaries (“Vanguard”) is based solely on information disclosed in Amendment No. 12 of Schedule 13G filed with the SEC on February 13, 2024 by Vanguard. According to the Schedule 13G filing, of the 142,442,745 shares of our common stock reported as beneficially owned by Vanguard, Vanguard had sole dispositive power as to 135,560,765 shares, shared dispositive power as to 6,881,980 shares, shared voting power as to 2,092,618 shares and did not have sole voting power as to any shares. Vanguard is located at 100 Vanguard Blvd., Malvern, PA 19355.

(6)

All information regarding BlackRock Inc. and its subsidiaries (“BlackRock”) is based solely on information disclosed in Amendment No. 8 of Schedule 13G filed with the SEC on February 1, 2024 by BlackRock. According to the Schedule 13G filing, of the 124,945,206 shares of our common stock reported as beneficially owned by BlackRock. BlackRock had sole voting power as to 113,150,136 shares and sole dispositive power as to all shares. BlackRock is located at 50 Hudson Yards, New York, New York 10001.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of March 19, 2026. Biographical information about Dr. Su, who is both a director and an executive officer, may be found above under “Item 1—Election of Directors”. The age of each executive officer is as of our Annual Meeting.

Jean Hu Executive Vice President, Chief Financial Officer and Treasurer Age: 62

Ms. Hu has been our Executive Vice President, Chief Financial Officer and Treasurer of AMD, responsible for the Company’s financial planning and strategy, since January 2023. In this role, Ms. Hu leads the global finance organization, investor relations, global corporate services, and facilities. Prior to AMD, Ms. Hu served as Chief Financial Officer of Marvell Technology, Inc. (Marvell) from August 2016 to January 2023, where she led all aspects of financial planning, accounting, reporting, treasury, tax and investor relations. Prior to Marvell, Ms. Hu served as Senior Vice President and Chief Financial Officer of QLogic Corporation (QLogic) (a network server and storage networking company) from April 2011 to August 2016, and as acting Chief Executive Officer of QLogic from May 2013 to February 2014 and from August 2015 to August 2016. She has more than 20 years of financial leadership experience in the semiconductor industry, including previous CFO roles at Qlogic and Conexant. She has served on the board of directors of Fortinet, Inc. (a cybersecurity company) since October 2019.

Ms. Hu holds a Bachelor of Science degree in chemical engineering from Beijing University of Chemical Technology and a Ph.D. in Economics from Claremont Graduate University.

Darren Grasby Executive Vice President, Chief Sales Officer and President EMEA Age: 56

Mr. Grasby has been our Executive Vice President, Chief Sales Officer and President EMEA since January 2025. In this role, he is responsible for leading our worldwide sales organization with a focus on the end-to-end product portfolio, spanning data center, commercial, consumer and embedded markets. Prior to that, Mr. Grasby was our Executive Vice President, Strategic Partnerships, President EMEA.

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Information About Our Executive Officers (continued)

Since Mr. Grasby joined AMD in 2007, he has held several leadership roles focused on sales and marketing, including serving as Senior Vice President of Global Computing and Graphics Sales from July 2018 to January 2019. Prior to that, Mr. Grasby was our President EMEA and Global Channel Sales from October 2015 to July 2018 and Corporate Vice President, Global Sales and General Manager EMEA from November 2014 to October 2015. He was our Corporate Vice President and General Manager EMEA from August 2007 to November 2014.

Mr. Grasby has nearly over three decades of high-tech industry expertise. Before joining AMD, Mr. Grasby created and ran several very successful companies, including businesses focused on computer manufacturing, supply chain management, global distribution, and creation and development of graphics brands like ATI.

Philip Guido Executive Vice President, Chief Commercial Officer Age: 64

Mr. Guido has been our Executive Vice President and Chief Commercial Officer leading the Company’s Worldwide Sales Organization since June 2023. Mr. Guido was previously general manager, global managing partner of Strategic Sales at IBM Consulting (IBM), responsible for expanding IBM’s deep partnerships with enterprise customers. He held multiple leadership roles at IBM during his more than 30-year tenure with the company, including the general manager of IBM North America driving over $40B in revenue and general manager, Infrastructure Services Business.

Mr. Guido graduated Magna Cum Laude and Phi Kappa Phi from Montclair State University with a degree in economics and has a certificate in International Business from the University of Copenhagen. He is a senior advisor board member of Brighton Park Capital Group, senior member of The David Rockefeller Fellows Program in New York City, the board of the NPower Gala Committee and CEO Advisory Board for Innovate@UCLA.

Ava M. Hahn Senior Vice President, General Counsel and Corporate Secretary Age: 53

Ms. Hahn has been our Senior Vice President, General Counsel and Corporate Secretary since January 2024. In this role, Ms. Hahn oversees our legal and corporate governance, ethics and compliance, corporate responsibility, and government relations matters. Prior to joining AMD, Ms. Hahn was Senior Vice President and Chief Legal Officer at Lam

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Information About Our Executive Officers (continued)

Research, where she was responsible for the company’s global legal and government affairs functions. She served as General Counsel at CA Technologies (now part of Broadcom Inc.); Aruba Networks, Inc. (now part of Hewlett Packard Enterprise); ShoreTel, Inc. (now part of Mitel); Genesis Microchip Inc. (now part of STMicroelectronics); and venture capital firms Kleiner Perkins and Felicis Ventures.

Ms. Hahn is a member of the State Bar of California. She holds a Bachelor of Arts degree in history from the University of California, Berkeley and a Juris Doctor degree from Columbia Law School.

Jack Huynh Senior Vice President and General Manager of the Computing and Graphics Business Group Age: 47

Mr. Huynh has been our Senior Vice President and General Manager of the Computing and Graphics Group since April 2023. Mr. Huynh is responsible for all aspects of strategy, business, and engineering to advance our leadership in AI and high-performance computing across end-user devices. Jack brings over 25 years of experience driving innovation and delivering leadership CPU, GPU, and NPU technologies across gaming, consumer, and enterprise devices.

Since joining AMD in 1998, Mr. Huynh has spanned a breadth of businesses and technologies while building deep, strategic partnerships that have transformed AMD’s product portfolio and business. He previously led our semi-custom group as Senior Vice President and General Manager, responsible for managing all aspects of strategy, business management, and engineering for high-performance AMD semi-custom solutions.

Prior to that, Mr. Huynh served as Corporate Vice President and General Manager of our mobile business unit where he led end to end business execution of AMD mobile products. Additionally, he held several leadership roles across our desktop, mobile, and chipset businesses. Before these roles, Mr. Huynh began his career at AMD as a microprocessor design engineer.

Mr. Huynh holds a Bachelor of Science in electrical engineering from the University of Illinois Urbana-Champaign.

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Information About Our Executive Officers (continued)

Forrest E. Norrod Executive Vice President and General Manager, Data Center Solutions Business Unit Age: 60

Mr. Norrod has been our Executive Vice President and General Manager of the Data Center Solutions Business Group since January 2023. In this role, he is responsible for managing all aspects of strategy, business management and engineering for AMD data center products. Mr. Norrod joined AMD in November 2014. Mr. Norrod has more than 35 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.

Mr. Norrod was Vice President and General Manager of Dell Inc.’s (Dell) server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established Dell’s leadership presence in the hyper-scale data center market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams. Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses. He started his career as a VLSI design engineer at Hewlett Packard. He has served on the board of directors of Intuit, Inc. (a leading provider of financial services for individuals and small businesses) since July 2024.

Mr. Norrod holds Bachelor of Science and Master of Science degrees in electrical engineering from Virginia Tech and holds 11 US patents in computer architecture, graphics and system design.

Mark D. Papermaster Executive Vice President and Chief Technology Officer, Technology and Engineering Age: 64

Mr. Papermaster has been our Executive Vice President and Chief Technology Officer, Technology and Engineering, responsible for technical direction and product development since January 2019. He led the re-design of engineering processes at AMD and the development of the award-winning “Zen” high-performance x86 CPU family, high-performance GPUs and our modular design approach, Infinity Architecture.

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Information About Our Executive Officers (continued)

His more than 40 years of engineering experience includes significant leadership roles managing the development of a wide range of products from microprocessors to mobile devices and high-performance servers. Before joining AMD in October 2011 as our Chief Technology Officer and Senior Vice President, Mr. Papermaster was the leader of Cisco Systems, Inc.’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses. In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for iPod and iPhone hardware development. He also held a number of senior leadership positions at IBM overseeing development of the company’s key microprocessor and server technologies.

Mr. Papermaster holds a Bachelor of Science degree from the University of Texas at Austin and a Master of Science degree from the University of Vermont, both in electrical engineering. In February 2025, Mr. Papermaster was elected to the National Academy of Engineering for leadership in the design and production of complex integrated circuit processors. Mr. Papermaster is an active member of several boards and committees. In February 2026, he was appointed to the U.S. Department of Energy’s Office of Science Advisory Committee. He also serves on the Global Semiconductor Alliance Board of Directors, IEEE Industry Advisory Board, the University of Texas at Austin Cockrell School of Engineering Advisory Board, the University of Texas President’s Austin Innovation Board, and the Purdue University Semiconductor Degrees Leadership Board.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, Section 16 officers, and beneficial owners of more than 10% of our common stock to file an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC. We typically assist our directors and Section 16 officers in preparing these reports and file them on their behalf. Based solely on a review of reports filed with the SEC on information provided to us and upon the written representations of our directors and Section 16 officers, we believe that all of our directors and Section 16 officers filed the required reports on a timely basis under Section 16(a) for fiscal year 2025, except for a Form 4 filing for Mr. Guido that reported a one-time purchase of AMD shares, which was filed after the applicable Form 4 deadline due to an administrative error.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This “Compensation Discussion and Analysis” describes our executive compensation philosophy and objectives, provides an overview of our executive compensation program and reviews the Compensation and Leadership Resources Committee’s (the “Compensation Committee”) fiscal 2025 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title

Lisa Su	Chair, President and Chief Executive Officer

Jean Hu	Executive Vice President, Chief Financial Officer and Treasurer

Mark Papermaster	Executive Vice President and Chief Technology Officer

Darren Grasby(1)	Executive Vice President, Chief Sales Officer and President EMEA

Forrest Norrod	Executive Vice President and General Manager, Data Center Solutions Business Unit

(1)

Mr. Grasby was appointed Executive Vice President, Chief Sales Officer and President EMEA on January 13, 2025. Prior to that, Mr. Grasby served as our Executive Vice President, Strategic Partnerships & President, AMD EMEA.

Executive Summary

2025 Business Highlights

2025 was a defining year for AMD as we delivered record results driven by growth across our high-performance and AI computing products. As AI adoption increased, demand for compute accelerated across the data center, PC, gaming and embedded markets. Against this backdrop, annual revenue increased 34% to a record $34.6 billion in 2025, driven by strong growth in the Data Center and Client and Gaming segments. Gross margin expanded to 50%, up from 49% last year. We also significantly expanded profitability, with annual operating income increasing 94% to $3.7 billion, net income increasing 164% to $4.3 billion, and diluted earnings per share increasing 165% to $2.65.

AMD exited the year with significant momentum across the Data Center, Client & Gaming and Embedded segments. We delivered record AMD Instinct™ GPU sales as our MI350 Series GPUs ramped, and we began broad customer engagements for the next-gen Instinct MI400 Series GPUs and rack-scale solutions. Our milestone agreement with OpenAI to deliver up to 6 gigawatts of next-generation AI infrastructure across multiple generations of AMD Instinct GPUs was a clear signal that leading AI companies are choosing AMD platforms.

We achieved record server CPU revenue share as AMD EPYC™ processor adoption accelerated among cloud and enterprise customers. AI adoption also fueled demand for general-purpose compute alongside accelerators. In addition, we completed the acquisition of ZT Systems, combining their systems expertise with AMD’s leadership in GPUs, CPUs, networking, and open software to deliver end-to-end AI rack-scale solutions, beginning with our AMD Helios platform, which is on track to launch this year.

We delivered record client processor revenue as we expanded our AMD Ryzen™ portfolio to deliver leadership performance and AI capabilities for businesses, gamers, and everyday users. We grew our commercial PC footprint as we accelerated adoption of Ryzen processors among large enterprises and ramped our broadest lineup of AMD-powered platforms across leading OEMs. Gaming revenue grew, driven by sales of semi-custom SoCs for gaming consoles and demand for our Radeon™ RX 9000 Series GPUs for mainstream gamers.

In Embedded, demand strengthened across several end markets, resulting in a return to year-over-year growth in the fourth quarter. We secured a record $17 billion of embedded design wins to support long-term growth.

We maintained a strong balance sheet, finishing the year with $10.6 billion in cash, cash equivalents, and short-term investments. We also returned $1.3 billion to stockholders through the repurchase of 12.4 million shares under our authorized stock repurchase program.

In 2025, we launched our broadest portfolio of leadership products to date, gained significant share in server and PC processors, and rapidly scaled our data center AI business. AMD ended the year with strong performance, growing fourth quarter revenue 34% to a record $10.3 billion. Entering 2026, we are driving significant momentum across all of our businesses.

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Compensation Discussion and Analysis (continued)

From the end of fiscal 2020 to the end of fiscal 2025, our market capitalization increased 215%, generating approximately $239.3 billion in value for our stockholders. The following graphic compares the change in our market capitalization to the change in the S&P 500 and the Philadelphia Semiconductor Sector Index (“SOX”) from the end of fiscal 2020 through the end of fiscal 2025. Our stock continues to outperform our peer indices over the 3- and 5-year periods. We believe long-term periods are more relevant as short-term periods are more impacted by market volatility.

2025 Executive Compensation Program – Highlights

Overview

We operate in a challenging, highly competitive and rapidly evolving global business environment. It is critical that we retain and motivate a talented and experienced executive team. Accordingly, our Compensation Committee has implemented and oversees an executive compensation program that emphasizes pay for performance, advances our business strategies and objectives, drives the creation of long-term sustainable stockholder value, and attracts, retains and motivates a high-caliber executive team.

For fiscal 2025, the vast majority of our Named Executive Officers’ compensation continued to be delivered through long-term equity awards. The performance-based restricted stock unit (“PRSU”) awards that vested in 2025 reflected our stock price performance for the three-year period from August 9, 2022 through August 9, 2025, relative to the total shareholder return of the S&P 500. Our total shareholder return of 53.55% for this three-year performance period was generally in line with the 55.13% total shareholder return of the S&P 500 during the same period. As a result, each of our Named Executive Officers vested in 96.84% of the target number of PRSUs covered by their fiscal 2022 annual PRSU awards.

Each of our Named Executive Officers also received a cash incentive award under our Executive Incentive Plan (“EIP”) for fiscal 2025 based on the achievement of revenue, adjusted non-GAAP net income and adjusted free cash flow performance goals and the achievement of key strategic milestones as approved by our Compensation Committee and, in the case of our Chief Executive Officer, as approved by our Board of Directors (our “Board”). We set goals aggressively relative to our internal financial targets to ensure they are challenging to meet. Consistent with our pay for performance philosophy, we must outperform relative to our expectations for the year to achieve target performance under the EIP. Based on this performance, our Named Executive Officers received a payout under the EIP for fiscal 2025 of 121% of target.

2025 Executive Compensation Program – Emphasis on “Pay for Performance”

As illustrated below, the target total direct compensation (defined below) of our Named Executive Officers in 2025 was weighted heavily towards performance-based compensation:

•

Approximately 96% of our Chief Executive Officer’s target total direct compensation and approximately 92% of the average target total direct compensation of our other Named Executive Officers was delivered in the form of variable or “at risk” compensation tied to company, individual, or stock price performance;

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Compensation Discussion and Analysis (continued)

•

Long-term equity awards (the ultimate value of which depends on our stock price) continued to be the largest element of compensation, representing approximately 89% of our Chief Executive Officer’s target total direct compensation and approximately 83% of the average target total direct compensation of our other Named Executive Officers; and

•

100% of the target annual incentive bonuses payable to our Named Executive Officers was tied to the achievement of pre-established financial and strategic milestone goals for the 2025 fiscal year that aligned with our annual operating plan and long-term business strategy.

A Named Executive Officer’s “target total direct compensation” is the sum of his or her base salary, target annual incentive bonus opportunity under our EIP, and the aggregate intended target value of long-term equity awards granted under our equity plans in fiscal 2025 (excluding Mr. Grasby’s one-time promotion and retention award granted on February 15, 2025). The aggregate intended target values of our long-term equity awards differ from the accounting values (grant date fair value) that are included in the “2025 Summary Compensation Table” and “Grants of Plan-Based Awards in 2025” tables below on pages 66 and 71).

2025 Executive Compensation Program Changes

For fiscal 2025, we made the following changes to our executive compensation program:

•

We increased the weighting of the Strategic Milestones (defined below) component under our EIP from 20% to 30%, and correspondingly reduced the weighting of the financial performance component from 80% to 70%, to place greater emphasis on achievement of our most important engineering, business, commercial/operational, sales and culture objectives.

•

We revised the primary performance metric for our 2025 annual PRSU awards to measure total shareholder return (“TSR”) over the three-year performance period based on our percentile ranking relative to the companies included in the S&P 500 Index, rather than by reference to our TSR relative to the S&P 500 Index as a whole. This change provides a clearer comparison of our stock price performance relative to other large-capitalization companies.

•

We revised the vesting schedule for time-based restricted stock units and stock options from four-year annual vesting to 25% vesting after the first year, with the remaining awards vesting quarterly thereafter, to smooth vesting over the service period and reduce the impact of market volatility at a single annual vesting date.

Response to 2025 “Say On Pay” Vote and Stockholder Engagement Process

The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. When evaluating our executive compensation program, the Compensation Committee carefully considers both the results of our annual advisory resolution on the compensation of our Named Executive

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Compensation Discussion and Analysis (continued)

Officers (“Say-on-Pay”) as well as direct feedback from our stockholders, with whom we actively and directly engage throughout the fiscal year. At our 2025 annual meeting of stockholders, our Say-on-Pay proposal received support from approximately 85% of the votes cast on the proposal, reflecting widespread stockholder support for our fiscal 2024 executive compensation program.

As in prior years, we were mindful of the strong support our stockholders expressed for our program as we evaluated our compensation practices for fiscal 2025. After evaluation, the Compensation Committee decided to retain the overall design of our executive compensation program, which it believes emphasizes pay-for-performance, provides market-competitive compensation, and appropriately incentivizes our Named Executive Officers to deliver long-term sustainable stockholder value creation without encouraging excessive risk-taking.

During fiscal 2025, we continued our practice of proactive stockholder engagement regarding executive compensation, environmental, social and other corporate governance matters, and we actively engaged with stockholders throughout the year. We conducted conference calls, in-person and virtual meetings, and other types of engagements with holders of approximately 35% of our total shares outstanding and approximately 68% of our top 100 largest stockholders to solicit feedback on AMD, including their views on our executive compensation structure and pay policies and practices.

In summary, stockholder feedback centered on the following themes:

•

In the aggregate, stockholder feedback reflected continued support for AMD’s executive compensation program and overall governance framework, with investors noting that the program remains well-aligned with long-term strategy, pay-for-performance principles, and the competitive dynamics of the semiconductor and broader technology talent market.

•

Stockholders engaged on AMD’s long-term strategy and resilience, including talent acquisition and retention, supply chain diversification, capital allocation, and the Company’s positioning amid geopolitical, tariff, and infrastructure considerations. Feedback reinforced confidence in AMD’s strategic agility, durable business model, and the Board’s ongoing oversight of these evolving risks and opportunities.

•

Feedback from these engagements was shared with the Board and relevant committees, including the Compensation Committee, and considered alongside Say-on-Pay results and ongoing governance evaluations. Stockholders expressed support for the Company’s disciplined, methodical approach to compensation design, board refreshment, and risk oversight, while encouraging continued transparency and engagement as the business and industry continue to evolve.

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Compensation Discussion and Analysis (continued)

Executive Compensation Policies and Practices

We implement sound executive compensation policies and practices, which we believe drive superior performance and prohibit or minimize behaviors that we believe do not serve our stockholders’ long-term interests, as highlighted in the below table:

Policy/Practice	Summary

Clawback/Recovery Rights

We have a compensation recovery (“clawback”) policy designed to comply with the listing standards of Nasdaq pursuant to which we are required to recover certain incentive-based compensation received by our executive officers as a result of achieving financial performance goals that are not met under any restated financial results.

In addition, we have the right to recoup incentive-based and other compensation (including both time and performance-based equity awards) paid or granted to an employee (including any Named Executive Officer) in the event of certain misconduct by the employee (see our “Compensation Recovery (“Clawback”) Rights” section below).

One-year minimum vesting period for equity awards	Our equity plans (i.e., our 2023 Equity Incentive Plan and 2004 Equity Incentive Plan) require a minimum one-year vesting period with respect to at least 95% of awards issued thereunder, subject to limited exceptions such as death, disability, termination of employment or a change of control of AMD.

Change of control payments are “double-trigger” and capped	Our change of control arrangements are designed to align with governance best practices. These arrangements include a “double-trigger” requirement, pursuant to which severance benefits are payable only upon an involuntary termination of employment without cause or a constructive discharge that occurs following a change of control. In addition, we have not and will not enter into a change of control arrangement that provides for cash severance payments in excess of (i) two times the executive’s base salary and target annual incentive bonus, plus (ii) a prorated target annual incentive bonus for the year in which the termination of employment occurs.

No new excise tax gross-ups	We will not enter into any change of control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers as described in the “Health, Welfare, Security and Other Personal Benefits (Perquisites)” section below.

Anti-hedging and pledging policy	We prohibit our employees (including our Named Executive Officers) and Directors from hedging AMD securities. Pledging of AMD securities is not permitted without the preapproval of the Nominating and Governance Committee of our Board which is only granted in very limited circumstances and has not been granted to date. None of our Named Executive Officers or Directors have pledged any shares.

Incentive compensation amounts are subject to payment thresholds and maximums	Our annual cash performance bonuses and 2025 annual PRSU awards have aggressive and challenging performance requirements that must be achieved to receive target payment and are subject to maximum potential payment in relation to the target award.

Stock ownership requirements	We have robust stock ownership requirements for our Chief Executive Officer, our other Named Executive Officers and our Directors.

Compensation risk assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

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Compensation Discussion and Analysis (continued)

Compensation Philosophy and Objectives

Pay for Performance

Our executive compensation program philosophy centers on pay for performance and is guided by the following primary principles:

Principle	Description

Business Driven	Compensation should align to performance; rewards should directly tie to achievement of specific financial, operational and strategic objectives that generally lead to durable business and increased and sustained stockholder value.

Performance Differentiated	Compensation program design should create an effective link between pay and performance at both the company and individual level. With improved company performance and increases in company valuation and stock price, our compensation programs should deliver higher rewards to our Named Executive Officers.

Market Competitive	Compensation should be competitive to attract, retain and motivate high-caliber senior leadership.

Ownership Oriented	Incentives should be fully aligned with stockholder interests by delivering meaningful equity awards tied to and balanced with stockholder value creation supported by maintaining robust stock ownership requirements.

We continually assess and adjust our executive compensation program, policies and practices taking into account these guiding principles and based on feedback obtained through our stockholder engagement efforts.

Talent Management Focus

The Compensation Committee places a strong emphasis on developing, motivating, retaining, and attracting talent that is critical to guide and execute our strategy as well as to continue to grow our business. Our executive compensation program aligns with our talent objectives and our compensation decisions not only consider individual and company performance, but also long-term potential, key retention goals and organizational succession plans.

As required by its charter, the Compensation Committee regularly reviews succession planning and talent development. The Compensation Committee at least annually reviews succession plans for the Chief Executive Officer and other senior executive positions. These reviews occur with input from our Chief Executive Officer, our Senior Vice President, Chief Administrative Officer, and our Senior Vice President and Chief Human Resources Officer. The Compensation Committee also reviews succession plans in executive session, with no members of management present. Succession planning for key executive roles consists of an assessment of internal candidates and their development plans, as well as potential external talent, while factoring in our culture as well as inclusion and belonging.

We believe that building a diverse talent pipeline, encouraging a culture of respect and belonging, and increasing inclusion of unique and underrepresented voices makes AMD stronger. In 2025, we broadened our commitment to developing our engineering talent by expanding mentoring opportunities and career development programs for engineering professionals at AMD. For additional information on our diversity, belonging and inclusion efforts, see our “Corporate Responsibility” section beginning on page 27.

Competitive Compensation

We operate in a highly competitive business environment. We must offer market competitive compensation to recruit and retain top leadership and industry experts to guide and execute our business strategy. Accordingly, the Compensation Committee seeks to compensate our Named Executive Officers at competitive levels with compensation for executives in similar positions at identified peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. In making its compensation decisions, the

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Compensation Discussion and Analysis (continued)

Compensation Committee also considers a number of other factors, including the scope of responsibility of each Named Executive Officer, internal pay comparisons and the retention value of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future contributions and impact on the organization.

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to profitably advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking through the following means:

Sound Risk Management

✓	Compensation is an appropriate balance of fixed pay versus variable pay, as well as short-term versus long-term incentives

✓	Performance-based compensation opportunities are capped

✓	Our annual incentive plans include multiple company-wide financial and strategic goals that are quantitative and measurable

✓	Long-term equity awards are a balanced mix of time-based and performance-based vesting, both spanning multiple years

✓	Equity awards have a minimum one-year vesting requirement, subject to limited exceptions

✓	The incentive compensation and equity awards granted to our Named Executive Officers is subject to recoupment (i.e., clawback) policies and provisions

✓	Our Named Executive Officers are subject to rigorous stock ownership requirements

How We Make Compensation Decisions

Role of the Compensation Committee and our Board

The Compensation Committee is responsible to our Board for developing and overseeing our executive compensation and benefits policies and programs. The Compensation Committee, which consists solely of independent directors, is responsible for reviewing our executive compensation program annually to evaluate its alignment with the strategies and needs of our business, market trends and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding our Chief Executive Officer’s compensation and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and our equity plans;

•	conducting an annual compensation risk assessment to evaluate our compensation policies and practices;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package; and

•

reviewing and approving any changes to a Named Executive Officer’s total compensation package, such as base salary, annual incentive bonus opportunities, annual long-term incentive award opportunities, and payouts and retention programs.

The non-management members of our Board annually conduct a performance assessment of our Chief Executive Officer. The Compensation Committee reviews and considers this performance assessment in making its recommendations to the non-management members of our Board regarding the compensation and other terms of our Chief Executive Officer’s employment. Our Chief Executive Officer does not participate in the determination of her own compensation and no management recommendation is made regarding her compensation.

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Compensation Discussion and Analysis (continued)

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist in carrying out its responsibilities. During 2025, the Compensation Committee retained Compensia as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters, including:

•

the competitiveness of our executive compensation program by providing a market review of executive compensation and relevant trends, evaluating our compensation peer group composition and analyzing the compensation at our compensation peer group companies;

•

the pay levels of our Named Executive Officers by assessing and advising on equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term equity awards and our retention strategies, evaluation of our stock ownership guidelines, and assessment of severance and change of control arrangements;

•

the effectiveness of our Employee Stock Purchase Plan and the severance and change of control protections available to our executives by benchmarking the salient provisions of similar plans within our compensation peer group; and

•	the compensation arrangements for the non-management members of our Board.

Conflict of Interest Assessment for Compensation Consultant

The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and conducts an annual conflicts of interest assessment of its compensation consultant. In 2025, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In March 2026, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

During its engagement, Compensia attended meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and met with members of senior management to obtain and validate market data, review materials, and discuss management’s compensation recommendations.

Role of Management

The Compensation Committee is supported by our Chief Executive Officer (other than with respect to her own compensation) and other members of management. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation was discussed or determined. During the Compensation Committee’s annual review of executive compensation, our Chief Executive Officer reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers.

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation decisions of a custom group of peer companies in combination with industry-specific compensation survey data to develop an understanding of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compared to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance. The Compensation Committee believes that it appropriately sets the compensation of our Named Executive Officers, while taking into account the practices of our peers and industry best practices.

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Compensation Discussion and Analysis (continued)

Methodology Used to Perform the Competitive Pay Analysis

To assist the Compensation Committee in its review of the 2025 compensation for our Named Executive Officers, Compensia provided a competitive pay analysis in February 2025 that set forth compensation data developed from publicly available information, as of December 2024, of the companies included in a custom peer group (the “2025 Executive Compensation Peer Group”). In May 2025, Compensia provided the Compensation Committee an updated competitive pay analysis that reflected AMD’s and peer group financial data as of March 28, 2025, updated AMD’s 30-day average stock price as of that date, and updated the projected payouts under the then-outstanding annual PRSU awards granted to our Named Executive Officers during each of 2022, 2023 and 2024.

To develop the 2025 Executive Compensation Peer Group, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group in November 2024, with particular reference to their industry (i.e., business segment and key competitors), revenues (generally 50% to 200% of our revenues for the trailing four fiscal quarters) and market capitalization (generally 30% to 300% of our market capitalization), in each case based on then publicly available information. The Compensation Committee selected these latter two metrics because, based on Compensia’s analysis and holding all other factors constant, revenue has the greatest correlation to cash compensation levels and market capitalization has the greatest influence on equity compensation levels.

Based on this review, the Compensation Committee made no changes to the peer group other than to remove VMWare, Inc., which ceased to be a public company following its acquisition by Broadcom Inc. The Compensation Committee believes that the composition of the 2025 Executive Compensation Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The companies comprising the 2025 Executive Compensation Peer Group are as follows:

Peer Companies

Adobe Inc.	Marvell Technology Group Ltd.

Analog Devices, Inc.	Micron Technology, Inc.

Applied Materials, Inc.	NXP Semiconductors N.V.

Broadcom Inc.	NVIDIA Corporation

Cisco Systems, Inc.	Oracle Corporation

Intel Corporation	Qualcomm Inc.

International Business Machines Corporation	Salesforce, Inc.

Intuit Inc.	SAP SE

Lam Research Corporation	Texas Instruments Incorporated

The following illustrates how our revenue and market capitalization compared to the median of the 2025 Executive Compensation Peer Group as of November 2024, when the Compensation Committee approved the companies included in the peer group:

	Revenue(1)	Market Capitalization(2)

Peer Group Median	$30.861 billion	$186.766 billion

AMD	$23.276 billion	$241.706 billion

(1)	Revenue data sourced from S&P Capital IQ as of September 25, 2024, based on then-available trailing twelve months revenue data.
(2)	Market capitalization data sourced from S&P Capital IQ as of September 25, 2024, based on 30-day average market capitalization as of such date.

The Compensation Committee believes that the composition of the 2025 Executive Compensation Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program. The Compensation Committee used the 2025 Executive Compensation Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation.

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Compensation Discussion and Analysis (continued)

Fiscal 2025 Compensation Elements

The principal elements of our 2025 executive compensation program, their objectives, and the factors influencing the amount ultimately provided to our Named Executive Officers, are as follows:

Element		Description	Objective	Factors Influencing Amount

Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities, and individual performance

Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual financial goals (weighted 70%) and strategic milestones (weighted 30%), subject to Compensation Committee discretion to increase or decrease the amount of the bonus	Motivates and rewards achievement of key financial results tied to our annual operating plan	Annual target cash performance bonus opportunity determined annually as a percentage of base salary based on the executive’s experience, individual role and responsibilities, and individual performance, and market data

Long-Term Incentive Plan Awards (LTI Awards)	Performance- Based Restricted Stock Units (PRSUs)	Variable compensation payable in shares, with payout based on (i) TSR, measured on an absolute basis and based on AMD’s percentile ranking relative to the other constituents of the S&P 500 Index over a three-year performance period and (ii) AMD’s non-GAAP EPS growth	Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to stock price performance (absolute and relative) and EPS; promotes retention	Intended target value of all LTI Awards is based on market data and individual role and responsibilities
	Stock Options	Variable compensation based on increase in stock price from date of grant (subject to exercise of the stock option) and time-based vesting over four years with 25% at the 1-year anniversary and then quarterly thereafter; have a seven-year term	Directly aligns interests of executives with long-term stockholder value creation, provides upside potential over a seven-year option term and promotes retention
	Restricted Stock Units (RSUs)	Variable compensation with payout in shares subject to time-based vesting; awards generally vest over four years with 25% at the 1-year anniversary and then quarterly thereafter	Directly aligns interests of executives with long-term stockholder value creation, provides a measure of stability across market cycles and promotes retention

Other elements of our 2025 executive compensation program include (a) Mr. Grasby’s promotion and award, as discussed below under “—Grasby Promotion and Retention Award”, and (b) our deferred compensation plan, health, welfare and other personal benefits, and post-employment compensation arrangements, as described below.

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Compensation Discussion and Analysis (continued)

Base Salaries

The annual base salaries of our Named Executive Officers as of the beginning and end of 2025 are shown in the table below. After reviewing competitive market data from our 2025 Executive Compensation Peer Group, the Compensation Committee approved the base salary increases reflected in the table. For each Named Executive Officer other than Mr. Grasby, these increases became effective on July 1, 2025.

In connection with his appointment as our Executive Vice President, Chief Sales Officer and President, EMEA, Mr. Grasby received a base salary increase of £72,000 (from £525,000 to £597,000), effective February 1, 2025. He subsequently received an additional £18,000 increase (from £597,000 to £615,000), effective July 1, 2025, in connection with the annual review of his base salary.

The following table sets forth the annual base salaries of our Named Executive Officers as of December 29, 2024 (the first day of fiscal 2025), and December 27, 2025 (the last day of fiscal 2025), together with the percentage increases during the period:

Named Executive Officer	Base Salary as of December 27, 2025	Base Salary as of December 29, 2024	Percentage Increase

Lisa Su	$1,323,000	$1,260,000	5.0%

Jean Hu	$800,000	$760,000	5.3%

Mark Papermaster	$870,000	$840,000	3.6%

Darren Grasby(1)	$829,881	$660,240	25.7%

Forrest Norrod	$780,000	$750,000	4.0%

(1)

Mr. Grasby’s base salary was £615,000 as of December 27, 2025 and £525,000 as of December 28, 2024. The U.S. dollar amounts shown reflect foreign currency conversion rates of (a) £1 = $1.3494 as of December 26, 2025 and (b) £1 = $1.25760 as of December 29, 2024. On a constant-currency basis (i.e., excluding the effect of foreign exchange rate fluctuations), Mr. Grasby’s base salary increased by approximately 17.1% in connection with his promotion.

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward short-term performance and the achievement of the principal goals of our annual operating plan. Each Named Executive Officer’s target bonus opportunity is a percentage of their fiscal 2025 base salary and is determined based on the competitive pay analysis conducted by the Compensation Committee as described above. For fiscal 2025, the target bonus opportunities for all Named Executive Officers were unchanged from fiscal 2024, at 200% of base salary for our CEO and 125% of base salary for the other Named Executive Officers.

Under the fiscal 2025 EIP, the amount of the annual cash performance bonus for each Named Executive Officer was calculated based on (i) his or her target bonus opportunity, (ii) our corporate financial performance (weighted 70%) for fiscal 2025, as measured against pre-established performance levels (the “Financial Performance Targets”) for the first half of fiscal 2025 (weighted 40%) and the second half of fiscal 2025 (weighted 60%), and (iii) achievement of strategic milestones (weighted 30%) established with respect to key engineering, business, commercial/operational, and sales and culture metrics (the “Strategic Milestones”).

Financial Performance Targets for the first half of fiscal 2025 and the Strategic Milestones were approved by the Compensation Committee in February 2025. The Financial Performance Targets for the second half of fiscal 2025 were approved by the Compensation Committee in August 2025. In addition to assessing achievement of the fiscal 2025 performance goals, the Compensation Committee also performs an annual qualitative assessment of each Named Executive Officer’s individual performance. This assessment results in determination of an individual performance factor for each Named Executive Officer that can increase or decrease his or her final EIP payout.

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Compensation Discussion and Analysis (continued)

Financial Performance Targets

The Compensation Committee used the following financial performance measures and weightings as the Financial Performance Targets for the fiscal 2025 EIP:

Financial Measure	Weighting	Compensation Committee Rationale

Adjusted Non-GAAP Net Income(1)(2)	50%

•

Key short-term measure of our ability to operate the business profitably and a valid metric for comparison

•

Measure of significant importance to stockholders; ties directly to enhanced stock price performance

Net Revenue	40%	• Reflects top-line growth, a strong indicator of our long-term ability to increase profitability, cash flow and improve stock price performance

Adjusted Free Cash Flow(2)(3)	10%

•

Effective cash management and cash generation are key components of our strategy and our annual operating plan, which if successfully executed should lower indebtedness, increase financial flexibility and ultimately drive improved company valuation and stock price performance

(1)

For purposes of the fiscal 2025 EIP, our “adjusted non-GAAP net income” was calculated by adjusting our fiscal 2025 GAAP net income for (i) non-GAAP financial adjustments such as amortization of acquisition-related intangibles, stock-based compensation, release of reserves for uncertain tax positions, gains on long-term investments, net and provision for income taxes associated with these adjustments and (ii) amounts accrued for fiscal 2024 annual cash performance bonuses. The aggregate amount of these adjustments is $3.3 billion.

(2)

Adjusted non-GAAP net income and adjusted free cash flow differ from the non-GAAP financial results we report in our quarterly earnings release materials and should be viewed in addition to and not as a substitute for, or superior to, reported results prepared in accordance with GAAP.

(3)

For purposes of our fiscal 2025 EIP, our “adjusted free cash flow” was calculated by adjusting our GAAP net cash provided by operating activities for (i) purchases of property and equipment and (ii) cash payments for fiscal 2024 bonuses which were paid in March and April 2025. The aggregate amount of these adjustments is $0.5 billion.

The following illustrates how the 2025 annual cash performance bonuses under the EIP were calculated:

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Compensation Discussion and Analysis (continued)

Financial Performance Targets

First Half 40%

Metric	Actual Performance*	Threshold	Target	Maximum
Adjusted Non-GAAP Net Income ($ in millions)	$2,600	$2,405	$3,697	$4,989
Revenue ($ in millions)	$15,100	$11,700	$14,700	$17,700
Adjusted Free Cash Flow ($ in millions)	$2,300	$816	$1,800	$2,800

Second Half 60%

Metric	Actual Performance*	Threshold	Target	Maximum
Adjusted Non-GAAP Net Income ($ in millions)	$5,000	$1,551	$3,541	$5,530
Revenue ($ in millions)	$19,500	$14,800	$17,800	$20,800
Adjusted Free Cash Flow ($ in millions)	$3,700	$410	$2,100	$3,790

*Performance goals are assessed at year-end

The performance levels (threshold, target and maximum) for the first half and second half of fiscal 2025 financial performance measures were established by the Compensation Committee in February 2025 and August 2025, respectively, in each case in consultation with senior management. The performance levels were structured using our 2025 operating plan as a benchmark to align with our financial objectives for the fiscal periods, taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2025.

These targets were determined by the Compensation Committee to be appropriately aggressive relative to our internal financial targets to ensure they are challenging to meet. The threshold and maximum levels for each financial measure was determined by the Compensation Committee to provide for appropriate payout above or below target. We must outperform relative to our expectations for the year to achieve target performance under the EIP. For each performance measure, the level of performance required increases at a fixed rate between each performance level.

Strategic Milestones

For the Strategic Milestones, which account for 30% of the EIP Performance Factor (subject to possible adjustment as described above), the Compensation Committee selected (a) new product tape outs and launches tied to specified internal targeted delivery dates, (b) achievement of various commercial/operations milestones, and (c) sales and culture metrics. Each of the specific Strategic Milestones is highly confidential information so we try to balance that with giving our stockholders transparency. Providing our specific milestones would give competitors a greater sense of our internal goals, milestones, strategy, and timelines. Disclosure would allow our competitors to adjust their own strategy in a way that would cause us irreparable competitive harm in the highly competitive semiconductor industry. When approved, the Compensation Committee believed that each Strategic Milestone was challenging, yet reasonably achievable.

Based on our performance relative to the Financial Performance Targets and Strategic Milestones, the fiscal 2025 EIP reached 121% achievement.

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Compensation Discussion and Analysis (continued)

Individual Performance Factor

For fiscal 2025, the Compensation Committee reviewed individual performance based on achievement of objective measures and goals in the areas of execution, leadership, and innovation/strategic planning (the “Individual Performance Factor”). At the end of fiscal 2025, our Chief Executive Officer assessed each participating Named Executive Officer’s performance, except her own, and made bonus recommendations to the Compensation Committee for each of them. The Compensation Committee then considered the Chief Executive Officer’s individual performance reviews and bonus recommendations, and independently assessed the Company’s performance and the individual performance of the Chief Executive Officer and each of the other participating Named Executive Officers to determine the Individual Performance Factor. After consideration of the factors above, the Compensation Committee determined to award each participating Named Executive Officer an Individual Performance Factor of 1.0 to reflect the leadership and continued execution that contributed to the Company delivering strong performance across all businesses, including record annual revenue in 2025.

Based on its assessment of each of these factors and considering the Company’s strong performance relative to our aggressive Financial Performance Targets and Strategic Milestones, the Compensation Committee approved fiscal 2025 annual cash performance bonuses under the EIP for the Named Executive Officers as set forth below:

	2025 EIP Bonus Calculation

Named Executive Officer	Eligible Base Salary	Target Bonus Opportunity (% of Eligible Base Salary)	EIP Performance Factor	Individual Performance Factor	EIP Bonus(1)

Lisa Su	$1,291,500	200%		1.0	$3,125,430

Jean Hu	$780,000	125%		1.0	$1,179,750

Mark Papermaster	$855,000	125%	121.0%	1.0	$1,293,187

Darren Grasby(2)	$817,736	125%		1.0	$1,236,826

Forrest Norrod	$765,000	125%		1.0	$1,157,062

(1)	The amounts reported in this column reflect the bonus amounts approved by the Compensation Committee and paid to the Named Executive Officers.
(2)	Amount shown for Mr. Grasby is total eligible base salary of £606,000 converted into U.S. dollars using the exchange rate of £1 = $1.3494 as of December 27, 2025.

The Compensation Committee reviews and certifies the level of achievement for each performance measure before any payments are made. This review and certification are generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March of such year.

Long-Term Equity Awards

We believe that long-term incentive compensation in the form of equity awards provides a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy (with the potential for larger PRSU payments and stock price appreciation for exceptional performance). The Compensation Committee also believes that utilizing time-based equity incentives for a portion of our long-term equity awards is essential in promoting executive retention.

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Compensation Discussion and Analysis
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2025 Annual Equity Awards
On June 27, 2025, the Compensation Committee and, in Dr. Su’s case, the non-management
members of our Board, approved the following aggregate intended target values and annual equity awards under our 2023 Plan, each of which was granted to the listed Named Executive Officer on August 15, 2025:

Named Executive Officer	PRSUs (Target # of Shares)	Time-Based RSUs	Time-Based Stock Options	Aggregate Intended Target Value (1)

Lisa Su	151,283	—	102,516	$33,000,000

Jean Hu	31,173	10,391	21,124	$8,500,000

Mark Papermaster	36,674	12,224	24,852	$10,000,000

Darren Grasby	25,672	8,557	17,396	$7,000,000

Forrest Norrod	29,339	9,779	19,881	$8,000,000

(1)
Amounts reflect intended target value as approved in June 2025. The amounts reported in the 2025 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of these awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.

(2)
Amounts shown for Mr. Grasby do not include his
one-time
promotion and retention equity award of 21,253 PRSUs and 21,253 time-based RSUs that were granted to him on February 15, 2025. For a discussion of this award, see “—Grasby Promotion and Retention Award” below.

As reflected in the table above, the aggregate intended target value of Dr. Su’s 2025 annual long-term equity award was converted into a mix of 75% PRSUs and 25% stock options using a conversion price of $163.60 (i.e., the average closing price of our common stock over the 30 trading-day
period ending on August 15, 2025, the 2025 annual program’s grant date) (the “Conversion Price”), and, for the stock options, also using an additional factor of 49.19% that correlates to the Black-Scholes value we use for accounting purposes. For the other Named Executive Officers, their respective aggregate intended target values were converted into a mix of 60% PRSUs, 20% time-based RSUs and 20% stock options using the same Conversion Price and Black-Scholes correlation value as for our CEO.
The accounting values of these awards differ from the aggregate intended target values reported in the table above for various reasons, including: (a) the grant date closing price of our common stock (which is used in determining the accounting values) was higher than the Conversion Price, and (b) each target PRSU has an accounting value that is approximately 155% of the fair market value of the underlying share of our common stock.
In approving the aggregate intended target value of each Named Executive Officer’s 2025 annual long-term equity award, the Compensation Committee (the non-management
members of our Board for Dr. Su) considered our executive retention objectives and continuity within senior management and the following high-level corporate goals: achieve fiscal 2025 financial results, execute industry-leading roadmap and meet customer commitments. The achievement of these high-level goals drive our overall company business strategy and, correspondingly, the attainment of the performance objectives in our long-term incentive compensation program.
It also reviewed data showing the market-competitive award levels based on the 2025 Executive Compensation Peer Group, the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings, and the projected accounting cost of the awards based on information available as of May 13, 2025. Additionally, the Compensation Committee (the
non-management
members of our Board for Dr. Su) considered the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings.
2025 Annual PRSU Awards.
The 2025 annual PRSU awards (the “2025 Annual PRSUs”) provide for a payout that will range from 0% to 250% of the target number of shares of our common stock subject to the award. The actual number of shares earned by each Named Executive Officer will be calculated as follows:

•
Each Named Executive Officer will earn between 0% and 200% of his or her target number of shares (the “Initial Earned Shares”) depending on the TSR of our stock compared to other constituents of the S&P 500 Index over the period (the “Performance Period”) beginning August 15, 2025 and ending August 15, 2028 (or, if earlier, the date of a change of control), measured on a percentile rank basis. If

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the return on our stock price during the Performance Period is negative, the Initial Earned Shares are capped at 100% of the target number of shares even if we exceed our relative TSR performance goal. Upon completion of its annual review of our program design, the Compensation Committee determined to change the measurement methodology for 2025 – from a comparison of our TSR performance relative to the performance of the S&P 500 index to a percentile rank approach. It did so because a percentile rank approach avoids oversensitivity to the performance of a small number of heavily weighted components of the index, particularly in the scenario where those index components significantly over- or under-perform other components of the Index.

•
For this purpose, the TSR is measured based on the average closing sales price of our Company’s stock for the
60-trading
day period ending on (and including) each of (a) August 15, 2025, and (y) the last day of the Performance Period, accounting for reinvestment of dividends. PRSUs may be earned as follows:

AMD’s TSR Percentile Rank Compared to the S&P 500 Index	PRSUs Earned (% of Target # of Shares) (1)

75 th percentile or higher	200%

50 th percentile	100%

25 th percentile	25%

Below 25 th percentile	0%

(1)	Results between the performance levels will be linearly interpolated.

•
In alignment with our long-term growth strategy, we used EPS growth as an upside modifier to the award. If we meet or exceed challenging pre-established
non-GAAP
EPS growth targets from our 2025 fiscal year to our 2027 fiscal year, award payouts will be increased to 125% or 150% of each Named Executive Officer’s Initial Earned Shares (if applicable, the “Adjusted Earned Shares”). In no event, however, will the Named Executive Officer’s Adjusted Earned Shares exceed 250% of his or her target number of shares.

Any PRSUs that are earned will generally be settled on the later of August 22, 2028, or the date following the Compensation Committee’s certification of our performance achievement. Each Named Executive Officer must be continuously employed through the last day of the Performance Period to receive his or her earned shares, except to the extent an event triggers accelerated vesting of the 2025 Annual PRSUs under the terms of his or her employment or other agreement, as applicable.
Stock Options
. Stock options are intended to align the interests of our Named Executive Officers with the interests of our stockholders because they will not realize any financial benefit from these awards unless our stock price increases above the exercise price over the seven-year option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date, which was $177.51 per share. The stock options vest (and become exercisable) as to one-fourth
of the underlying shares on each of August 15, 2026, and then quarterly thereafter until August 15, 2029, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date, subject to earlier expiration if the Named Executive Officer’s employment with us terminates.
RSUs
. RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vesting. All of the RSUs granted to our Named Executive Officers in 2025 vest as to one-fourth
of the underlying shares on each of August 15, 2026, and thereafter quarterly until August 15, 2029, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise).

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Compensation Discussion and Analysis
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2022 PRSUs – Performance Results
The annual PRSUs that were granted to each of our Named Executive Officers on August 9, 2022 (the “2022 PRSUs”) became earned and settled in August 2025 at 96.84% of target. The Compensation Committee certified achievement at 96.84% of target as a result of our (a) TSR underperforming the total shareholder return of the S&P 500 Index by 1.58% over the three-year performance period that began August 9, 2022 and ended August 9, 2025, and (b) achievement of fiscal 2024 non-GAAP
earnings per share
(“Non-GAAP
EPS”) of $3.31, which represented less than 20% compound annual growth rate in our non-GAAP
earnings per share from our target fiscal 2022
Non-GAAP
EPS of $4.21.
Grasby Promotion and Retention Equity Award
In February 2025, Mr. Grasby was granted a promotion and retention equity award having a target value of $5 million. The award was in recognition of his promotion as our Chief Sales Officer, his unique and significant contributions to driving our strong growth and momentum in key markets, and to encourage his long-term retention. The target value of the retention equity award was converted into a mix of 50% PRSUs (or a target number of 21,253 PRSUs) and 50% time-based RSUs (or 21,253 time-based RSUs), which were granted on February 15, 2025 under the terms of the 2023 Plan.
Mr. Grasby may earn between 0% and 200% of the target number PRSUs covered by this award based achievement of stock price milestones during the three-year performance period that began on February 15, 2025, and ends on February 15, 2028 (or, if earlier, the date on which a change of control occurs), subject to his continuing employment through the end of such performance period. The time-based RSUs vest in three equal annual installments on each of the first, second and third anniversaries of the grant date, subject to his continuing employment through each applicable vesting date.
Equity Award Grant Timing Practices
We have no practice or policy of coordinating or timing the release of the Company information around the grant date of our annual long-term equity awards, and we have not timed the disclosure of material non-public
information for the purposes of affecting the value of executive compensation. Our annual long-term equity awards are typically granted in July or August. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” awards are granted only on a limited basis. During fiscal 2025, we did not grant any stock options (or similar awards) to any of our Named Executive Officers during any period beginning four business days before and ending one business day after the filing of any periodic report on Form
10-Q
or Form
10-K,
or the filing or furnishing of any Form
8-K
that disclosed any material
non-public
information.
Deferred Compensation
In 2025, our U.S.-based Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA Plan”). Participation in the DIA Plan is intended to assist our Named Executive Officers in their retirement planning as well as to restore company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to AMD. Dr. Su, Ms. Hu and Mr. Papermaster participated in the DIA Plan in 2025. For further information about the DIA Plan, see the “2025 Nonqualified Deferred Compensation” table below.
Health, Welfare, Security and Other Personal Benefits (Perquisites)
In 2025, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health and welfare benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•
matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan, subject to IRS limits; and

•	patent awards, if earned.

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In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.
Our aircraft policy provides for the use of leased corporate aircraft by our Chief Executive Officer for all business flights. Our other Named Executive Officers may use leased corporate aircraft for approved business flights when a commercial flight would not be more feasible or practical. In limited circumstances, we may occasionally provide meals and allow spouses or guests to accompany a Named Executive Officer traveling for a business-related purpose and pay for other incidental expenses. For any such personal use, the Named Executive Officer is taxed on the value of this usage according to the relevant rules of the Internal Revenue Code, including, in the event an Named Executive Officer is accompanied on business travel by a guest or family member on the aircraft for personal reasons (if approved), the value of the guest’s or family member’s usage. We do not provide tax gross-ups
for the imputed income attributable to personal use. The costs related to personal use of leased corporate aircraft by our Named Executive Officers are reported as other compensation to the applicable Named Executive Officer in the “All Other Compensation” column in “2025 Summary Compensation Table” below.”
Our Board authorized a security program for Dr. Su, including certain personal security measures related to her position as our Chief Executive Officer. We do not consider these security measures, which are consistent with the findings of a third-party security assessment, to be a personal benefit to Dr. Su but rather an appropriate business expense for the benefit of the Company since they relate to the nature of her employment responsibilities, are necessary for her job performance and mitigate risks to our business. We believe the costs are reasonable, appropriate and in the best interests of our stockholders. However, in accordance with SEC guidance, we have reported the aggregate incremental costs related to personal security for Dr. Su in the “All Other Compensation” column of our “2025 Summary Compensation Table” below.
The health, welfare, security and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent. For further information regarding the limited perquisites received by our Named Executive Officers during 2025, see the “2025 Summary Compensation Table” below.
Change of Control Arrangements and Post-Employment Compensation
Change of Control Arrangements
Our Chief Executive Officer has an employment agreement that establishes her base salary and provides for annual incentive and long-term incentive awards under our approved plans (
i.e.
, the EIP and 2023 Plan). The agreement also provides for specified payments and benefits in connection with certain termination of employment events, including a qualifying termination following a change of control of AMD.
Messrs. Papermaster and Norrod are each party to a change of control agreement with us. Ms. Hu and Mr. Grasby participate in the Amended and Restated Advanced Micro Devices, Inc. Executive Severance and Change of Control Plan for Executive and Senior Vice Presidents (the “Executive Severance Plan”). These three individual agreements, together with the Executive Severance Plan, set forth the payments and benefits that may become payable to the applicable Named Executive Officers upon specified termination events in connection with a change of control.
The Compensation Committee believes that these arrangements support continuity of leadership in the event of a potential change of control and are intended to facilitate an orderly leadership transition following such a transaction. The Compensation Committee also believes that these arrangements allow Named Executive Officers to carry out the directives of our Board of Directors without undue concern regarding the potential impact of a change of control on their employment.
We do not provide tax gross ups in connection with terminations, including terminations in the event of a change of control.
Double-Trigger Requirement for Change of Control Benefits
Under the terms and conditions of the above-described change of control arrangements, the applicable Named Executive Officer is eligible to receive certain specified payments and benefits only if (a) a “change of control”

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of AMD occurs and (b) the Named Executive Officer experiences an involuntary termination of employment or a constructive discharge within two years following the change of control (a “double-trigger” arrangement). The Compensation Committee believes this structure appropriately balances our executive retention and incentive objectives while avoiding windfall payments to executives who continue employment with the acquiring entity following a change of control.
For a detailed description of these arrangements with our Named Executive Officers, including a description of the triggering events, the form of benefits provided, and an estimate of the amounts payable under such arrangements as of the last day of fiscal 2025, see the “Severance, Retirement, and Change of Control Arrangements” section.
Severance and Separation Benefits Outside of a Change of Control
Dr. Su’s employment agreement provides for certain specified payments and benefits in the event that her employment is involuntarily terminated outside of a change of control. The Compensation Committee believes that the severance payable to Dr. Su in these circumstances is reasonable and competitive and provides transition assistance in the event of her involuntary termination of employment, with the goal of keeping her focused on our business.
Our other Named Executive Officers are eligible to receive severance payments and benefits outside of a change of control context under our Executive Severance Plan. The severance payments and benefits available under our Executive Severance Plan are designed to provide consistent treatment for our senior executives (other than the Chief Executive Officer) upon an involuntary termination of employment and to offer transition assistance under such circumstances. The Compensation Committee believes that the Executive Severance Plan provides meaningful protections that support our objectives of attracting and retaining senior executive talent.
For a detailed description of these post-employment compensation arrangements, including eligibility conditions and an estimate of the amounts payable as of the last day of fiscal 2025, see the “Severance, Retirement, and Change of Control Arrangements” section.
Executive Retirement Plan
Each of our Named Executive Officers participates in our Executive Retirement Plan. The Executive Retirement Plan is designed to formally document and standardize our approach to honoring retiring key employees who have had an exceptional impact over the course of their tenure. A Named Executive Officer is eligible to retire under the Executive Retirement Plan upon attainment of (a) age 65 with at least 5 years of service or (b) age 60 with at least 10 years of service. To receive benefits under the Executive Retirement Plan, the eligible executive must provide advanced notice of retirement and agree to continue employment for up to 12 months following such notice and execute and not revoke a waiver and release of claims.
For further information regarding the Executive Retirement Plan, including a description of the benefits provided, see the “Severance, Retirement, and Change of Control Arrangements” section beginning on page 74.
Other Compensation Policies
Compensation Recovery (“Clawback”) Rights
Our compensation recovery (“clawback”) policy is in compliance with the listing standards of Nasdaq. In the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. securities law, the policy provides that we will recoup compensation from each current or former executive officer who, during the three-year period preceding the date on which a restatement is required, received compensation from incentive awards based on the erroneous financial data that exceeds the amount of incentive-based compensation the executive would have received based on the restatement. The Compensation Committee has sole discretion to determine how to seek recovery under the policy and may forgo recovery if it determines that recovery would be impracticable and either the cost of recovery would exceed the amount sought to be recovered, or that recovery would violate a home-country law that was adopted prior to November 28, 2022, or would cause an otherwise tax-qualified
retirement plan broadly available to our employees to fail to meet applicable tax qualification requirements.
In addition, our Global Code of Conduct provides that we may pursue any remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees

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in the event of such individual’s direct involvement with fraud, misconduct or gross negligence which contributes to an accounting restatement as a result of our material noncompliance with any financial reporting laws.
Finally, the award agreement for each stock option, RSU, and PRSU granted to an employee at or above the level of senior vice president (which includes our Named Executive Officers) includes a clawback provision. The clawback provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting requirement under the federal securities laws. The clawback does not apply to any award granted more than 18 months before the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, (a) with respect to awards granted in and after August 2015, we may recoup the award if the recipient violates the non-competition,
non-solicitation
or confidentiality terms of the award agreement as permitted under applicable law, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material, and (b) with respect to awards granted after May 2019, we may recoup the award if the recipient engages in certain workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) or a criminal act involving moral turpitude. The Compensation Committee may exercise these clawback rights by cancellation, forfeiture, repayment or disgorgement of any profits realized by the employee from the sale of our securities.
Stock Ownership Requirements
Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.
These requirements provide that on or before the Ownership Achievement Date (as defined below), our Chief Executive Officer should attain an investment position in our common stock equal to six times her then-current annual base salary, and our other Named Executive Officers should attain an investment position in our common stock equal to three times their then-current annual base salaries.
Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by a Named Executive Officer.
The “Ownership Achievement Date” is the later of August 7, 2025, or five years from first appointment as an executive officer. Until the guideline is achieved, each Named Executive Officer is encouraged to retain at least 10% of the net shares obtained through our stock incentive plans. For this purpose, the “net shares” are the number of shares received from the exercise of stock options or the vesting of restricted stock or RSU awards, less the number of shares the Named Executive Officer sells to cover the exercise price of stock options or sells or has withheld to pay taxes.
As of December 27, 2025, each of our Named Executive Officers had satisfied his or her applicable stock ownership requirement or has time remaining to do so.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (“Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While the Compensation Committee may consider the deductibility of awards as one factor in determining our executive compensation, it also considers other factors in making its executive compensation decisions and retains the flexibility to grant awards or pay compensation the Compensation Committee determines to be consistent with its goals for our executive compensation program, even if the awards may not be deductible for tax purposes.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE REPORT

The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2025.

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE

Michael P. Gregoire, Chair

Abhi Y. Talwalkar

Elizabeth W. Vanderslice

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RISK ANALYSIS OF OUR COMPENSATION POLICIES AND PRACTICES

In March 2026, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, 2023 Annual Incentive Plan (“Annual Incentive Plan”), Long-Term Incentive Program (“LTI”), Sales Incentive Plan and 2023 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•

Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Program have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid; (ii) the performance goals being aligned with our business objectives and being quantitative financial measures; (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee; (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts; (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers; and (vi) the incentive opportunities being capped;

•

Although the grant of equity awards under the 2023 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of long-term stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options; (ii) three-year vesting and performance period for PRSUs; (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities; and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented clawback provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2025, 2024 and 2023, the compensation for our Named Executive Officers. For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—Fiscal 2025 Compensation Elements.”

2025 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Lisa T. Su

Chair, President and Chief Executive Officer	2025	1,291,258	—	41,669,390	8,951,513	3,125,430	124,188	55,161,779
	2024	1,230,000	—	21,699,384	6,234,410	1,776,120	56,478	30,996,392
	2023	1,200,000	—	21,848,258	5,838,512	1,432,800	28,711	30,348,281

Jean Hu

Executive Vice President, Chief Financial Officer and Treasurer	2025	779,846	—	10,430,798	1,844,510	1,179,750	17,046	14,251,950
	2024	742,500	—	6,233,572	1,391,191	670,106	16,821	9,054,190
	2023	683,173	2,000,000	28,146,669	1,459,601	507,968	16,458	32,813,869

Darren Grasby(6)

Executive Vice President, Chief Sales Officer and President EMEA	2025	828,148	—	14,481,805	1,518,987	1,236,826	115,928	18,181,694

Forrest Norrod

Executive Vice President and General Manager, Data Center Solutions Business	2025	764,885	—	9,817,004	1,735,973	1,157,062	17,130	13,492,054
	2024	730,000	—	5,454,236	1,217,301	658,825	39,408	8,099,770
	2023	693,462	—	13,258,106	1,264,991	518,644	15,438	15,750,641

Mark Papermaster

Executive Vice President and Chief Technology Officer, Technology and Engineering	2025	854,885	—	12,271,369	2,170,032	1,293,187	17,383	16,606,856
	2024	820,000	—	7,791,820	1,739,040	740,050	134,312	11,225,222
	2023	787,500	—	8,306,007	1,751,543	587,672	16,780	11,449,502

(1)

Amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to herein as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For fiscal 2025, the amounts shown include the grant date fair value of the PRSUs awarded in fiscal 2025 to each Named Executive Officer as set forth in the table below. The grant date fair value of the PRSUs is calculated by an outside professional valuation consultant using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718.

The aggregate accounting values of the PRSUs granted to our Named Executive Officers in fiscal 2025 are as follows:

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (100%) (#)	Shares Underlying PRSUs at Maximum (200%/250%) (#)	Grant Date Fair Value ($)

Lisa T. Su	8/15/2025	151,283	378,207	41,669,390

Jean Hu	8/15/2025	31,173	77,932	8,586,291

Darren Grasby	8/15/2025	25,672	64,180	7,071,096
	2/15/2025	21,253	42,506	3,488,042

Forrest Norrod	8/15/2025	29,339	73,347	8,081,134

Mark Papermaster	8/15/2025	36,674	91,685	10,101,487

In accordance with Instruction 3 to Item 402(c)(2)(v), assuming that the highest level of performance conditions of the PRSUs granted to our Named Executive Officers in fiscal 2025 will be achieved, the maximum possible value of the PRSUs, using our stock price on the grant date of the PRSUs, is: $67,135,525 for Dr. Su; $13,833,709 for Ms. Hu; $16,200,021 for Mr. Grasby; $13,019,826 for Mr. Norrod; and $16,275,004 for Mr. Papermaster.

(2)

Amounts shown in this column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, the amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718. For a

66	ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

2025 Summary Compensation Table (continued)

discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report.
(3)

Amounts represent cash performance bonuses paid under the EIP for fiscal 2025. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Elements—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.

(4)	The following table sets forth the components of the amounts presented in the All Other Compensation column for fiscal 2025:

Named Executive Officer	Matching Contributions to 401(k) ($)*	Life Insurance Premiums Paid By Company ($)	Other ($)(5)	Total ($)

Lisa T. Su	15,750	1,944	106,494	124,188

Jean Hu	15,750	1,296	—	17,046

Darren Grasby	81,048	2,342	32,538	115,928

Forrest Norrod	15,750	1,380	—	17,130

Mark Papermaster	15,750	1,633	—	17,383

*	For Mr. Grasby, represents Company contributions into the Company’s defined contribution pension plan in the United Kingdom.

(5)

For Dr. Su, the amount reflects (a) aggregate incremental costs for personal security services in the total amount of $39,788, (b) aggregate incremental cost of personal guests travelling on Company aircraft for business trips in the total amount of $1,614 and (c) direct cost of other personal expenses for guests in connection with business-related travel to sales events where the presence of spouses/partners was requested by us in the total amount of $65,092. We do not consider security expenses for Dr. Su to be personal benefits, rather an appropriate expense for our benefit. For more information, see “Compensation Discussion and Analysis—Fiscal 2025 Compensation Elements—Health, Welfare, Security and Other Personal Benefits (Perquisites)” above. For Mr. Grasby, the amount reflects (a) direct cost of a car allowance in the United Kingdom in the total amount of $15,383 and (b) direct cost of other personal expenses for a guest in connection with business-related travel to a sales event where the presence of spouses/partners was requested by us in the total amount of $17,155.

(6)

Mr. Grasby was not a named executive officer in fiscal 2024 and 2023. Cash amounts received by Mr. Grasby are paid in British pounds. Amounts represented for Mr. Grasby are based on an exchange rate of $1.3494 U.S. dollars per British pound, which was the exchange rate as of December 27, 2025.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 27, 2025. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Lisa T. Su

							16,221	(2)	3,487,353

										396,405	(3)	85,223,111

										236,816	(4)	50,913,072

										302,566	(5)	65,048,664

	120,642	(6)	—		84.85	8/9/2027

	112,029	(7)	—		107.58	8/9/2028

	104,829	(8)	34,943		95.54	8/9/2029

	53,236	(9)	53,238		110.47	8/9/2030

	22,793	(10)	68,380		134.27	8/9/2031

	—	(11)	102,516		177.51	8/15/2032

Jean Hu

							30,788	(12)	6,619,112

							6,607	(13)	1,420,439

							7,772	(14)	1,670,902

							10,391	(15)	2,233,961

										131,942	(16)	28,366,211

										99,100	(3)	21,305,509

										52,846	(4)	11,361,362

										62,346	(5)	13,403,767

	13,308	(9)	13,310		110.47	8/9/2030

	5,086	(10)	15,259		134.27	8/9/2031

	—	(11)	21,124		177.51	8/15/2032

Darren Grasby

							4,345	(2)	934,131

							3,886	(14)	835,451

							21,253	(19)	4,569,182

							8,557	(15)	1,839,669	44,045	(3)	9,469,235

										26,423	(4)	5,680,681

										42,506	(20)	9,138,365

										51,344	(5)	11,038,447

	24,376	(7)	—		107.58	8/9/2028

	28,079	(8)	9,360		95.54	8/9/2029

	2,543	(10)	7,629		134.27	8/9/2031

	—	(11)	17,396		177.51	8/15/2032

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2025 Fiscal Year-End (continued)

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Forrest Norrod

							3,476	(2)	747,305

							10,996	(17)	2,364,030

							5,726	(13)	1,231,033

							6,800	(14)	1,461,932

							9,779	(15)	2,102,387	65,970	(16)	14,182,890

										85,887	(3)	18,464,846

										46,240	(4)	9,941,138

										58,678	(5)	12,615,183

	16,437	(18)	—		34.19	8/9/2026

	21,784	(6)	—		84.85	8/9/2027

	20,720	(7)	—		107.58	8/9/2028

	22,463	(8)	7,488		95.54	8/9/2029

	11,534	(9)	11,535		110.47	8/9/2030

	4,450	(10)	13,352		134.27	8/9/2031

	—	(11)	19,881		177.51	8/15/2032

Mark D. Papermaster

							5,431	(2)	1,167,611

							7,928	(13)	1,704,441

							9,714	(14)	2,088,413

							12,224	(15)	2,628,038

										118,920	(3)	25,566,611

										66,056	(4)	14,201,379

										73,348	(5)	15,769,087

	31,369	(6)	—		84.85	8/9/2027

	35,041	(7)	—		107.58	8/9/2028

	35,098	(8)	11,700		95.54	8/9/2029

	15,970	(9)	15,972		110.47	8/9/2030

	6,358	(10)	19,074		134.27	8/9/2031

	—	(11)	24,852		177.51	8/15/2032

(1)

The dollar value of these awards is calculated by multiplying the number of units by $214.99 per share, the last reported sales price of our common stock on December 26, 2025, the last trading day of fiscal 2025.

(2)	This RSU award vested 25% on each of August 9, 2023, 2024 and 2025 and 25% will vest on August 9, 2026, subject to continued service.
(3)

Amount reflects estimated PRSU achievement based on performance status as of December 27, 2025 (250% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2026. Vested PRSUs will generally be settled on the later of August 15, 2026, or the date following the Compensation Committee’s certification of performance.

(4)

Amount reflects estimated PRSU achievement based on performance status as of December 27, 2025 (170% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2027. Vested PRSUs will generally be settled on the later of August 15, 2027, or the date following the Compensation Committee’s certification of performance.

(5)

Amount reflects estimated PRSU achievement based on performance status as of December 27, 2025 (200% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 15, 2028. Vested PRSUs will generally be settled on the later of August 22, 2028, or the date following the Compensation Committee’s certification of performance.

(6)	This option vested 33 1/3% on each of August 9, 2021, 2022, and 2023.
(7)	This option vested 33 1/3% on each of August 9, 2022, 2023, and 2024.
(8)	This option vested 25% on each of August 9, 2023, 2024, and 2025 and will vest 25% on August 9, 2026, subject to continued service.
(9)	This option vested 25% on each of August 9, 2024, and 2025 and will vest 25% on August 9, 2026 and 2027, subject to continued service.
(10)	This option vested 25% on August 9, 2025 and will vest 25% on each of August 9, 2026, 2027 and 2028, subject to continued service.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2025 Fiscal Year-End (continued)

(11)	This option will vest 25% on the first anniversary of the grant date, August 15, 2026, with an additional 6.25% vesting quarterly thereafter, subject to continued service.
(12)	This RSU award vested 33 1/3% on each of February 15, 2024 and 2025 and 33 1/3% will vest on February 15, 2026, subject to continued service.
(13)	This RSU award vested 25% on each of August 9, 2024 and 2025 and will vest 25% on each of August 9, 2026 and 2027, subject to continued service.
(14)	This RSU award vested 25% on August 9, 2025 and will vest 25% on each of August 9, 2026, 2027 and 2028, subject to continued service.
(15)	This RSU award will vest 25% on August 15, 2026, with 6.25% vesting quarterly thereafter, subject to continued service.
(16)

Amount reflects estimated PRSU achievement based on performance status as of December 27, 2025 (200% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three year period ending February 15, 2026. Vested PRSUs will generally be settled on the later of February 15, 2026 or the date following the Compensation Committee’s certification of performance.

(17)	This RSU award vested 33 1/3% on each of February 15, 2024 and 2025 and 33 1/3% will vest on February 15, 2026, subject to continued service.
(18)	This option vested 33 1/3% on each of August 9, 2020, 2021, and 2022.
(19)	This RSU award will vest 33 1/3% on each of February 15, 2026, 2027, and 2028, subject to continued service.
(20)

Amount reflects estimated PRSU achievement based on performance status as of December 27, 2025 (200% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three year period ending February 15, 2028. Vested PRSUs will generally be settled on the later of February 15, 2028 or the date following the Compensation Committee’s certification of performance.

70	ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2025

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Plan Name	Grant Date	Compensation Committee Action Date	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)

Lisa T. Su
EIP			—	2,583,000	5,166,000
2023 Plan	8/15/2025	6/27/2025					151,283	378,207				41,669,390
2023 Plan	8/15/2025	6/27/2025								102,516	177.51	8,951,513
Jean Hu
EIP			—	975,000	1,950,000
2023 Plan	8/15/2025	6/27/2025					31,173	77,932				8,586,291
2023 Plan	8/15/2025	6/27/2025							10,391			1,844,506
2023 Plan	8/15/2025	6/27/2025								21,124	177.51	1,844,510
Darren Grasby
EIP			—	1,022,170	2,044,340
2023 Plan	8/15/2025	6/27/2025					25,672	64,180				7,071,096
2023 Plan	8/15/2025	6/27/2025							8,557			1,518,953
2023 Plan	8/15/2025	6/27/2025								17,396	177.51	1,518,987
2023 Plan	2/15/2025	1/23/2025					21,253	42,506				3,488,042
2023 Plan	2/15/2025	1/23/2025							21,253			2,403,714
Forrest Norrod
EIP			—	956,250	1,912,500
2023 Plan	8/15/2025	6/27/2025					29,339	73,347				8,081,134
2023 Plan	8/15/2025	6/27/2025							9,779			1,735,870
2023 Plan	8/15/2025	6/27/2025								19,881	177.51	1,735,973
Mark Papermaster
EIP			—	1,068,750	2,137,500
2023 Plan	8/15/2025	6/27/2025				—	36,674	91,685				10,101,487
2023 Plan	8/15/2025	6/27/2025							12,224			2,169,882
2023 Plan	8/15/2025	6/27/2025								24,852	177.51	2,170,032

(1)

Amounts represent the estimated cash performance bonuses payable under the EIP for fiscal 2025. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2025 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2025 Summary Compensation Table” above.

(2)

Amounts represent PRSUs. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Elements—Long-Term Equity Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above for a description of the PRSU vesting schedules.

(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above for a description of the RSU vesting schedules.
(4)

Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.

(5)

Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2025

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Lisa T. Su	224,727	29,165,564	141,884	25,108,779

Jean Hu	—	—	36,679	4,499,971

Darren Grasby	—	—	56,917	9,992,861

Forrest Norrod	16,400	2,639,673	46,527	7,509,946

Mark Papermaster	173,006	21,492,850	54,708	9,651,210

(1)	Value is the closing trading price of our common stock on the date of vesting multiplied by the number of vested shares.

72	ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

2025 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who had accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in 2025. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Lisa T. Su	—	—	201,228	—	1,440,520

Jean Hu	—	—	12,273	—	75,814

Mark Papermaster	—	—	6,066	—	47,747

(1)	Amount is included in the “Salary” column for fiscal 2025 of the “2025 Summary Compensation Table” above.
(2)

Represents the net amounts debited from the DIA accounts of Dr. Su, Ms. Hu and Mr. Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2025 Summary Compensation Table” above.

(3)	Other than executive contributions in the fiscal year, no other aggregate amounts were reported as compensation for the Named Executive Officers in 2025, 2024 and 2023.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For 2025, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2025, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For 2025, the investment return credited to Dr. Su’s, Ms. Hu’s, and Mr. Papermaster’s DIA accounts was 16.2%, 19.3% and 14.4%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate gain or loss in fiscal 2025 and dividing it by the aggregate balance as of the beginning of fiscal 2025.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

SEVERANCE, RETIREMENT AND CHANGE OF CONTROL ARRANGEMENTS

Overview

Our severance, change of control, and retirement arrangements are designed to attract and retain executive talent, provide continuity of leadership, and align executive incentives with stockholder interests during periods of transition. These arrangements apply to our Named Executive Officers and consist of:

•	An individual employment agreement with our Chief Executive Officer, Dr. Lisa Su;

•	The Executive Severance Plan, applicable to our other Named Executive Officers, subject to certain exceptions;

•	Separate change of control agreements with Messrs. Papermaster and Norrod; and

•	The Executive Retirement Plan.

Each arrangement provides for specified payments and benefits upon certain termination events, including following a change of control, subject to the applicable Named Executive Officer’s execution and non-revocation of a customary release of claims.

Dr. Su’s Employment Agreement. Pursuant to Dr. Su’s at-will employment agreement which sets forth Dr. Su’s duties and obligations as our Chief Executive Officer (the “Su Employment Agreement”), Dr. Su’s employment may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any then-unvested equity awards. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary;

•

We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP, based on actual performance for the year of termination and paid at the time annual bonuses are paid to other executives; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our change of control (as defined in the Su Employment Agreement) and 24 months after such change of control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•

All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all such equity awards then-outstanding that are subject to performance-based vesting condition will be deemed achieved at the target levels set forth in the applicable award agreement;

•

We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

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•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 per month for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change of control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Severance Plan for Executive and Senior Vice Presidents. Each Named Executive Officer other than Dr. Su participates in the Executive Severance Plan, except that Messrs. Papermaster and Norrod do not participate in the change of control component of the plan and instead are covered by separate change of control agreements.

Regular Severance (No Change of Control). Each of our Named Executive Officers other than Dr. Su participate in the “regular” severance component of our Executive Severance Plan. Under this component of the Executive Severance Plan, a participant who (i) incurs an Involuntary Termination (defined below) outside of the two (2)-year period following a change of control (the “Change of Control Period”) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution and non-revocation of a full release of claims following such termination:

•	A lump-sum cash payment to the participant in an amount equal to 12 months of base salary.

•	Payment of applicable COBRA premiums for continuation coverage under our group medical and dental plans for up to twelve (12) months.

•	Continued use of our Employee Assistance Plan for up to 12 months.

•

Accelerated vesting of each RSU held by the participant on the date of his or her Involuntary Termination that was granted on or after February 3, 2025, and is scheduled to vest within twelve (12) months following the date of Involuntary Termination.

•

Accelerated vesting of outstanding PRSUs held by the participant on the date of his or her Involuntary Termination, based on the lower of actual performance or “target” performance, if such PRSUs were (i) granted on or after February 3, 2025, and more than one year before the participant’s termination date, and (ii) are subject to a performance period that is scheduled to end within twelve (12) months following the date of the participant’s Involuntary Termination.

•

Each outstanding stock option held by the participant on the date of his or her termination that was granted on or after February 3, 2025, that is scheduled to vest and become exercisable within twelve months following the date of his or her involuntary termination will become fully vested and exercisable. In addition, each of the participant’s outstanding stock options that is vested and exercisable on the date of the participant’s Involuntary Termination may be exercised by the participant until the earlier of one (1) year following the date of termination or the stock option’s scheduled expiration date.

Change of Control Severance. Each of our Named Executive Officers, other than Dr. Su and Messrs. Papermaster and Norrod, participate in the “change of control” severance component of our Executive Severance Plan. Under the terms of the Executive Severance Plan, a participant who (i) incurs an Involuntary Termination (defined below) during a Change of Control Period, (ii) is not offered a job with one of our affiliates or a successor of us (unless such job offer would constitute a constructive termination (as defined in the Executive Severance Plan)), and (iii) is an executive officer of AMD within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended, will be entitled to the following benefits, subject to the participant’s execution and non-revocation of a full release of claims following such termination:

•

A lump-sum cash payment to the participant in an amount equal to the sum of (a) 24 months of base salary and (b) two (2) times the participant’s target annual bonus for the year in which the termination occurs.

•

Payment of an amount equal the participant’s target annual bonus under the EIP or Annual Incentive Plan (or any successor plan), as applicable, prorated based on the date of the participant’s Involuntary Termination.

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•

Payment of up to $4,000 for personal financial planning and tax planning services for twelve (12) months following the date of termination, paid directly to the participant or as reimbursement at the discretion of AMD.

•	Payment of applicable COBRA premiums for continuation coverage under our group medical and dental plans for up to twelve (12) months, grossed up for applicable taxes.

•	Accelerated vesting of each RSU held by the participant on the date of his or her Involuntary Termination.

•

Accelerated vesting of any PRSUs that remain outstanding or are granted following the change of control and held by the participant on the date of his or her Involuntary Termination, based on the lower of actual performance or “target” performance.

•

Each outstanding stock option held by the participant on the date of his or her Involuntary Termination will become fully vested and exercisable. In addition, each of the participant’s outstanding stock options that is vested and exercisable on the date of the participant’s Involuntary Termination may be exercised by the participant until the earlier of one (1) year following the date of termination or the stock option’s scheduled expiration date.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits (whether “regular” or “change of control” severance) if we re-employ a participant during the 12 months following receipt of a severance payment under the Executive Severance Plan.

For purposes of the Executive Severance Plan, an “Involuntary Termination” means (i) a termination of the participant’s employment at any time other than (a) for cause (as defined in the Executive Severance Plan), (b) a result of a disability or death, or (c) through automatic termination due to an extended leave of absence and (ii) solely a during a Change of Control Period, the participant’s resignation for constructive termination (as defined in the Executive Severance Plan).

The Executive Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change of control agreement may not also receive severance benefits under the Executive Severance Plan. In other words, a participant may not collect severance benefits under the Executive Severance Plan if he or she receives benefits under a change of control agreement with us.

Although we expect to maintain the Executive Severance Plan indefinitely, we may amend, modify or terminate the Executive Severance Plan at any time. Therefore, severance benefits under the Executive Severance Plan are not guaranteed and may be eliminated in the future. The form of release agreement used under our Executive Severance Plan includes a customary non-disparagement agreement and a one-year employee non-solicitation agreement.

Change of Control Agreements. Messrs. Papermaster and Norrod were each covered by a Change of Control agreement as of the end of 2025. These change of control agreements are designed to encourage their continued services in the event of a change of control, which generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•

a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

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The change of control agreements provide that, if within two years after a change of control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•

a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change of control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

•

12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change of control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change of control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Retirement Plan. All Named Executive Officers are eligible to participate in the Executive Retirement Plan; however, only Messrs. Papermaster and Norrod currently satisfy the age and service requirements. Upon qualifying retirement following a required notice and transition period, eligible executives receive:

•	12 months of vesting acceleration for time-based RSUs and stock options (applies only to RSUs and stock options granted after March 26, 2025);

•	12 months following retirement date to exercise vested stock options (provided that the exercise period may not extend beyond the scheduled expiration date of stock option);

•	Acceleration of vesting for PRSUs granted after March 26, 2025, and one (1) year or more before the retirement date, pro-rated at “target” for time worked in each performance period;

•	Payment of Executive Incentive Plan/Annual Incentive Plan bonus for the completed fiscal year before the retirement, if applicable and to the extent unpaid as of the retirement date; and

•	Payment by the Company of 12 months of COBRA premiums in the U.S., or similar benefit based on local norms for non-U.S. eligible executives.

Executive Incentive Plan. Our EIP generally requires that participants be employed on the date of payment of the award. If a participant’s employment ends before the date of payment of the award other than due to the participant’s involuntary employment termination for misconduct (as defined the EIP), the Compensation Committee, in its sole discretion, may pay an award to the participant for the portion of the performance period that the participant was employed, calculated as determined by the Compensation Committee.

AMD Policies. AMD does not provide excise tax gross-ups in connection with change of control arrangements and limits cash severance to no more than two times base salary plus target bonus, plus a prorated bonus for the year of termination. All current arrangements comply with these policies.

Vesting of Equity Awards

Change of Control. All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change of control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change of control, upon such termination of employment. All PRSUs

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vest to the extent the applicable performance criteria were achieved. Upon a change of control, the Compensation Committee shall determine and approve the Company’s performance with respect to the applicable performance vesting conditions as of the effective date of the change of control and the participant will be deemed to have earned that number of PRSUs, which will be converted automatically into an equal number of RSUs that will vest as of the first to occur of (i) the one-year anniversary of the change of control or (ii) the last day of the originally scheduled performance period. All remaining unearned PRSUs will be automatically forfeited without consideration. If the participant’s employment or service with the Company is involuntarily terminated for any reason (other than misconduct) after a change of control, then all such converted RSUs will become fully vested as of the date of termination.

Death. If a participant’s status as a service provider terminates due to his or her death, the participant will become fully vested in any unvested outstanding RSUs or stock options granted to the participant after May 2020. In such event, the participant’s estate or legal representative may exercise any outstanding vested stock options for a period of twelve (12) months following the date of death (or, if earlier, until the expiration date of the stock option).

With respect to PRSUs granted after May 2020 and before August 2023, if a participant ceases to be a service provider due to his or her death, the participant’s PRSUs will remain outstanding and, at the end of the applicable performance period, will be deemed earned and vested based on the actual performance results for the performance period. For PRSUs granted in or after August 2023, if a participant ceases to be a service provider due to his or her death, the participant will immediately vest in the “target” number of PRSUs.

Disability. If a participant’s status a service provider terminates due to his or her disability, the participant will automatically vest in any stock options that would have vested if the participant had remained in employment until the end of the calendar year in which the participant ceased to be a service provider. In such event, the participant or his or her legal representative may exercise any outstanding vested stock options for a period of twelve (12) months following the date of termination (or, if earlier, until the expiration date of the stock option).

Potential Payments upon Termination or Change of Control. The following table presents the amount of compensation and benefits payable to Dr. Su in the event of (i) an involuntary termination without cause or a constructive termination (without a change of control), (ii) an involuntary termination without cause or a constructive termination immediately following the consummation of a change of control, and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 27, 2025, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su. Because Dr. Su has not met the age and service requirements to qualify for benefits under the Executive Retirement Plan, no amounts are shown as payable in connection with her retirement from AMD. In the event of Dr. Su’s termination due to disability, she would be entitled to receive only (x) accelerated vesting of any unvested stock options that are otherwise scheduled to vest in the calendar year of termination (which stock options may be exercised for twelve (12) months following termination (or until the expiration date of the stock option, if earlier)) and (y) any amount under the EIP that the Compensation Committee determines, in its discretion, to award Dr. Su for the fiscal year in which her termination occurs. For this purpose and for purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $214.99, the last reported sales price of our common stock on December 26, 2025, the last trading day of our fiscal 2025.

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The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Qualifying Termination Following a Change of Control ($)		Termination Due to Death ($)

Lisa T. Su

	Severance	2,646,000	(1)	7,812,000	(2)	—

	Annual Bonus	3,125,430	(3)	2,583,000	(4)	3,125,430	(5)

	Stock Options	9,996,719	(6)	19,100,310	(7)	19,100,310	(7)

	Restricted Stock Units	37,576,597	(8)	204,372,719	(9)	100,049,896	(10)

	Health and Welfare	51,991	(11)	51,991	(11)	—

	Life Insurance	—		—		3,000,000	(12)

	Financial Planning	—		48,000	(13)	—

	Total	53,396,737		233,968,020	(14)	125,275,636

(1)	Amount represents two times Dr. Su’s base salary of $1,323,000.
(2)	Amount represents two times Dr. Su’s base salary of $1,323,000, plus two times her target annual bonus ($2,583,000) as of December 27, 2025.
(3)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP based on actual 2025 performance for the portion of the year prior to the date of termination.
(4)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.
(5)

Amount represents the pro-rata amount of Dr. Su’s annual bonus accrued under the EIP for the portion of the year prior to the date of termination. Amount shown assumes the Compensation Committee exercises its discretion under the EIP to pay Dr. Su’s pro-rated EIP bonus for 2025 based on actual performance as of December 27, 2025.

(6)

Amounts represents the value of unvested stock options outstanding as of December 27, 2025 that would have vested during the 12-month period after her termination. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(7)

Amounts shown reflect the value of stock option acceleration in the event of, as applicable, Dr. Su’s death or the occurrence of a change of control whereby our successor refuses to assume or substitute similar awards for outstanding stock options. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(8)

Amount reflects the value of unvested RSUs and PRSUs outstanding as of December 27, 2025, in each case that would have vested during the 12-month period after her termination. The number of PRSUs payable reflects achievement as of December 27, 2025, of the 2023 annual PRSU award at 250% of target. The actual number of PRSUs payable under the 2023 annual PRSU award could be lower and will not be known until August 9, 2026, the last day of the performance period.

(9)

Amount reflects the value of all unvested RSUs and PRSUs outstanding as of December 27, 2025, that would become vested upon Dr. Su’s qualifying termination immediately following the consummation of a change of control. The number of PRSUs payable reflects achievement as of December 27, 2025, at the following levels: 2023 annual PRSU award (250% of target), 2024 annual PRSU award (170% of target) and 2025 annual PRSU award (200% of target). Upon the occurrence of a change of control, the PRSUs convert into a number of time-based RSUs determined based on achievement as of the date of the change of control. These time-based RSUs would immediately vest upon Dr. Su’s qualifying termination immediately following the change of control.

(10)

Amount reflects the value of all unvested RSUs and PRSUs outstanding as of December 27, 2025, that would become vested upon Dr. Su’s death. The target number of shares under Dr. Su’s 2023, 2024 and 2025 annual PRSU awards would become vested upon Dr. Su’s death.

(11)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.
(12)	Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times Dr. Su’s base salary of $1,323,000, subject to a maximum of $3,000,000.
(13)	Pursuant to Dr. Su’s employment agreement, she is entitled to $4,000 per month in financial planning for a 12-month period following termination.
(14)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of Dr. Su’s Employment Agreement.

The following table presents the amount that would be payable to Ms. Hu and Messrs. Grasby, Papermaster and Norrod (i) under the Executive Severance Plan assuming an involuntary termination of employment without cause outside of a change of control, (ii) under the Executive Severance Plan (in the case of Ms. Hu and Mr. Grasby) or their respective change of control agreements (in the case of Messrs. Papermaster and Norrod), in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change of

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control, (iii) in the event of a separation due to death, and (iv) in the event of separation in connection with a qualifying retirement under the Executive Retirement Plan (in the case of Messrs. Papermaster and Norrod). As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 27, 2025, exclude amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. In the event of each Named Executive Officer’s termination due to disability, the Named Executive Officer would be entitled to receive only (x) accelerated vesting of any unvested stock options that are otherwise scheduled to vest in the calendar year of termination (which stock options may be exercised for twelve (12) months following termination (or until the expiration date of the stock option, if earlier)) and (y) any amount under the EIP that the Compensation Committee determines, in its discretion, to award to the Named Executive Officer for the fiscal year in which such termination occurs. For this purpose and for purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $214.99, the last reported sales price of our common stock on December 26, 2025, the last trading day of our fiscal 2025. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Qualifying Termination Following a Change of Control ($)		Termination Due to Death ($)		Termination Due to Retirement ($)

Jean Hu

	Severance	800,000	(1)	3,550,000	(2)	—		—

	Annual Bonus	1,179,750	(3)	975,000	(4)	1,179,750	(3)	—

	Stock Options	247,405	(5)	3,414,595	(6)	3,414,595	(6)	—

	Restricted Stock Units	698,073	(7)	86,314,400	(8)	62,217,891	(9)	—

	Health and Welfare	10,679	(10)	17,608	(11)	—		—

	Life Insurance	—		—		2,400,000	(12)	—

	Financial Planning	—		4,000		—		—

	Total	2,935,907		94,275,603	(13)	69,212,236		—

Darren Grasby

	Severance	829,881	(1)	3,704,103	(2)	—		—

	Annual Bonus	1,236,826	(3)	1,022,171	(4)	1,236,826	(3)	—

	Stock Options	203,741	(5)	2,385,867	(6)	2,385,867	(6)	—

	Restricted Stock Units	2,097,872	(7)	43,471,767	(8)	25,396,124	(9)	—

	Health and Welfare	—		—		—		—

	Life Insurance	—		—		2,489,643	(12)	—

	Financial Planning	—		4,000		—		—

	Total	4,368,320		50,587,908	(13)	31,508,460		—

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Name	Type of Benefit	Involuntary Termination Without Cause ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death ($)		Separation Due to Retirement ($)

Mark Papermaster

	Severance	870,000	(1)	3,877,500	(2)	—		—

	Annual Bonus	1,293,187	(3)	1,068,750	(4)	1,293,187	(3)	—

	Stock Options	291,070	(5)	5,538,065	(6)	5,538,065	(6)	291,070	(14)

	Restricted Stock Units	821,262	(7)	63,042,163	(8)	34,053,556	(9)	821,262	(15)

	Health and Welfare	22,272	(10)	36,722	(11)	—		22,272	(10)

	Life Insurance	—		—		2,610,000	(12)	—

	Financial Planning	—		4,000		—		—

	Total	3,297,791		73,567,200	(13)	43,494,808		1,134,604

Forrest Norrod

	Severance	780,000	(1)	3,472,500	(2)	—		—

	Annual Bonus	1,157,062	(3)	956,250	(4)	1,157,062	(3)	—

	Stock Options	232,863	(5)	3,922,993	(6)	3,922,993	(6)	232,863	(14)

	Restricted Stock Units	657,009	(7)	63,052,267	(8)	41,630,879	(9)	657,009	(15)

	Health and Welfare	31,102	(10)	51,281	(11)	—		31,102	(10)

	Life Insurance	—		—		2,340,000	(12)	—

	Financial Planning	—		4,000		—		—

	Total	2,858,036		71,459,291	(13)	49,050,934		920,974

(1)

Under the Executive Severance Plan, the value of the severance benefit following an involuntary termination outside of a change of control other than for cause (as defined in the Executive Severance Plan) or as a result of death or disability (as defined in the Executive Severance Plan) is equal to a single lump sum severance payment equivalent to 12 months of base pay. Amount shown for Mr. Grasby is his base salary of £615,000 converted to U.S. dollars using an exchange rate of £1 = 1.34940, which was the exchange rate reported by Bloomberg Financial as of December 26, 2025.

(2)

Under the change of control component of the Executive Severance Plan and the change of control agreements, as applicable, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change of control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. These calculations assume compensation rates as of December 27, 2025. Amount shown for Mr. Grasby is his compensation rate as of December 27, 2025, converted to U.S. dollars using an exchange rate of £1 = 1.34940, which was the exchange rate reported by Bloomberg Financial as of December 26, 2025.

(3)

Amount represents the pro-rata amount of the executive’s annual bonus accrued under the EIP for the portion of the year prior to the date of termination. Amount shown assumes the Compensation Committee exercises its discretion under the EIP to pay pro-rated EIP bonuses based on actual performance as of December 27, 2025.

(4)

Under the Executive Severance Plan or change of control agreements, as applicable, the Named Executive Officer receives an amount equal to pro-rata amount of his or her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

(5)

Amounts represent the value of unvested stock options outstanding as of December 27, 2025 that (a) were granted after February 3, 2025, and (b) would have vested during the 12-month period after termination. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(6)

Amounts shown reflect the value of stock option acceleration in the event of, as applicable, the Named Executive Officer’s death or the occurrence of a change of control whereby our successor refuses to assume or substitute similar awards for outstanding stock options. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(7)

Amounts represent the value of unvested RSUs and PRSUs outstanding as of December 27, 2025 that (a) were granted after February 3, 2025, (b) would have vested during the 12-month period after termination. The amounts included in respect of any such PRSUs are based on the lower of “target” level performance or actual performance as of December 27, 2025.

(8)

Amount represents the value of all unvested RSUs and PRSUs outstanding as of December 27, 2025. The number of PRSUs payable reflects achievement as of December 27, 2025 at the following levels: 2023 annual PRSU award (250% of target), Ms. Hu’s February 15, 2023 sign-on PRSU award (200% of target), Mr. Norrod’s February 15, 2023 retention PRSU award (200% of target), 2024 annual PRSU award (170% of target), Mr. Grasby’s 2025 promotional PRSU award (200% of target), and 2025 annual PRSU award (200% of target).

(9)	Amount represents the value of all unvested RSUs and PRSUs outstanding as of December 27, 2025 that would become vested upon the Named Executive Officer’s death.

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Severance, Retirement and Change of Control Arrangements (continued)

(10)

Under the Executive Severance Plan and the Executive Retirement Plan, the value of the health and welfare benefit following an involuntary termination or qualifying retirement, as applicable, is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.

(11)

Amount reflects our annual cost of paying COBRA premiums on behalf of the Named Executive Officer for 12 months following termination based on the rates of a current employee. Also includes gross-ups for income taxes in the amounts of $6,929, $14,450, and $20,179 due to Ms. Hu, and Messrs. Papermaster and Norrod, respectively, as a result of our payment of health and welfare benefits on their behalf.

(12)

Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times the Named Executive Officer’s base salary, which is $800,000 for Ms. Hu, $829,881 for Mr. Grasby, $870,000 for Mr. Papermaster, and $780,000 for Mr. Norrod, subject to a maximum of $3,000,000.

(13)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of our Executive Severance Plan or change of control agreement, as applicable.

(14)

Amounts represent the value of any unvested stock options outstanding as of December 27, 2025 that (a) were granted after March 26, 2025, (b) would have vested during the 12-month period after termination.

(15)

Amounts represent the value of (a) any unvested RSUs outstanding as of December 27, 2025 that (i) were granted after March 26, 2025, (ii) would have vested during the 12-month period after termination, and (b) and prorated vesting (assuming “target” level performance) of any unvested PRSUs outstanding as of December 27, 2025, that were granted after March 26, 2025.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

CHIEF EXECUTIVE OFFICER PAY RATIO

For 2025:

•	the annual total compensation for the median employee of the Company (other than our Chief Executive Officer) was $161,780; and

•	the annual total compensation of our Chief Executive Officer was $55,161,779(1).

Based on this information, for 2025 the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 341 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934. As permitted by SEC rules, to identify our median employee, we selected total estimated compensation which we calculated as annual base pay plus the target bonus plus the target value of stock awards granted to each employee during the year, as the compensation measure to be used to compare the total estimated compensation of our employees as of December 1, 2025. We annualized base pay and estimated bonus for any regular employees who commenced work during 2025 and did not annualize these amounts for temporary and seasonal employees. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

(1)	For additional details on the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

PAY VERSUS PERFORMANCE TABLE
We are providing the following information pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation
S-K
(the “Pay Versus Performance Rule”), which requires disclosure of certain information about the relationships between our performance and the compensation of our named executive officers. The following table reports, for the five most-recent fiscal years, the compensation of our Chief Executive Officer and the average compensation of our other non-CEO
named executive officers
(“Non-CEO
Named Executive Officers”), as well as the “Compensation Actually Paid” as calculated in accordance with the Pay Versus Performance Rule and certain performance measures required by the rule. The amounts reported as “Compensation Actually Paid” do not reflect the actual amount of compensation earned by or paid to our Chief Executive Officer or our
Non-CEO
Named Executive Officers and differ from the compensation amounts disclosed elsewhere in this proxy statement. For a discussion of our executive compensation program and philosophy, please refer to our “Compensation Discussion and Analysis” section.

	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1),(3)	Average Summary Compensation Table for Non- CEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-CEO Named Executive Officers (2),(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ Millions)	Non-GAAP Net Income ($ Millions) (6)
Year					Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)

2025	$55,161,779	$146,727,337	$15,633,139	$44,925,524	$234	$547	$4,335	$6,831

2024	$30,996,392	$(18,654,655)	$11,034,051	$(2,056,835)	$271	$537	$1,641	$5,420

2023	$30,348,281	$189,834,854	$18,168,335	$33,308,296	$319	$282	$854	$4,302

2022	$30,219,921	$(160,142,075)	$13,263,125	$(13,362,342)	$140	$134	$1,320	$5,504

2021	$29,498,107	$188,407,046	$7,679,357	$33,054,719	$317	$214	$3,162	$3,435

(1)	Amounts reported are for Lisa Su, who served as our Chief Executive Officer during each of the applicable fiscal years.
(2)	Our Non-CEO Named Executive Officers were:

2025	2024	2023	2022	2021

Jean Hu	Jean Hu	Jean Hu	Devinder Kumar	Devinder Kumar

Darren Grasby	Ava Hahn	Devinder Kumar (retired in April 2023)	Darren Grasby	Rick Bergman

Forrest Norrod	Forrest Norrod	Philip Guido	Mark Papermaster	Darren Grasby

Mark Papermaster	Mark Papermaster	Forrest Norrod	Victor Peng	Mark Papermaster

	Victor Peng (retired in August 2024)	Victor Peng

(3)
Amounts in these columns show the “Compensation Actually Paid”, as calculated in accordance with the methodology prescribed by the SEC under the Pay Versus Performance Rule. The table below provides the adjustments to the Summary Compensation Table total compensation to arrive at the Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our
Non-CEO
Named Executive Officers for fiscal year 2025.

Adjustments to Reported Summary Compensation Table Total for CEO and Non-CEO Named Executive Officers	2025
	CEO	Non-CEO Named Executive Officers (Average)
Summary Compensation Table Total	$55,161,779	$15,633,139
Subtract the amounts reported for fiscal 2025 under the Stock Awards and Option Awards columns in the Summary Compensation Table	$(50,620,902)	$(13,567,620)
Add year-end fair value of equity awards granted during fiscal year 2025	$66,603,972	$19,150,261

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2026 NOTICE OF MEETING AND PROXY STATEMENT
Pay Versus Performance Table
(continued)

Add (subtract) year-over-year change in fair value of equity awards granted prior to fiscal 2025 that are unvested as of year-end	$64,410,939	$21,127,335
Add (subtract) year-over-year change in fair value of equity awards granted prior to fiscal 2025 that vested during fiscal 2025 (from prior year-end to vesting date)	$11,650,833	$2,680,317
Subtract fair value of any awards outstanding as of end of fiscal 2024 that were forfeited during fiscal 2025	$(479,284)	$(97,908)
Total Adjustments	$91,565,558	$29,292,385
Compensation Actually Paid	$146,727,337	$44,925,524

For purposes of the foregoing adjustments, the value of equity awards was determined as follows: (i) for RSUs, the closing price of our common stock on the fiscal year-end
date, or, in the case of vesting RSUs, the closing price of our common stock on the applicable vesting date; (ii) for stock options, a Black Scholes value as of year-end
or the vesting date(s), as applicable, determined based on the same methodology as used to determine grant date fair value but using the closing share price on the applicable revaluation date, and the market price volatility, expected remaining life and risk free rates, each as re-measured
as of the applicable revaluation date, and where applicable, taking into account the incremental fair value, calculated in accordance with ASC Topic 718, of any material modifications that occurred during the fiscal year, and (iii) for unvested PRSUs as of fiscal year-end,
the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of fiscal year-end
under ASC Topic 718, calculated using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and for the annual 2023 and 2024 PRSUs, an estimate of the probability for achievement of the applicable non-GAAP
EPS growth rate milestones (see footnotes to Outstanding Equity Awards at 2025 Fiscal
Year-End
table for more information).

(4)
The total shareholder return for each of fiscal 2025, 2024, 2023, 2022, and 2021 is cumulative, reflecting the value of a fixed $100 investment beginning with the market close on December 24, 2020 (i.e., the last trading day before the start of our 2021 fiscal year), through the last day of the applicable fiscal year, through and including the end of the respective listed fiscal years.

(5)
Our peer group is comprised of the component companies of the S&P 500 Index Semiconductor & Semiconductor Equipment Index (the “Peer Index”) for each applicable fiscal year. The total shareholder return for the Peer Index for each of fiscal 2025, 2024, 2023, 2022, and 2021 is cumulative, reflecting the value of a fixed $100 investment beginning with the market close on December 24, 2020 (i.e., the last trading day before the start of our 2021 fiscal year), through the last day of the applicable fiscal year, through and including the end of the respective listed fiscal years.

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Pay Versus Performance Table
(continued)

(6)	Reconciliation of GAAP net income to non-GAAP net income (in millions):

	Year Ended
	December 27, 2025	December 28, 2024	December 30, 2023	December 31, 2022	December 25, 2021

GAAP net income	$4,335	$1,641	$854	$1,320	$3,162

Stock-based compensation	1,638	1,407	1,380	1,012	379

Amortization of acquisition-related intangibles	2,254	2,394	2,811	3,548	—

Acquisition-related and other costs (1)	231	187	262	521	42

Inventory loss at (recovery from) contract manufacturer (2)	(67)	65	—	—	—

Loss contingency on legal matter	21	—	—	—	—

(Gains) losses on long-term investments, net	(365)	2	(1)	62	(56)

Equity income in investee	(26)	(33)	(16)	(14)	(6)

Restructuring charges (3)	—	186	—	—	—

Release of reserves for uncertain tax positions (4)	(853)	—	—	—	—

Income tax provision	(271)	(429)	(988)	(945)	(93)

Loss (Income) from discontinued operations, net of tax (5)	(66)	—	—	—	—

Loss on debt redemption/conversion	—	—	—	—	7

Non-GAAP net income	$6,831	$5,420	$4,302	$5,504	$3,435

(1)	Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges.
(2)	Inventory loss at (recovery from) contract manufacturer is related to losses due to an incident at a third-party contract manufacturing facility and the corresponding recovery.
(3)	Restructuring charges are related to the 2024 Restructuring Plan, which were comprised of employee severance charges and non-cash asset impairments.
(4)	Release of reserves for uncertain tax positions pertains to the reasonable cause relief related to dual consolidated losses approved by the IRS in the second quarter of 2025.
(5)	Loss (Income) from discontinued operations relates to ZT Systems’ manufacturing business which was divested in the fourth quarter of 2025.

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2026 NOTICE OF MEETING AND PROXY STATEMENT
Pay Versus Performance Table
(continued)

Relationship Between Compensation Actually Paid and our Total Shareholder Return
Our stock price performance is the predominant factor that determines whether the Compensation Actually Paid to our named executive officers is at, above, or below the amounts reported in our summary compensation tables. The Compensation Actually Paid directly correlates with our total shareholder return (“TSR”) since most of our executive compensation is delivered through long-term equity awards in the form of PRSUs, RSUs, and stock options which vary in value with changes to our stock price. Our year-end
stock price was $214.99 in fiscal 2025, $125.19 in fiscal 2024, $147.41 in fiscal 2023, $64.77 in fiscal 2022, and $146.14 in fiscal 2021, resulting in significant year-over-year change in the Compensation Actually Paid to our CEO and our
Non-CEO
Named Executive Officers. The chart below compares the Compensation Actually Paid during the 2025, 2024, 2023, 2022 and 2021 fiscal years to our cumulative TSR since December 26, 2020 (the last day of our 2020 fiscal year), measured as of the last day of each of those fiscal years.

Compensation Actually Paid vs. Total Shareholder Return
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Compensation Actually Paid
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
Total Shareholder Return
$600
$500
$400
$300
$200
$100
$0
CEO Compensation Actually Paid ($000s)
Average Compensation Actually Paid to Non-CEO Named Executive Officers ($000s)
AMD Total Shareholder Return ($)
Peer Index Total Shareholder Return ($)

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Pay Versus Performance Table
(continued)

Relationship Between Compensation Actually Paid and our Net Income (GAAP and
Non-GAAP)
GAAP and
non-GAAP
net income are key measures of our overall profitability and can contribute to changes in our stock price, which in turn primarily drives Compensation Actually Paid. We do not use GAAP net income as a financial measure in our executive compensation program, but we use non-GAAP
net income which is derived from our GAAP net income.
Non-GAAP
net income is the primary performance factor for determining cash bonuses under our EIP for each of the covered fiscal years and the growth of our non-GAAP
earnings per share, which is derived from our
non-GAAP
net income, is also a performance measure used to determine the payouts under the annual PRSU awards granted in each of the covered fiscal years. The chart below compares the Compensation Actually Paid during the 2025, 2024, 2023, 2022 and 2021 fiscal years to our GAAP net income and non-GAAP
net income for each of those fiscal years.

Compensation Actually Paid vs. Net Income (GAAP and Non-GAAP)

FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
Compensation Actually Paid
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
GAAP and Non-GAAP Net Income
CEO Compensation Actually Paid ($000s)
Average Compensation Actually Paid to Non-CEO Named Executive Officers ($000s)
Non-GAAP Net Income ($000s)
GAAP Net Income ($000s)

Other Relevant Financial Performance Measures
For fiscal 2025, the following other financial performance measures represented the most important financial performance measures used by us to link the compensation actually paid to our Named Executive Officers to our financial performance:

Financial Performance Measures
Revenue
1-Year Total Shareholder Return
Non-GAAP EPS
Free Cash Flow
Non-GAAP Net Income
For a discussion of how these other financial performance measures impacted the compensation actually paid to our Named Executive Officers during fiscal 2025, please see the “Compensation Discussion and Analysis” beginning on page 44.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 27, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2023 Plan and 2017 Employee Stock Purchase Plan (the “2017 ESPP”), each of which was approved by our stockholders, are our only equity incentive plans available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 27, 2025

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by stockholders	36,823,552		—		73,979,161	(4)

Options	1,992,718		98.94	(2)	—

Awards—RSUs and PRSUs	34,830,834	(1)(3)	—		—

Equity compensation plans not approved by stockholders	—		—		—

Options	—		—		—

Awards—RSUs and PRSUs	—		—		—

Total	36,823,552				73,979,161

(1)
Includes shares of our common stock issuable from performance-based restricted stock units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.

(2)	As of December 27, 2025, the aggregate weighted-average remaining contractual life of our outstanding stock options was 4.17 years with an aggregate weighted-average exercise price of $ 98.94.
(3)	Includes 32,662,092 RSU awards and 2,168,742 PRSU awards, based on target shares granted.
(4)
Includes 27,107,442 shares available for issuance under our 2017 ESPP, of which up to a maximum of 4,263,025 shares may be purchased in the current purchase period which runs until May 8, 2026 under the 2017 ESPP.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under SEC rules, a “related person” is a director, executive officer, nominee for director since the beginning of the previous fiscal year, or a greater than 5% beneficial owner of the company at the time of the applicable transaction, and their immediate family members. The Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions (“related party transactions”). In doing so, the Audit and Finance Committee applies our Global Code of Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chair of the Board, the Chief Executive Officer (if the office is separate from the Chair of the Board), and the Lead Independent Director (if a Lead Independent Director has been appointed) any conflict of interest involving the director.

We have written policies and procedures that apply to transactions with related parties. Members of our Legal and Finance departments review all transactions or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. All such transactions are then sent to the Audit and Finance Committee to be reviewed. The Audit and Finance Committee must approve all transactions that are considered related party transactions under SEC rules. Furthermore, those deemed to be related party transactions that could reasonably be expected to have a material impact on our financial statements will be submitted to the Board of Directors for their review and approval. In fiscal 2025, we did not conduct any transactions with related persons that would be considered related party transactions under applicable SEC rules.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee consists of Mr. Householder, as Chair, Ms. McClure and Messrs. Marren and Olson. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Messrs. Householder and Olson were each determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit functions and the independent registered public accounting firm qualifications, by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel.

Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 27, 2025 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit and Finance Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2026.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
John W. Marren
KC McClure
Jon Olson

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ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.

Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.

Unless you vote otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you vote otherwise, your proxy will vote FOR ratification.

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ITEM 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP for fiscal 2025 and fiscal 2024 (in thousands).

Service	2025 ($)	2024 ($)

Audit Fees(1)	11,363	8,893

Audit-Related Fees(2)	18	12

Tax Fees(3)	409	614

All Other Fees(4)	7	7

Total	11,797	9,526

(1)

Audit fees for fiscal 2025 and fiscal 2024 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal control pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings and consents issued in connection with SEC filings or securities offerings.

(2)	Audit-related fees during fiscal 2025 and 2024 were primarily for compliance-related matters.
(3)	Tax fees during fiscal 2025 and fiscal 2024 were primarily for tax compliance and advisory services.
(4)

All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2025 and 2024 were primarily for an annual subscription to an accounting standards database hosted by Ernst & Young LLP.

Pre-Approval Policies and Procedures

The Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent registered public accounting firm is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2025 and fiscal 2024 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support our career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in the “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•

Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 96% of Dr. Su’s and 91% of the other Named Executive Officer’s aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards for 2025) was in the form of a cash performance bonus and long-term equity awards.

•

Clawback Rights. We adopted a compensation recovery (“clawback”) policy in compliance with listing standards of Nasdaq pursuant to which we are required to recover certain incentive-based compensation received by our executive officers as a result of achieving financial performance goals that are not met under any restated financial results. In addition, the Compensation Committee has contractual clawback rights with respect to the equity awards granted to our Named Executive Officers in the event the Named Executive Officer (a) violates the non-competition, non-solicitation or confidentiality terms of the equity award agreement, as permitted by applicable law, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material, or (b) engages in certain workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) or a criminal act involving moral turpitude.

•

Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•

Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 27, 2025, each of the Named Executive Officers were on track to comply with our stock ownership guidelines or has time remaining to do so.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—Approval on a Non-Binding, Advisory Basis of the Compensation of Our Named Executive Officers (“Say-on-Pay”) (continued)

•

Policies Intended to Comport to Best Practices with respect to Change of Control Payments in Effect. During fiscal 2025, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change of control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2027 annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you vote otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement	95

2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ADVANCED MICRO DEVICES, INC. 2023 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment and restatement of the 2023 Plan to: (i) increase the number of authorized shares that can be issued to our employees, consultants and directors under the 2023 Plan by 65 million shares and (ii) update the plan for certain administration changes.

Upon recommendation of our Compensation Committee, in March 2026 our Board unanimously approved the amendment and restatement of the 2023 Plan, subject to stockholder approval. If the stockholders do not approve this proposal, the amendments to the 2023 Plan will not become effective and the 2023 Plan will continue in its current form in full force and effect.

Why the Board is Seeking Approval of the Amendment and Restatement of the 2023 Plan

Equity incentive awards in the form of stock options, RSUs and PRSUs help to attract, motivate, and retain key employees, align employee and stockholder interests, and link employee compensation to our performance. As we explained in the “Compensation Discussion and Analysis,” above, equity is a significant component of total compensation for many of our senior management and other key employees. The Board believes it is important to obtain an additional 65 million shares for grant under the 2023 Plan, which is the sole equity compensation plan under which we grant equity compensation awards. In this proxy statement, we refer to any grant from the 2023 Plan as an “Award.” The 2023 Plan is our only plan for providing equity incentive compensation to our employees, other than our 2017 ESPP, which allows employees to purchase our stock at a discount. As of March 16, 2026, awards covering an aggregate number of 34,893,275 shares were outstanding under the 2023 Plan (assuming the maximum payout of each outstanding unearned PRSU), and 42,794,041 shares remained available for grants of future awards. As of March 16, 2026, approximately 32,200 employees (including executive officers), eight non-employee directors and no consultants were eligible for awards under the 2023 Plan based on the Company’s internal guidelines.

If stockholders do not approve the amendment and restatement of the 2023 Plan, the 2023 Plan will remain in effect until February 15, 2033; however, the shares available under the 2023 Plan may be quickly depleted and our ability to use equity as a compensation and retention tool will be limited. The Board anticipates that the additional shares will enable us to fund our current equity compensation program for at least the next three years, accommodating anticipated grants related to the hiring, retention and promotion of employees. In setting the number of additional shares issuable under the 2023 Plan, our Compensation Committee and Board considered a number of factors, including: shares currently available under the 2023 Plan and how long the shares available (both currently and assuming the approval by stockholders of this proposal) are expected to last; historical equity award granting practices, and the burn rate and dilution metrics disclosed below under “Key Equity Metrics.” In addition, our Compensation Committee and our Board considered the stockholder value transfer and dilution policies of certain major proxy advisory firms. The closing price of our common stock on March 16, 2026 was $196.58.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE AMENDMENT AND RESTATEMENT OF THE 2023 PLAN

Amendment and Termination of the 2023 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2023 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2023 Plan, amend the 2023 Plan to increase the number of shares available under the 2023 Plan or change the class of employees eligible to participate in the 2023 Plan without stockholder consent. Under the terms of the 2023 Plan, the 2023 Plan will continue in effect until February 15, 2033.

New Plan Benefits

The Compensation Committee has not approved any awards that are conditioned on stockholder approval of the 2023 Plan proposal, and no awards to non-employee directors, executive officers or employees are contingent upon such approval. The grants of annual meeting awards to our non-employee directors as described under “Director Compensation,” will automatically be made under the 2023 Plan from shares currently available under the 2023 Plan (which were previously approved by stockholders), regardless of whether stockholders approve this proposal to increase the share reserve. We cannot currently determine the benefits or number of shares subject to awards that

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

may be granted in the future to executive officers and employees (including employee directors) under the 2023 Plan because our equity award grants are discretionary in nature.

Summary

We believe strongly that the approval of the amendment and restatement of the 2023 Plan is essential to our success. Awards such as those provided under the 2023 Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement of the 2023 Plan is essential for us to be able to continue to compete for talent in the challenging labor markets in which we operate.

Provisions Designed to Protect Stockholders

The 2023 Plan and our governance policies contain a number of provisions that we believe are designed to protect stockholder interests, including:

•	No liberal share counting. The 2023 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements.

•

No repricing of stock options. The 2023 Plan does not permit the repricing of stock options either by amending an existing award or by substituting a new award at a lower price without stockholder approval.

•

One-year minimum vesting period. Subject to limited exceptions, the 2023 Plan requires a one-year minimum vesting period on awards of stock options, stock appreciation rights (“SARs”), RSUs and restricted stock.

•	No discounted stock options. The 2023 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years and our historical practice has been to set the term of stock options at seven years.

•

Recoupment (or claw-back policy). Under our Global Code of Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) in a manner that is intended to comply with applicable SEC and Nasdaq compensation recovery requirements. In addition, all equity awards granted to our executive officers include a compensation recovery (“claw-back”) provision.

•	No excise tax gross-up payments. We will not enter into any new change of control agreement or arrangement with an executive officer that provides for an excise tax gross-up payment.

•	No dividends payable on unvested awards. The 2023 Plan prohibits the current payment of dividends on unvested Awards.

•

Stock Ownership Guidelines. Our stock ownership requirements provide that our Chief Executive Officer should attain an investment position in our common stock equal to six (6)-times her then-current annual base salary. Our other Named Executive Officers should attain an investment position in our common stock having a value that is equal to three (3)-times their then current annual base salaries. Until the guideline is achieved, each executive officer is encouraged to retain at least 10 percent of net shares obtained through our equity incentive plans (including the 2023 Plan).

•

Anti-hedging and pledging policy. Our employees and directors are not permitted to hedge their economic exposure to our equity securities, meaning that they may not engage in buying or selling puts or calls or short-selling our securities. Our employees, including our Named Executive Officers and our directors, are not permitted to pledge our equity securities without the preapproval of the Nominating and Governance Committee of our Board, which is only expected to be granted in very limited circumstances.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

Key Equity Metrics

The following tables provide additional information regarding our overhang, or potential stockholder dilution. Our overhang is equal to the number of shares subject to our outstanding equity awards under the 2023 Plan at March 16, 2026, plus the number of shares available to be granted under the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, divided by the total shares of common stock outstanding. As of March 16, 2026, there were 1,630,309,793 shares of our common stock outstanding.

Number of Shares (as of March 16, 2026)

Outstanding Award Type	2023 Plan	2004 Plan	Total

Stock Options	1,002,681	957,886	1,960,567

Weighted-average Exercise Price	$141.24	$94.10	$118.21

Weighted-average remaining term (years)	5.40	2.51	3.99

Time-Based RSUs	28,556,998	3,766,207	32,323,205

PRSUs(1)	5,333,596	—	5,333,596

Total shares subject to outstanding awards	34,893,275	4,724,093	39,617,368

Number of shares available for grant(2)	42,794,041	N/A	42,794,041

(1)

The number of performance-based restricted stock units that are outstanding at March 16, 2026, reflect the maximum number of shares that could be earned based on satisfaction of the applicable performance goals.

(2)	Does not include shares available for issuance under our 2017 ESPP.

The following table provides information regarding the grant of equity awards over the past three completed fiscal years and which we considered in setting the number of shares available for issuance under the 2023 Plan:

Fiscal Year	Time-Based Stock Options Granted	Time-Based RSUs Granted	PRSUs Granted(1)	Actual PRSUs Earned(2)	Total Granted(3)	Weighted Average # of Common Shares	Burn Rate(4)

2025	351,030	16,090,450	658,626	441,117	16,882,597	1,624,000,000	1.04%

2024	313,697	12,174,902	599,856	1,569,417	14,058,016	1,620,000,000	0.87%

2023	442,059	15,783,915	1,035,141	915,368	17,141,342	1,614,000,000	1.06%

Average Three-Year Burn Rate (2023-2025)							0.99%

(1)	Reflects target number of PRSUs granted in applicable fiscal year.

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ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

(2)	Reflects the PRSUs for which the performance criteria was certified as attained and earned during such fiscal year, as follows:

PRSUs	Number of PRSUs

Unearned and Outstanding at target as of December 27, 2025	2,168,742

Granted at target during fiscal 2025	658,626

Earned during fiscal 2025	441,117

Forfeited at target during fiscal 2025	38,690

Unearned and Outstanding at target as of December 28, 2024	2,001,509

Granted at target during fiscal 2024	599,856

Earned during fiscal 2024	1,569,417

Forfeited at target during fiscal 2024	65,282

Unearned and Outstanding at target as of December 30, 2023	2,329,222

Granted at target during fiscal 2023	1,035,141

Earned during fiscal 2023	915,368

Forfeited at target during fiscal 2023	3,303

Unearned and Outstanding at target as of December 31, 2022	1,828,269

(3)

Total number of shares granted in a particular fiscal year includes all time-based stock options, RSUs and PRSUs for which the performance criteria was certified as attained and earned during such fiscal year.

(4)

The “Burn Rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity awards granted during the applicable fiscal year (excluding PRSU shares granted in the applicable fiscal year, but including PRSUs that are earned during the applicable year) by (b) the weighted average number of common shares outstanding during the applicable fiscal year.

Summary of the 2023 Plan

The following paragraphs provide a brief summary of the principal features of the 2023 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2023 Plan is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2023 Plan as set forth in Exhibit A.

Background and Purpose of the 2023 Plan

The 2023 Plan permits the grant of the following types of awards: (i) non-statutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights granted at the fair market value of our common stock on the date of grant (“Fair Market Value Awards”), and (ii) restricted stock awards and RSUs (“Full Value Awards”).

The 2023 Plan is intended to attract, motivate and retain employees, consultants and non-employee directors who provide significant services to us. The 2023 Plan also is intended to further our growth and profitability by motivating award recipients to think and act like owners.

Maximum Number of Shares Issuance Under the 2023 Plan

The maximum number of shares that may be issued pursuant to awards under the 2023 Plan will be equal to 153,000,000 shares.

Share Counting

•	The following are the rules for counting shares against the maximum number of shares that may be issued pursuant to the 2023 Plan:

•

If shares are (a) subject to an award that terminates without such shares being issued, (b) issued pursuant to an award, but are repurchased by us at the original issue price by, or (c) forfeited, then such shares will again be available for grant and issuance under 2023 Plan.

•	To the extent an award under the 2023 Plan is paid out in cash rather than shares, such cash payment shall not result in reducing the number of shares available for issuance under the 2023 Plan.

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ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

•	Shares tendered by a participant or withheld by us in payment of the exercise price of a stock option will not be available for grant and issuance under the 2023 Plan.

•	Shares tendered by a participant or withheld by us to satisfy any tax withholding obligation with respect to an award will not be available for grant and issuance under the 2023 Plan.

•	If an award is cancelled in the same fiscal year in which it was granted (other than in connection with a transaction), the cancelled award will be counted against the 2023 Plan’s share reserve.

•

Shares of stock of an acquired company that are available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition (as adjusted using the exchange ratio or other adjustment formula used in such acquisition or combination to determine the consideration payable to its stockholders) may be used for awards under the 2023 Plan and will not reduce the number of shares available for issuance under the 2023 Plan, provided that awards using such available shares cannot be made after the date the awards or grants could have been made under the terms of the preexisting plan and will only be made to individuals who were not employees, consultants or non-employee directors of AMD prior to such acquisition or combination.

Administration of the 2023 Plan

The Board or a delegate or committee appointed by the Board administers the 2023 Plan. The Board has appointed the Compensation Committee as the administrator of the 2023 Plan. Awards may also be made pursuant to the Outside Director Equity Compensation Policy subject to limitations set forth in the 2023 Plan.

Subject to the terms of the 2023 Plan, the Compensation Committee has the sole discretion to select the employees and consultants who will receive awards, determine the terms and conditions of awards (for example, the exercise price and vesting schedule) and interpret the provisions of the 2023 Plan and outstanding awards. The Compensation Committee may delegate any part of its authority and powers under the 2023 Plan to one or more of our directors and/or executive officers, but only the Compensation Committee itself can grant awards to participants who are our executive officers.

If we experience a stock dividend, reorganization or other change in our capital structure, the Compensation Committee has the discretion to adjust the number of shares available for issuance under the 2023 Plan, the outstanding awards and the per-person limits on awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Compensation Committee selects the employees and consultants who will be granted awards under the 2023 Plan. Non-statutory stock options, restricted stock, RSUs and stock appreciation rights may be granted to employees, consultants and directors, subject to the limitations set forth in the 2023 Plan. Incentive stock options can only be granted to employees. The actual number of individuals who will receive awards under the 2023 Plan cannot be determined in advance because the Compensation Committee has the discretion to select the participants. No individual may receive award(s) covering more than 10 million shares under the 2023 Plan in any calendar year, except that an individual may receive award(s) covering up to 15 million shares during his or her first 12 months of service.

The Compensation Committee may impose whatever time- or performance-based vesting conditions that it determines to be appropriate. However, no portion of any award of stock options, SARs, RSUs or restricted stock will vest before the first anniversary of the date of grant except in connection with a participant’s death, disability or termination of service, or a change of control. The Compensation Committee may provide for a vesting period of less than one-year if the shorter vesting period is set forth in the award documentation or other agreement between the participant and the Company as of the date of grant; provided, that, the maximum number of shares covered under awards of stock options, SARs, RSUs or restricted stock granted under the 2023 Plan that are not subject to the foregoing one-year vesting requirement may not exceed five percent (5%) of the shares that may be authorized for grant under the 2023 Plan (as such authorized number of shares may be adjusted as provided under the terms of the 2023 Plan).

The Compensation Committee may decide to condition the grant, vesting and/or exercise of an award upon the satisfaction of one or more performance goals established by the Compensation Committee. The Compensation Committee may set performance periods and performance goals that differ from participant to participant and may

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ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

choose any performance goals deemed appropriate in light of the participant’s specific role and responsibilities. After the end of the applicable performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for a participant will be determined by the level of actual performance.

Fair Market Value Awards

Under the 2023 Plan, the Compensation Committee can make the following Fair Market Value Awards:

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2023 Plan, the Compensation Committee may grant non-statutory and incentive stock options. The Compensation Committee determines the number of shares covered by each option. All of the shares reserved for issuance under the 2023 Plan may be issued in respect of incentive stock options, but nothing in the 2023 Plan will be construed as requiring that any, or any fixed number of, incentive stock options be awarded under the 2023 Plan.

The exercise price of the shares subject to each non-statutory stock option and incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of the grant. The 2023 Plan prohibits any repricing of options after their grant, other than with stockholder approval.

Any option granted under the 2023 Plan cannot be exercised until it becomes vested. The Compensation Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Compensation Committee. Options granted under the 2023 Plan expire at the times established by the Compensation Committee, but not later than ten years after the grant date.

The exercise price of each option granted under the 2023 Plan must be paid in full at the time of the exercise. The Compensation Committee may also permit payment by check, a broker-assisted cashless exercise, any combination of the foregoing or by any other means that the Compensation Committee determines to be consistent with the purpose of the 2023 Plan.

Stock Appreciation Rights. Awards of stock appreciation rights may be granted pursuant to the 2023 Plan. The Compensation Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted with an exercise price that is less than fair market value of our common stock on the date of grant or have a term of over ten years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from us in an amount determined by multiplying (a) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (b) the number of shares with respect to which the stock appreciation right is exercised. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Compensation Committee may determine. The Compensation Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Non-Employee Directors

Non-employee directors’ initial and annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits,” above, for a discussion of our Outside Director Equity Compensation Policy. However, under the terms of the 2023 Plan the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to a non-employee director as compensation for his or her service as a director, taken together with the cash fees paid during the calendar year to the non-employee director as compensation for his or her services as a director, may not exceed $1,000,000 in total value in the case of a director other than the Chairman of the Board or the Lead Director, or $1,500,000 in total value in the case of the Chairman of the Board or the Lead Director.

Full Value Awards

Under the 2023 Plan, the Compensation Committee can make the following Full Value Awards:

Restricted Stock. Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Compensation Committee. The purchase price for an award of restricted stock, if any, shall be determined by the Compensation Committee. The Compensation Committee determines the number of shares of

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restricted stock granted to any employee or consultant and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. Once the restricted stock is issued, voting, dividend and other rights as a stockholder will exist with respect to the restricted stock. However, the restricted stock will not be transferable until the restricted stock vests.

Restricted Stock Units. RSUs obligate us to pay the recipient of the award a value equal to the fair market value of a specific number of shares of our common stock in the future if the RSUs are earned and vest in accordance with the terms and conditions established by the Compensation Committee. Payment under an RSU may be made in cash or in shares of our common stock. The purchase price for the shares, if any, shall be determined by the Compensation Committee. The Compensation Committee determines the number of shares that are subject to such RSUs and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. A holder of an RSU does not have any rights as a stockholder until shares of common stock, if any, are issued with respect to the RSU. Payment under an RSU will be made at a time that is permissible under or exempt from Section 409A of the Code. The Compensation Committee may permit a participant to defer the receipt of cash or shares pursuant to an RSU under the 2023 Plan. Any such deferral will be administered as determined by the Compensation Committee and in a manner that is intended to comply with Section 409A of the Code.

Change of Control

In the event of a merger or sale of substantially all of our assets, our successor will either assume or provide a substitute award for each outstanding award. In the event our successor refuses to assume or provide a substitute award, the Compensation Committee is required to provide at least 15 days’ notice that the award will immediately vest and become exercisable, as applicable, as to all of the shares subject to such award, except for performance-based awards which will not vest unless the applicable performance criteria have been achieved, and that such award will terminate upon the expiration of such notice period. Notwithstanding the foregoing, in the event of our change of control, the awards described under “Awards to Non-Employee Directors,” above, will immediately vest in full.

If, within one year after a change of control, a participant’s employment is terminated for any reason other than for misconduct (as defined in the 2023 Plan) or, with respect to certain participants who are executive officers, there is a constructive termination (as defined in the 2023 Plan) of their employment, all awards held by that participant will become fully vested, except for performance-based awards which will not vest and will not be deemed achieved unless the applicable performance criteria have been achieved (unless otherwise specified in the participant’s award agreement, employment agreement or other agreement with us, see “Severance, Retirement and Change of Control Arrangements,” above). A constructive termination generally occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “change of control” will be deemed to have occurred upon the acquisition of more than 30 percent of either the then-outstanding shares of our common stock or the combined voting power of our then outstanding securities, a change in the majority of the Board over a two-year period (generally excluding any new directors approved by two-thirds of the existing members of the Board), certain mergers or corporate transactions in which we are not the surviving entity, our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless determined otherwise by the Compensation Committee, an award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of awards under the 2023 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

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ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the 2023 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal circumstances. This summarized tax information is not tax advice.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares for at least two years following the date the incentive stock option was granted or within one year following the exercise of the option normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies both such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be treated as a capital gain. If a loss is recognized, it will be a capital loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-Statutory Stock Options

No taxable income is reportable when a non-statutory stock option is granted to a participant or when the option vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant or when the stock appreciation right vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares issued would be capital gain or loss. Upon the sale of shares acquired by the exercise of a stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to us with respect to the grant of a stock appreciation right or the sale of the stock acquired pursuant to such grant.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Units

A participant generally will recognize no income upon the receipt of a restricted stock unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date will be taxed as capital gain or loss. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Code.

Withholding

Where an award results in income subject to withholding, we may require the participant to remit the withholding amount to us or cause shares to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for Us

Our ability to realize the benefit of any tax deductions described above depends on our generation of taxable income as well as, among other things, the requirements that the compensation paid is reasonable (within the meaning of Section 162(a) of the Code), not disallowed by Section 162(m) of the Code, and not an “excess parachute payment” within the meaning of Section 280G of the Code.

Section 162(m) may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our other “covered employees” under Section 162(m). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible by us only to the extent that it does not exceed $1,000,000 or an exemption from such deduction limitation is applicable and available. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, generally effective for taxable years beginning after December 31, 2017, such that any awards granted under the 2023 Plan are not eligible to qualify for any exemption from such deduction limitation. The Compensation Committee reserves the right to grant awards under the 2023 Plan that result in compensation to our covered employees in excess of the $1,000,000 Section 162(m) deduction limitation.

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of awards in connection with a change of control may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Required Vote

This proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (continued)

as a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal. Our Named Executive Officers and directors will be eligible to receive awards under the 2023 Plan and therefore have an interest in this proposal. Unless you indicate otherwise, your proxy will vote for the approval of the amendment and restatement of the 2023 Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan. Unless you vote otherwise, your proxy will vote FOR the approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 5—STOCKHOLDER PROPOSAL REQUESTING CHANGES TO THE STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING

We received the following stockholder proposal for consideration at the Annual Meeting.

The text of the stockholder proposal and supporting statement appear exactly as received. We are not responsible for the content of the stockholder proposal or supporting statement. The response from the Board and the recommendation on the stockholder proposal is presented immediately following the proposal.

Mr. John Chevedden, residing at 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, intends to present the following proposal and supporting statement at our Annual Meeting:

Proposal 5 – Give Shareholders a More Reasonable Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.

There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.

To guard against the Advanced Micro Devices Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.

Shareholders may especially seek a less burdensome right to call for a special shareholder meeting at a company that scores so poorly in executive pay as Advanced Micro Devices. Advanced Micro Devices scored 9 for executive pay with 10 being the worse possible score. Plus 14% of Advanced Micro Devices shares rejected executive pay in 2025. A 5% rejection is often the norm at well-performing companies.

This proposal topic received between 51% and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.

There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.

In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.

With the widespread use of online shareholder meetings it is much easier for a company to conduct a special shareholder meeting online, in the unlikely event that a special shareholder meeting ultimately takes place, and the Advanced Micro Devices governing documents thus need to be updated accordingly.

Please vote yes:

Give Shareholders a More Reasonable Ability to Call for a Special Shareholder Meeting — Proposal 5

BOARD STATEMENT IN RESPONSE TO PROPOSAL NO. 5

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 5

The Board has carefully considered the proposal and believes that it is not in the best interests of our stockholders in light of our existing stockholder right for special meetings, which provides stockholders holding not less

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 5—Stockholder Proposal No. 1 Requesting Changes to the Stockholder Right to Call a Special Meeting (continued)

than 20% of our capital stock continuously for at least one year with the right to call a special meeting of stockholders. Consequently, the Board UNANIMOUSLY recommends a vote AGAINST this proposal for the following reasons.

The 20% special meeting ownership threshold in our bylaws provides a procedural safeguard against abuse, corporate waste and activist investors with short-term goals.

Our bylaws give stockholders holding not less than 20% of our capital stock continuously for at least one year the right to call a special meeting. We believe this strikes the appropriate balance between ensuring that our stockholders can call a special meeting to act on extraordinary and urgent matters, while at the same time protecting against the misuse of this right by a small number of stockholders whose interests may not be aligned with the remaining 80% of our stockholders. If stockholders holding just 10% of our capital stock can call a special meeting, as requested by the proposal, then as few as two of our current stockholders could act together to call a special meeting. Allowing such a small number of stockholders to monopolize this right at such a low threshold would result in outsized attention and resources being devoted to the special interests of a minority, at the expense of all other stockholders. Furthermore, we believe that failure to aggregate sufficient stock ownership to reach the 20% ownership threshold is a strong indicator that a sufficient interest among the majority of stockholders does not exist to call a special meeting.

Special meetings of stockholders can be disruptive to business operations, incur substantial expenses and harm long-term stockholder interests. The Board, management and employees must devote a significant amount of time and attention preparing for such meetings, which distracts them from their primary focus of maximizing long-term financial returns for stockholders and operating our business in the best interest of stockholders. As a result, special meetings of stockholders should be limited to circumstances where a substantial number of stockholders believe a matter is sufficiently urgent or extraordinary to justify calling a special meeting.

The 20% threshold in our bylaws ensures that a special meeting of stockholders may only be called by a stockholder or group of stockholders with a more substantial stake in our Company. This appropriately safeguards stockholder interests and prevents corporate waste, while at the same time ensuring that stockholders can call special meetings when appropriate.

The one-year holding requirement to call a special meeting similarly provides a procedural safeguard against activist investors with short-term goals.

We believe our current special meeting right, which includes a one-year holding period, protects stockholders against misuse of the special meeting right by short-sighted activists who may not be acting in the long-term best interests of the Company and its stockholders. Importantly, the one-year holding period serves as a protective mechanism against short-term activist investors by ensuring that a special meeting of stockholders may only be called by those with a vested stake in our Company. Eliminating the one-year holding requirement would allow individuals with short-term agendas to call a special meeting immediately after purchasing the Company’s stock, at the expense of stockholders who seek a long-term investment in the Company.

In addition, the one-year holding period included in our bylaws is consistent with the minimum holding period established by the SEC under Rule 14a-8 of the Exchange Act, which enables a stockholder to include a proposal in an issuer’s proxy statement. In adopting the holding requirements under Rule 14a-8, the SEC indicated that the holding period should be calibrated such that a stockholder has some meaningful “economic stake or investment interest” in a company before the stockholder may draw on company and stockholder resources and command the time and attention of other stockholders to consider and vote on the proposal. Our Board believes the SEC’s reasoning is equally applicable to the Company’s one-year holding requirement for requesting a special meeting.

Our stockholders have previously rejected similar proposals.

At our 2024 annual meeting of stockholders, our stockholders resoundingly rejected a stockholder proposal requesting that the Company allow stockholders holding just 10% of our stock to call a special meeting. Similarly, at our 2025 annual meeting of stockholders, our stockholders rejected a proposal requesting that the Company remove the one-year holding period required to call special meetings. These prior votes indicate stockholder concurrence with our safeguards, including both the 20% ownership threshold and the one-year holding period established in our existing special meeting right.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 5—Stockholder Proposal No. 1 Requesting Changes to the Stockholder Right to Call a Special Meeting (continued)

Our existing governance policies provide stockholders with meaningful opportunities to engage in Company affairs.

We are committed to regular stockholder engagement and strong and effective corporate governance policies that provide sufficient avenues for stockholders to meaningfully engage in Company affairs, and provide the Board the opportunity to take accountability and maintain a high level of transparency. We have a robust investor engagement program and regularly engage with key stockholders to discuss, among other items, governance issues to ensure that management and the Board understand and address issues that are important to the Company’s stockholders. Feedback from these engagements is provided to the Board, who in turn decides whether enhancements to our Company’s policies and practices are required to meet stockholder expectations relating to current issues or emerging trends. Our existing governance policies provide stockholders with numerous avenues to address and discuss our business and governance policies with the Board, and demonstrate our responsiveness and willingness to engage with stockholders and provide them with a meaningful voice.

For instance, our bylaws provide a proxy access right permitting certain of our stockholders who have beneficially owned 3% or more of our common stock continuously for at least three years to submit director nominations via our proxy materials for up to 20% of the directors then serving. In addition, our bylaws provide for the annual election of directors through simple majority voting. These corporate governance policies provide our stockholders with numerous opportunities to be heard and to engage directly with the Board. In light of these existing opportunities for stockholder engagement, together with the existing right to call a special meeting and the ability to act by written consent, the Board believes that lowering the threshold to 10% and eliminating the holding period requirement as requested by the proposal could be detrimental to long-term investors in our Company, and would not make a meaningful difference in our stockholders’ ability to engage with the Board or influence our business or governance policies.

FOR ALL THE REASONS ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 5.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee’s Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 27, 2025, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2025 are available at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

EXHIBIT A

ADVANCED MICRO DEVICES, INC.

2023 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 9, 2026)

1. Purposes of the Plan. The purposes of this 2023 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	To promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

No additional stock awards shall be granted under Advanced Micro Devices, Inc. 2004 Equity Incentive Plan or the Xilinx, Inc. 2007 Equity Incentive Plan on or after May 18, 2023.

2. Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)

“Award Documentation” means any written agreement, plan, policy, or other documentation entered into, adopted, or approved by the Company that sets forth the terms and provisions applicable to an Award granted under the Plan, including, for the avoidance of doubt, any retirement, severance, or change in control plan, policy, or arrangement to the extent such document expressly governs the terms, vesting, exercisability, settlement, or forfeiture of an Award. All Award Documentation is subject to the terms and conditions of the Plan; provided, however, that in the event of any conflict between the Award Documentation and the Plan, the Plan shall control.

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

(h)	“Change of Control” Unless otherwise defined in Award Documentation, the term “Change of Control” shall mean any of the following events:

(i)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing 30% or more of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)

during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (iii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement A-1

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)

there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;

(iv)

there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; or

(v)	the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated.

Notwithstanding the foregoing: (y) unless otherwise provided in Award Documentation, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in Award Documentation, “Change of Control” shall exclude the acquisition of securities representing 20% or more of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)

“Constructive Termination” shall mean, with respect to a Participant who is an Officer, such Participant’s resignation upon the occurrence (without the Participant’s prior written consent) of any of the following: (i) a material diminution of the Participant’s compensation, authority, duties or responsibilities; (ii) the Company’s relocation of the Participant’s principal place of employment to a facility that is more than fifty (50) miles from the Participant’s then-current principal place of employment, or (iii) a material increase in amount of the Participant’s required business travel on behalf of the Company; provided, however, that a Participant may not resign from employment for Constructive Termination unless (A) the Participant has provided the Company with at least thirty (30) days’ prior written notice of the Participant’s intent to resign for Constructive Termination (which notice must be provided within ninety (90) days following the occurrence of the event(s) purported to constitute Constructive Termination) and (B) the Company has not remedied the alleged violation(s) within the thirty (30)-day notice period.

(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(q)	“Effective Date” has the meaning given in Section 22.

(r)

“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange, including without limitation the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(u)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)	“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

(w)	“Misconduct” means a Participant is determined by the Administrator in its sole discretion to have:

(i)	violated his or her obligations to the Company (or Affiliate) regarding confidentiality, or the protection of sensitive, confidential, or proprietary information and trade secrets;

(ii)	committed any act or omission resulting in the Participant being charged with a criminal offense involving moral turpitude, dishonesty, or breach of trust;

(iii)	engaged in conduct that constitutes a felony, or entered a plea of guilty (or state law equivalent) or nolo contendere with respect to a felony (or state law equivalent) under applicable law;

(iv)	engaged in conduct that constitutes gross neglect;

(v)	acted insubordinately or refused to implement the lawful directives of his or her manager;

(vi)	been chronically absent other than pursuant to an approved leave of absence per the Company’s (or Affiliate’s) policies;

(vii)	failed to cooperate with any internal investigation of the Company (or Affiliate);

(viii)

violated the Company’s Worldwide Standards of Business Conduct or committed other acts of misconduct, or violated any state or federal law relating to the workplace (including laws related to sexual harassment or age, sex or other prohibited discrimination);

(ix)	materially breached the AMD Agreement or any Company (or Affiliate) policy applicable to Participant, or any written agreement between the Participant and Company (or Affiliate); or

(x)	failed to substantially and satisfactorily perform his or her job duties with the Company (or Affiliate).

(x)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

(y)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

(z)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(aa)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(bb)

“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)	“Participant” means the holder of an outstanding Award granted under the Plan.

(ee)

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, measured on a generally accepted accounting principles (GAAP) or non-GAAP basis, relating to net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total shareholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, shareholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects, workforce, diversity, inclusion, or other environmental, social or governance objectives, or any other criteria determined by the Administrator in its sole discretion. The Performance Goals may differ from Participant to Participant and from Award to Award. Such Performance Goals also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but shall not be limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

(ff)	“Plan” means this Advanced Micro Devices, Inc. 2023 Equity Incentive Plan, as amended and restated.

(gg)

“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

(hh)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(ii)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

(kk)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(ll)	“Service Provider” means an Employee, Director or Consultant, subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

(mm)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

(nn)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a)

Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 153,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares may be issued under the Plan in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)

Reissuance. If Shares are (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited, then such Shares will again be available for grant and issuance under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4. Administration of the Plan.

(a)	Procedure.

(i)

Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(ii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Committee or other Board delegate, subject to the specific duties delegated by the Board to such Committee or other Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of facilitating compliance with appliable non-U.S. laws, easing the administration of the Plan or for qualifying for favorable tax treatment under foreign tax laws;

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs;

(ix)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)

to require that a Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in the Award Documentation at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award;

(xii)	to ensure that all Awards granted pursuant to the Plan comply with or are exempt from the provisions of Section 409A of the Code; and

(xiii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6. Limitations on Awards.

(a)

No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Vesting; Exercise; Rights as a Stockholder; Effect of Exercise.

(i)

Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. Notwithstanding any other provision of the Plan to the contrary, Awards of Options, SARs, Restricted Stock Units and Restricted Stock, shall not vest earlier than the date that is one year following the date the Award is made; provided, however,

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

that, notwithstanding the foregoing, (A) the Administrator may provide that such vesting restrictions may lapse or be waived upon the Participant’s death, Disability or termination of service, or upon a Change of Control, and (B) Awards of Options, SARs, Restricted Stock Units and Restricted Stock that result in the issuance of an aggregate of up to five percent (5%) of the Shares that may be authorized for grant under Section 3(a) of the Plan (as such authorized number of Shares may be adjusted as provided under the terms of the Plan) may be granted to any one or more Participants without respect to such minimum vesting provision. The vesting schedule shall be set forth in the Award Documentation.

(ii)

An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under Applicable Laws.

(iii)

Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iv)

Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)	Annual Award Limits.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 10,000,000 Shares.

(ii)

In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 15,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)

If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(d)

Withholding Obligations. Unless prohibited by the applicable Award Documentation, the Company may, in its sole discretion, satisfy any foreign, federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares from the Shares issued or otherwise issuable to the Participant in connection with an Award; provided, however, that no Shares are withheld with a value exceeding the maximum statutory tax rate of the Participant’s applicable jurisdiction(s) (or such other rate as may be necessary to avoid classification of the Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Documentation.

(e)

Dividends and Dividend Equivalents. The Administrator may provide that any Award (other than Options and Stock Appreciation Rights) that relates to shares of Common Stock shall earn dividends or dividend

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2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

equivalents; provided that, notwithstanding anything in the Plan to the contrary, the Administrator may not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an outstanding Award (or portion thereof) that has not vested. For any such Award, the Administrator may provide only for the accrual of dividends or dividend equivalents that will not be payable to the Participant unless and until, and only to the extent that, the Award vests. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

7. Term of Plan. The Plan shall become effective upon its adoption by the Board, subject to stockholder approval. The Plan shall continue in effect until February 15, 2033, unless terminated earlier under Section 17 of the Plan.

8. Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(A)

In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)

In the case of an ISO granted to any Employee other than an Employee described in subsection (A) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(C)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(D)

Except as provided in Section 15(a), the exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(ii)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(A)	Cash/wire/check;

(B)	broker-assisted cashless exercise;

(C)	any combination of the foregoing methods of payment; or

(D)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(c)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

A-8 ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(d)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

(e)

Termination for Misconduct. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s status as a Service Provider is terminated for Misconduct (or if the Participant resigns as a Service Provider when grounds for termination for Misconduct exist), the Option shall terminate and cease to be exercisable immediately upon such termination as a Service Provider. If a Participant’s employment or service is suspended pending an investigation of whether the Participant will be terminated for Misconduct, all of the Participant’s rights under the Participant’s Options, including any right to exercise the Options, shall be suspended during the investigation period.

(f)

ISO Rules. The total number of Shares available for issuance under the Plan, as set forth in Section 3(a), is available for issuance in the form of ISOs, but nothing in this Section 8(f) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(f), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(g)

Buyout Provisions. Subject to Section 8(b)(i)(D), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

9. Stock Appreciation Rights.

(a)

Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)

Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. Except as provided in Section 15(a), the exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement A-9

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)

SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

(i)

Termination for Misconduct. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s status as a Service Provider is terminated for Misconduct (or if the Participant resigns as a Service Provider when grounds for termination for Misconduct exist), the SAR shall terminate and cease to be exercisable immediately upon such termination as a Service Provider. If a Participant’s employment or service is suspended pending an investigation of whether the Participant will be terminated for Misconduct, all of the Participant’s rights under the Participant’s SARs, including any right to exercise the SARs, shall be suspended during the investigation period.

(j)

Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10. Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

A-10 ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)

Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

11. Restricted Stock Units.

(a)

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units Award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units granted under the Plan. Restricted Stock Units Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units Award is granted. Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units Award.

(c)

Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)

Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator and in such manner as shall comply with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12. Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. Notwithstanding the terms of the Outside Director Equity Compensation Policy, the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to an Outside Director as compensation for his or her services as a Director, taken together with the cash fees paid during the calendar year to the Outside Director as compensation for his or her services as a Director, shall not exceed (a) $1,000,000 in total value in the case of an Outside Director other than the Chairman of the Board or the Lead Director, and (b) $1,500,000 in total value in the case of the Chairman of the Board or the Lead Director. For the

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement A-11

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the other limitations set forth in the Plan.

13. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14. Leaves of Absence; Transfer Between Locations. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or an Affiliate or (b) transfers between locations of the Company or between the Company and its Parent or Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option. Unless otherwise prohibited by Applicable Law or as otherwise provided in a Participant’s agreement for services as a Service Provider, the Administrator may make such provisions respecting suspension of vesting of Awards while a Participant is on an unpaid personal leave of absence other than a Company-approved or Affiliate-approved sabbatical, such that vesting shall cease on the first day of any such unpaid personal leave of absence and shall only recommence upon the Participant’s return to active service, except that (x) in no event shall an Option or SAR be exercised after the expiration of the term set forth in such Option or SAR, and (y) no action shall be taken by the Administrator under this Section 14 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the annual award limits under Section 6(c) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

A-12 ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(c)	Merger or Asset Sale.

(i)

In the event of a merger of the Company with or into another corporation (as such merger is described in Section 2(h)(iii) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 2(h)(iv) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(ii)

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed or substituted if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Documentation or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Affiliates, as applicable.

(d)

Change of Control. Except as otherwise expressly provided in the applicable Award Documentation governing an Award, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then (i) any Award held by such Participant that, as of the date of such Participant’s termination, vests based solely on the passage of time and performance of services (and not in whole or in part on the attainment of performance targets, goals or objectives) shall become fully vested and, if applicable, exercisable upon the date of termination of such status, and (ii) the vesting of all other Awards held by such Participant shall be determined in accordance with the vesting provisions of the Award Documentation for such Award.

(e)	Other Terms.

(i)

The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(ii)

No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16(b) or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement A-13

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(iii)

The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iv)

No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant. The date of grant of an Option or SAR shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.

17. Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b)

Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

A-14 ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20. Data Privacy. As a condition for participation in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and Affiliates; and participation details, to implement, manage and administer the Plan and any Awards hereunder (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan and any Awards hereunder, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By participating in the Plan, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 20 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 20, the Participant may be prohibited from receiving future Awards under the Plan. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Stockholder Approval. The Plan was originally approved by the stockholders on May 18, 2023 (the “Effective Date”). This amendment and restatement of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws. The date on which this amendment and restatement of Plan is approved by the stockholder is the “Restatement Effective Date”.

23. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Accordingly, with respect to an Award that the Administrator determines is subject to Section 409A of the Code, (a) termination of services as a Service Provider shall be determined based on the principles under Section 409A of the Code regarding a separation from service, (b) if the Change of Control definition contained in the Award Documentation does not comport with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment due under such Award shall be delayed until the earliest time that such payment would be permitted under Section 409A of the Code and (c) if the Administrator determines that the Participant granted such Award is a “specified employee” as defined under Section 409A of the Code, then any payment due under such Award upon the Participant’s separation from service shall not be paid until the first business day following the date that is six (6) months following the date of the Participant’s separation from service. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the

ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement A-15

2026 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under Section 409A of the Code.

24. Forfeiture Events. To the extent applicable, Awards shall be subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time. The Administrator may specify in Award Documentation that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause or Misconduct, violation of material Company and/or Affiliate policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates. The Administrator may also require the application of this Section 24 with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Documentation to the extent required under Applicable Laws.

A-16 ADVANCED MICRO DEVICES, INC. | 2026 Proxy Statement

AMD-4265401

AMD ADVANCED MICRO DEVICES, INC. PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the website, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/AMD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 12, 2026. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available, and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V86500-P42477 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following nominees and proposals: Election of Directors. For Against Abstain ADVANCED MICRO DEVICES, INC. 1a. Nora M. Denzel 1b. Michael P. Gregoire 1c. Joseph A. Householder 1d. John W. Marren 1e. KC McClure 1f. Lisa T. Su 1g. Abhi Y. Talwalkar 1h. Elizabeth W. Vanderslice Approve on a non-binding, advisory basis the compensation of the named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission. 2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. 4. Approve an amendment and restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan. 6. Transact any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote AGAINST the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 5. Stockholder proposal requesting changes to the stockholder right to call a special meeting. Signature [PLEASE SIGN WITHIN BOX] Signature Date (Joint Owners) Date

AMD V86501-P42477 2485 Augustine Drive Santa Clara, CA 95054 (408) 749-4000 You are cordially invited to attend our 2026 Annual Meeting of Stockholders to be held on Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time. Our 2026 Annual Meeting of Stockholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/AMD2026. Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided. Stockholders of record at the close of business on March 19, 2026 and holders of proxies for those stockholders may attend and vote at our annual meeting. Stockholders at the close of business on March 19, 2026 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders the opportunity to participate in our annual meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 27, 2025 are available at www.proxyvote.com. V86501-P42477 PROXY ADVANCED MICRO DEVICES, INC. Annual Meeting of Stockholders on May 13, 2026 This proxy is solicited by the Board of Directors The undersigned appoint(s) LISA T. SU and AVA M. HAHN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2026 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Wednesday, May 13, 2026 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the eight director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval on a non-binding, advisory basis the compensation of the named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, FOR the approval of an amendment and restatement of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan; AGAINST the stockholder proposal requesting changes to the stockholder right to call a special meeting, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. Continued and to be signed on reverse side